Annual Report

October 31, 2001

Classes A, B, C, and M                  International Equity Funds
                                        Pilgrim Worldwide Growth
                                        Pilgrim International Value
                                        Pilgrim International
                                        Pilgrim International Core Growth
                                        Pilgrim International SmallCap Growth
                                        Pilgrim Emerging Countries
                                        Pilgrim Global Communications
                                        Pilgrim Global Information Technology
                                        Pilgrim Asia-Pacific Equity
                                        Pilgrim European Equity
                                        Pilgrim Russia

                                        Precious Metals Fund
                                        Pilgrim Precious Metals


                                                              [LOGO] ING PILGRIM

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

          Letter to Shareholders ................................    1
          Portfolio Managers' Reports:
               International Equity Funds .......................    2
               Precious Metals Fund .............................   24
          Index Descriptions ....................................   26
          Report of Independent Accountants .....................   27
          Statements of Assets and Liabilities ..................   28
          Statements of Operations ..............................   33
          Statements of Changes in Net Assets ...................   35
          Financial Highlights ..................................   41
          Notes to Financial Statements .........................   53
          Portfolios of Investments .............................   71
          Shareholder Meetings ..................................  104
          Tax Information .......................................  106

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the October 31, 2001 Annual Report for the International Pilgrim Funds.

In February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which may provide core investment choices for the serious investor. As our fund family has grown, we have taken steps to rationalize the reporting for similar funds. We have conformed all of our International Funds to an October 31 year end for financial reporting purposes. There are eleven International Equity Funds and one Precious Metals Fund included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,
ING Pilgrim Group, LLC
December 15, 2001

PILGRIM WORLDWIDE GROWTH FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Portfolio Manager; Jeffrey Bernstein, Portfolio Manager; Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Worldwide Growth Fund (the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in countries with emerging securities markets when portfolio managers believe they present attractive opportunities.

Investment Strategy:

U.S. component: The Fund seeks to invest in equity securities of large U.S. companies the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds to the upper 90% of the S&P 500 Index. The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years. They also seek to provide a framework for identifying the industries and companies they believe may benefit most.

International component: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate market risks. The portfolio managers focus on various factors, including valuation, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview:

U.S. Market: U.S. equity markets were in the midst of one of the deepest and longest bear markets before the September 11th attacks, and the economy was teetering on the edge of recession. Industrial capacity utilization hit its lowest level since the 1980-82 recession, and unemployment rose above 5% for the first time since 1997. However, in the aftermath of the tragedy, markets were able to steady themselves and then recover, as swift action was taken on both the fiscal and monetary policy fronts. The Federal Reserve -- already pursuing a more accommodative strategy -- continued to increase liquidity throughout 2001 with ten rate cuts in ten months, totaling 450 basis points. While the signs of recovery have been more encouraging over the past few weeks, the past year has been one of the most difficult on record. The NASDAQ Composite fell 49.84% in the latest twelve month period, and fell 72.98% from peak to trough, which was reached in late September. The Dow Jones Industrial Average fell 17.28%, while the S&P 500 Index tumbled 24.90%. Small and mid cap stocks performed somewhat better, although the Russell 2000 Index still declined 12.70% and the S&P Midcap Index dropped 12.44% over the past year.

Foreign Markets: The fiscal year ended October 31, 2001 proved one of the more difficult in memory, with only two counter-trend rallies offering relief. The deteriorating global economy darkened profit forecasts all year long, and then, any hope of quick recovery was dashed on September 11th. Key this year has been whether Federal Reserve rate cuts, as aggressive as they have been, can quickly restore economic confidence. The effects of the bursting technology bubble were felt worldwide, and the MSCI EAFE Index declined 24.7%. European economies suffered as well, where the MSCI Europe Index fell by 24.2%. The Euro's 4.7% gain versus the US Dollar reflects an improving opinion on the merits of the currency, and a relatively tighter monetary policy. Earnings visibility, however, remains weak given the business environment and the after-effects of the telecom spending spree. In Japan, hopes for reform were piqued earlier this year upon Prime Minister Koizumi's arrival. With strong popular support and promises of a final write-down of bad loans, Koizumi spurred a Japanese market rally that proved short-lived. The MSCI Japan Index fell 33.1% for the year, as a harder economic reality emerged. Progress in structural reform advanced with puzzling difficulty. Investors then grew concerned about Japan's ability to reform without first experiencing major financial stress.

Outperforming sectors internationally were in the high earnings visibility areas of consumer non-durables, whereas, IT services, technology hardware and telecom sectors suffered the most.

Performance: For the fiscal year ended October 31, 2001 the Fund's Class A shares, excluding sales charges, declined 38.80%. The Morgan Stanley Capital International World Index fell 25.16% for the same period. According to Morningstar, the average return for the global fund category was -27.17%.

U.S. Market: At this point last year, the domestic portion of the Fund was substantially more defensive with significant positions in healthcare, consumer staples, and select utility stocks. However, as technology stocks pulled back to perceived bargain levels, we became more aggressive and added to companies with management teams who were experienced in managing through economic downturns and were potentially positioned to benefit from an economic recovery. Growth stock investing has been clearly out of favor over the past twelve months, and the Fund's strategy has suffered as a result. However, valuations are compelling for growth stocks, and we have thus increased our weighting in technology, healthcare, and stocks that are sensitive to the early stages of an economic recovery.

Foreign Markets: For most of the fiscal year the Fund maintained relatively large positions in high visibility companies such as Nestle, Diageo and Givaudan. Large financial company positions such as Fortis and Barclays acted defensively as well. The Fund maintained underweight positions in capital equipment, technology and telecom sectors, and benefited by avoiding economically sensitive stocks. Later in the year, defensive stocks were reduced since they had reached excessively high valuations. The Fund then selectively added to positions in technology and telecom as valuations became attractive. The focus has been very much on companies with strong balance sheets and cash generation, regardless of sector. As markets placed an increasingly high premium on financial strength, the Fund was able to avoid some notable disappointments.

Portfolio Managers' Report                         PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Market Outlook:

U.S. Market: While the current economic news is bleak, markets have a history of anticipating a recovery. Historically, the market has bottomed six to nine months before the economy turns. The best opportunities to invest in stocks often come when visibility is poor, because prices are reflective of the current environment rather than future opportunities. We remained focused on identifying the "best of the best." These are the companies best positioned to capitalize on the changes and dislocations that every cycle produces. We have focused on businesses with strong balance sheets and experienced management teams who are strengthening their companies' business models and gaining market share throughout the downturn.

Foreign Markets: The recession environment became well priced into expectations after September 11th. The debate today centers around the shape, magnitude and timing of recovery, or whether markets face a lengthy Japan-style adjustment. The managers believe that, while much of this is unknowable, opportunities exist in financially sound companies that stand to benefit from recovery. Probabilities suggest the amount of economic stimulus in the system should spur an upturn, and that the portfolio should become more geared in that direction. Strict valuation discipline will be maintained in order to limit downside risk.

                                  4/19/93    10/93     10/94     10/95     10/96     10/97     10/98     10/99     10/00    10/31/01
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Worldwide Growth Fund
  Class A With Sales Charge       $ 9,425   $10,732   $11,689   $12,471   $14,296   $17,421   $19,728   $32,483   $37,336   $22,852
Pilgrim Worldwide Growth Fund
  Class A Without Sales Charge    $10,000   $11,384   $12,400   $13,229   $15,165   $18,480   $20,927   $34,458   $39,606   $24,241
MSCI World Index                  $10,000   $10,970   $12,102   $12,964   $14,987   $17,346   $19,560   $24,725   $24,935   $18,662

                                       Average Annual Total Returns
                                  for the Periods Ended October 31, 2001
                           -----------------------------------------------------
                                               Since Inception   Since Inception
                                              of Class A and C     of Class B
                           1 Year    5 Year        4/19/93           5/31/95
                           ------    ------        -------           -------
Including Sales Charge:
  Class A (1)              -42.32%    8.54%         10.16%               --
  Class B (2)              -42.12%    8.88%            --             10.46%
  Class C (3)              -39.78%    9.14%         10.23%               --
Excluding Sales Charge:
  Class A                  -38.80%    9.83%         10.93%               --
  Class B                  -39.19%    9.16%            --             10.46%
  Class C                  -39.20%    9.14%         10.23%               --
MSCI World Index           -25.16%    4.48%          7.62%(4)          6.40%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 05/01/93.

(5)  Since inception performance for the index is shown from 06/01/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

PILGRIM INTERNATIONAL VALUE FUND                      Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Brandes' LargeCap Investment Committee, Brandes Investment Partners, L.P.

Goal: The International Value Fund (the "Fund") seeks long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: Throughout much of the twelve month period ended October 31, 2001, returns for non-U.S. stock markets were dragged down by a variety of concerns. During the period, the MSCI EAFE Index fell 24.7%. Emerging markets had similar losses, falling 25.4%. International markets were consistently rattled by worries over economic sluggishness and prospects for declining corporate profits. Tumbling technology stocks also contributed to losses and weakened sentiment.

Additional concerns, including the stability of the banking system in Japan, also weighed on market participants' resolve. Reflecting the difficult environment in Japan, the Nikkei Index sunk to a sixteen-year low in the first quarter of 2001.

As central banks around the world cut short-term interest rates in the second quarter, markets responded with tepid advances. However, those gains were not sustained. Fresh signs of continued deceleration in global economic growth and eroding corporate profits surfaced in July and August, dragging down share prices further. In September, stocks fell sharply in the wake of terrorist attacks in the United States.

The terrorist attacks appeared to exacerbate market participants' malaise and caution. Amid a crisis of confidence, emerging markets share prices slumped during the third quarter. Concerns over Argentina's financial woes also weighed on returns in Latin America and across many emerging markets, as well. Despite the difficult environment, international stocks did share in a modest rally following a sharp sell-off immediately following the terrorist attacks. Between September 11th and October 31st, performance for the MSCI EMF Index was essentially flat, while the MSCI EAFE Index gained 1.8%.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, fell 15.89% versus a 24.68% decline for the MSCI EAFE Index.

Portfolio Specifics: The combination of negative returns among diversified telecom services companies and a significant weighting in this industry proved to be the greatest drag on the Fund's overall performance in the period. Examples of underperforming telecom stocks included British Telecom (United Kingdom; 1.4% portfolio weighting), NTT Corp. (Japan; 1.4%), and Deutsche Telekom (Germany; 1.0%). Similarly, slumping returns for holdings in Japan and significant exposure to this country also weighed on results. Weak returns for holdings in Brazil and France also contributed to the decline.

While the Fund fell, it showed greater resilience than the MSCI EAFE Index. Contributing to better-than-benchmark performance were solid gains among tobacco holdings such as British American Tobacco (United Kingdom; 3.2% portfolio weighting) and Altadis (Spain; 1.9%).

The complexion of the Fund did not change significantly during the period. With respect to countries, it retains its greatest exposure to the United Kingdom and Japan. It maintains its largest industry exposure in diversified telecom services and banks. During the period, sales of select holdings whose share prices had climbed to levels consistent with our estimation of their underlying business values reduced our exposure in the United Kingdom. Depreciation also lessened our U.K. weighting. Among the U.K. positions we sold were Safeway (food & drug retailing), Royal & Sun Alliance (insurance), Reckitt Benckiser (household products), and Cadbury Schweppes (food products).

Reflecting our conviction in the Fund's diversified telecom services holdings, we took advantage of what we perceived as short-term price declines to add to a number of existing positions such as Deutsche Telekom and Telecom Italia (Italy; 1.1% of the portfolio). We also made select new purchases such as Zurich Financial Services (Switzerland -- diversified financials; 3.2%) and Repsol (Spain -- oil & gas; 2.3%). Our company-by-company analysis reinforced the promise of existing holdings in the banking industry. During the period, we purchased additional shares of banking holdings such as Bayerische Hypo Vereinsbank (Germany; 1.0%), Banco Bilbao Viz Argentaria (Spain; 2.1%), and Overseas Chinese Banking Corp. (Singapore; 1.5%).

Market Outlook: In spite of share price declines during the period, we believe the Fund remains well positioned for future gains. We acknowledge problems with a number of telecom companies, but believe market participants have jumped to generalizations regarding the industry and, in the process, have dismissed attractive telecom candidates. We continue to hold what we believe to be select telecom businesses with strong fundamentals and long-term appreciation potential.

Amid the emotionally charged environment surrounding international equity markets following the terrorist attacks in the United States, we remain focused on the objective, rational assessment of individual companies. We retain strict adherence to our value investment disciplines and maintain a long-term perspective. We continue to purchase and hold what we believe to be quality businesses trading at attractive prices. In our opinion, the fundamental strengths of these businesses will be recognized in the broader market over the long term, potentially rewarding patient investors with favorable results.

Portfolio Managers' Report                      PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                     3/6/95    10/95     10/96     10/97     10/98     10/99     10/00    10/31/01
                                    -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim International Value Fund
  Class A With Sales Charge         $ 9,425   $ 9,993   $11,216   $14,000   $15,381   $20,388   $24,171   $20,331
Pilgrim International Value Fund
  Class A Without Sales Charge      $10,000   $10,600   $11,897   $14,851   $16,316   $21,627   $25,640   $21,566
MSCI EAFE Index                     $10,000   $10,870   $12,044   $12,636   $13,894   $17,141   $16,684   $12,567

                                       Average Annual Total Returns
                                  for the Periods Ended October 31, 2001
                           -----------------------------------------------------
                                               Since Inception   Since Inception
                                              of Class A and C     of Class B
                           1 Year    5 Year       03/06/95          04/18/97
                           ------    ------       --------          --------
Including Sales Charge:
  Class A (1)              -20.74%   11.30%         11.24%              --
  Class B (2)              -20.17%      --             --             9.55%
  Class C (3)              -17.25%   11.85%         11.49%              --
Excluding Sales Charge:
  Class A                  -15.89%   12.63%         12.23%              --
  Class B                  -16.48%      --             --             9.87%
  Class C                  -16.52%   11.85%         11.49%              --
MSCI EAFE Index            -24.68%    0.85%          3.49%(4)         0.57%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 03/01/95.

(5)  Since inception performance for the index is shown from 05/01/97.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                 See accompanying index descriptions on page 26.

PILGRIM INTERNATIONAL FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Philip A. Schwartz, C.F.A., Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim International Fund ( the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

Investment Strategy: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues, which may affect the investment environment in regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: The fiscal year ended October 31, 2001, proved one of the more difficult in memory, with only two counter-trend rallies offering relief. The deteriorating global economy darkened profit forecasts all year long, and then, any hope of quick recovery was dashed on September 11th. Key this year has been whether Federal Reserve rate cuts, as aggressive as they have been, can quickly restore economic confidence. The effects of the bursting technology bubble were felt worldwide, and the MSCI EAFE Index declined 24.7%. European economies suffered as well, where the MSCI Europe Index fell by 24.2%. The Euro's 4.7% gain versus the US Dollar reflects an improving opinion on the merits of the currency, and a relatively tighter monetary policy. Earnings visibility, however, remains weak given the business environment and the after-effects of the telecom spending spree. In Japan, hopes for reform were piqued earlier this year upon Prime Minister Koizumi's arrival. With strong popular support and promises of a final write-down of bad loans, Koizumi spurred a Japanese market rally that proved short-lived. The MSCI Japan Index fell 33.1% for the year, as a harder economic reality emerged. Progress in structural reform advanced with puzzling difficulty. Investors then grew concerned about Japan's ability to reform without first experiencing major financial stress. Outperforming sectors internationally were in the high earnings visibility areas of consumer non-durables, whereas, IT services, technology hardware and telecom sectors suffered the most.

Performance: For the fiscal year ended October 31, 2001, the Fund's class A shares, excluding sales charges, provided a total return of -21.38% versus a decline in the MSCI EAFE Index of 24.68% for the same period.

Portfolio Strategy: For most of the fiscal year the Fund maintained relatively large positions in high visibility companies such as Nestle, Diageo and Givaudan. Large insurance company positions such as Allianz and Swiss Re acted defensively as well. The Fund maintained underweight positions in capital equipment, technology and telecom sectors, and benefited by avoiding economically sensitive stocks. Later in the year, defensive stocks were reduced since they had reached excessively high valuations. The Fund then selectively added to positions in technology and telecom as valuations became attractive. The focus has been very much on companies with strong balance sheets and cash generation, regardless of sector. As markets placed an increasingly high premium on financial strength, the Fund was able to avoid some notable disappointments.

Market Outlook: The recession environment became well priced into expectations after September 11th. The debate today centers around the shape, magnitude and timing of recovery, or whether markets face a lengthy Japan-style adjustment.

The managers believe that while much of this is unknowable, opportunities exist in financially sound companies that stand to benefit from recovery. Probabilities suggest the amount of economic stimulus in the system should spur an upturn, and that the portfolio should become more geared in that direction. Strict valuation discipline will be maintained in order to limit downside risk.

Portfolio Managers' Report                            PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                   1/3/94    10/94     10/95     10/96     10/97     10/98     10/99     10/00    10/31/01
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim International Fund
  Class A With Sales Charge       $ 9,425   $10,603   $10,113   $11,546   $12,395   $13,495   $17,410   $19,242   $15,128
Pilgrim International Fund
  Class A Without Sales Charge    $10,000   $11,250   $10,730   $12,251   $13,151   $14,318   $18,471   $20,416   $16,050
MSCI EAFE Index                   $10,000   $11,276   $11,268   $12,485   $13,100   $14,403   $17,769   $17,295   $13,027

                                            Average Annual Total Returns for
                                           the Periods Ended October 31, 2001
                          ----------------------------------------------------------------------
                                             Since Inception   Since Inception   Since Inception
                                                of Class A        of Class B       of Class C
                          1 Year    5 Year       01/03/94          08/22/00         09/15/00
                          ------    ------       --------          --------         --------
Including Sales Charge:
  Class A (1)             -25.88%    4.30%         5.43%                --               --
  Class B (2)             -25.33%      --            --             -27.31%              --
  Class C (3)             -22.70%      --            --                 --           -21.81%
Excluding Sales Charge:
  Class A                 -21.38%    5.55%         6.23%                --               --
  Class B                 -21.74%      --            --             -24.99%              --
  Class C                 -21.98%      --            --                 --           -21.81%
MSCI EAFE Index           -24.68%    0.85%         3.43%(4)         -26.35%(5)       -26.35%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 01/01/94.

(5)  Since inception performance for the index is shown from 09/01/00.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 26.

PILGRIM INTERNATIONAL
CORE GROWTH FUND                                      Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Philip A. Schwartz, C.F.A., Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim International Core Growth Fund (the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

Investment Strategy: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe will have earnings growth faster than that of the markets in which they are based, for at least 80% of the Fund's stock positions. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in the regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: The fiscal year ended October 31, 2001, proved one of the more difficult in memory, with only two counter-trend rallies offering relief. The deteriorating global economy darkened profit forecasts all year long, and then, any hope of quick recovery was dashed on September 11th. Key this year has been whether Federal Reserve rate cuts, as aggressive as they have been, can quickly restore economic confidence. The effects of the bursting technology bubble were felt worldwide, and the MSCI EAFE Index declined 24.7%. European economies suffered as well, where the MSCI Europe Index fell by 24.2%. The Euro's 4.7% gain versus the US Dollar reflects an improving opinion on the merits of the currency, and a relatively tighter monetary policy. Earnings visibility, however, remains weak given the business environment and the after-effects of the telecom spending spree. In Japan, hopes for reform were piqued earlier this year upon Prime Minister Koizumi's arrival. With strong popular support and promises of a final write-down of bad loans, Koizumi spurred a Japanese market rally that proved short-lived. The MSCI Japan Index fell 33.1% for the year, as a harder economic reality emerged. Progress in structural reform advanced with puzzling difficulty. Investors then grew concerned about Japan's ability to reform without first experiencing major financial stress.

Outperforming sectors internationally were in the high earnings visibility areas of consumer non-durables, whereas, IT services, technology hardware and telecom sectors suffered the most.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -26.56% versus a decline in the MSCI EAFE Index of 24.68%.

Portfolio Strategy: For most of the fiscal year, the Fund maintained relatively large positions in high visibility companies such as Nestle, Diageo and Givaudan. Large financial company positions such as Allianz and Barclays acted defensively as well. The Fund maintained underweight positions in capital equipment, technology and telecom sectors, and benefited by avoiding economically sensitive stocks. Later in the year, defensive stocks were reduced since they had reached excessively high valuations. The Fund then selectively added to positions in technology and telecom as valuations became attractive. The focus has been very much on companies with strong balance sheets and cash generation, regardless of sector. As markets placed an increasingly high premium on financial strength, the Fund was able to avoid some notable disappointments.

Market Outlook: The recession environment became well priced into expectations after September 11th. The debate today centers around the shape, magnitude and timing of recovery, or whether markets face a lengthy Japan-style adjustment.

The managers believe that, while much of this is unknowable, opportunities exist in financially sound companies that stand to benefit from recovery. Probabilities suggest the amount of economic stimulus in the system should spur an upturn, and that the portfolio should become more geared in that direction. Strict valuation discipline will be maintained in order to limit downside risk.

                                                           PILGRIM INTERNATIONAL
Portfolio Managers' Report                                      CORE GROWTH FUND
--------------------------------------------------------------------------------

                                                                      2/28/97    10/97     10/98     10/99     10/00    10/31/01
                                                                      -------   -------   -------   -------   -------   -------
Pilgrim International Core Growth Fund Class A With Sales Charge      $ 9,427   $11,139   $12,060   $16,598   $17,181   $12,619
Pilgrim International Core Growth Fund Class A Without Sales Charge   $10,000   $11,816   $12,793   $17,607   $18,225   $13,386
MSCI EAFE Index                                                       $10,000   $10,412   $11,448   $14,124   $13,747   $10,354

                                 Average Annual Total Returns
                             for the Periods Ended October 31, 2001
                             --------------------------------------
                                                Since Inception
                                 1 Year            02/28/97
                                 ------            --------
Including Sales Charge:
  Class A (1)                    -30.79%             5.11%
  Class B (2)                    -30.54%             5.39%
  Class C (3)                    -27.83%             5.63%
Excluding Sales Charge:
  Class A                        -26.56%             6.44%
  Class B                        -27.14%             5.74%
  Class C                        -27.15%             5.63%
MSCI EAFE Index                  -24.68%             0.75%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Core Growth Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for 1 year return.

(4)  Since inception performance for the index is shown from 03/01/97.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

PILGRIM INTERNATIONAL
SMALLCAP GROWTH FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Randall S. Kahn, Portfolio Manager; Loretta J. Morris, Portfolio Manager; Catherine Somhegyi Nicholas, Chief Investment Officer, Nicholas-Applegate Capital Management.

Goal: The International SmallCap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in small-capitalization, non-US securities.

Market Overview: In late 2000 and through October 31, 2001, the international stock markets were marked by volatility amid slowing economic growth worldwide. The events of September 11th only served to further heighten investor worry and cloud the outlook for recovery.

After ticking up slightly in January, stocks prices in developed non-US markets tumbled in February and March. European bourses led the market downturn. Negative news from many of the region's technology and telecommunications companies weighed on investor sentiment, as did the rapid deceleration in US GDP growth. In Japan, the MSCI Japan Index fell amid political uncertainty over the fate of Prime Minister Mori and concerns about the state of the domestic and US economies.

The second quarter saw numerous interest rate cuts by central bankers worldwide attempting to rekindle sluggish economic growth. However, two crucial markets did not follow suit. Europe's small cap environment was not nearly as favorable, as the European Central Bank lowered rates just 25 basis points in the second quarter. Meanwhile, the euro continued to weaken, declining 3.2% in the second quarter. In Japan's zero-interest rate environment, monetary easing was not an option. However, investors were encouraged by the election of a charismatic leader who promised to reform the nation's financial system. As a result, the yen strengthened slightly during the quarter.

During the third quarter, a period marked by economic malaise and the shock of terrorism in the United States, international small capitalization stocks were particularly affected by bearish sentiment. Even before the September 11th terrorist attacks, the US Federal Reserve Board was in the process of boosting liquidity throughout the world.

In August, rates fell 25 basis points for a total of 300 basis points year-to-date. However, the global economy was not responding to this stimulus. In response to terrorist attacks, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points when the market re-opened on September 17, 2001. It did so again on October 2, 2001 in an effort to restore confidence in global markets. However, small cap stocks in industries such as airlines, autos, luxury goods and other economic cyclical companies faced daunting challenges.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A Shares, excluding sales charges, provided a total return of -34.30% compared to the Salomon EPAC EMI (Europe, Pacific Australasia Composite Extended Market Index), which declined 19.16% during the same period.

Portfolio Specifics: The reporting period saw continued weakness in the global economy, which in turn pressured stock prices.

During the reporting period, stock selection and an overweight position in technology stocks was the largest factor in the portfolio's underperformance. As a result, the portfolio management team sharply reduced exposure to this sector. Holdings in technology issues fell from 33.98% on October 31, 2000, to 12.54% on October 31, 2001. Instead, assets were shifted to energy, commercial/industrial, producers/manufacturing and healthcare companies as we identified more attractive opportunities in these areas based on bottom-up fundamental research. Energy holdings were then reduced later in the period amid declining demand and unattractive valuations. As of October 31, 2001, the portfolio was significantly overweight the energy and healthcare sectors and underweight financial services stocks.

On a country basis, stock selection in the UK, Japan and Canada (which is not included in the benchmark index) negatively influenced returns. The decline in UK stocks came despite solid economic growth in that country. Japanese equities came under pressure throughout the period as its economy sank into recession and its banking and bad-debt woes worsened. At period's end, the portfolio was underweight stocks in Japan and the UK and overweight stocks in Denmark and Norway.

Market Outlook: Companies with strong balance sheets and the ability to generate cash flow are the most likely to survive in the current difficult business environment. Defensive sectors such as food and pharmaceuticals are likely to perform best, since these companies make things that consumers must buy regardless of the economy.

In addition, small cap companies will likely be acquired as their stock prices become increasingly attractive to larger companies. However, the asset class is likely to continue benefiting from a stronger local currency in relation to the dollar as well as continued efforts by central banks to boost global liquidity.

International small-cap stocks will likely experience volatility given the environment. We counsel investors to remain patient and disciplined in the weeks and months ahead. We believe investors ultimately should be rewarded for staying the course. Finally, we thank you for your patience and understanding during this difficult period.

                                                           PILGRIM INTERNATIONAL
Portfolio Managers' Report                                  SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                             8/31/94    10/94     10/95     10/96     10/97     10/98     10/99     10/00   10/31/01
                                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim International SmallCap Growth Fund
  Class A With Sales Charge                  $ 9,427   $ 9,374   $ 9,064   $10,556   $12,882   $14,898   $26,255   $33,506   $22,020
Pilgrim International SmallCap Growth Fund
  Class A Without Sales Charge               $10,000   $ 9,944   $ 9,615   $11,198   $13,666   $15,803   $27,851   $35,543   $23,359
Salomon EPAC EMI                             $10,000   $ 9,882   $ 9,398   $10,529   $10,048   $10,161   $11,994   $11,734   $ 9,485

                                      Average Annual Total Returns
                                 for the Periods Ended October 31, 2001
                          ------------------------------------------------------
                                              Since Inception    Since Inception
                                                 of Class B      of Class A & C
                          1 Year     5 Year       5/31/95           08/31/94
                          ------     ------       -------           --------
Including Sales Charge:
  Class A (1)             -38.08%    14.49%           --              11.65%
  Class B (2)             -37.62%    14.97%        14.43%                --
  Class C (3)             -35.23%    15.15%           --              11.78%
Excluding Sales Charge:
  Class A                 -34.30%    15.85%           --              12.57%
  Class B                 -34.59%    15.20%        14.43%                --
  Class C                 -34.62%    15.15%           --              11.78%
Salomon EPAC EM Index     -19.16%    -2.07%         0.09%(4)          -0.73%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC EM Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 06/01/95.

(5)  Since inception performance for the index is shown from 09/01/94.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

PILGRIM EMERGING COUNTRIES FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Senior VP; Philip Schwartz, Senior VP; Jan Wim Derks, VP; Eric Anderson, VP; Bratin Sanyal, VP; ING Pilgrim Investments, LLC.

Goal: The Pilgrim Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in Emerging Markets securities.

Investment Strategy: The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international investment community. The Fund may invest up to 35% of its total assets in securities of US and other developed market issuers, including investment-grade debt securities of US issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

Market Overview: During the reporting period emerging markets fell sharply. Using MSCI data, Latin America decreased by 22.6%, Asia by 23.3%, Europe and Middle East by 37.4% and South Africa by 16.3%. Over the same period the world's developed markets fell by 26.4%. In line with developed markets, emerging markets suffered from a poor sentiment for equities in general. Already since the middle of 2000 the equity markets started to discount a slowdown in global economic growth and disappointing earnings numbers. Because emerging markets are seen as a leveraged play on global growth, emerging markets were early in pricing in a serious slowdown. As a result, emerging markets underperformed developed markets in calendar year 2000. Since then, the global slowdown has materialized, and the markets are waiting for the first signs of a pick up in growth. Knowing that emerging markets will also be early in pricing in higher growth, emerging markets have outperformed developed markets in 2001. After investors started to be more risk averse following the September 11th attacks, emerging markets equities underperformed developed markets in September 2001, but partially regained lost ground in October 2001. Argentina and Turkey remained the main problem spots in emerging markets.

Both countries are suffering from a financial and economic crisis and are heavily dependent on external financing. Over the period, Argentina's stock market was down 51.0% and Turkey's market by 66.5%. Amongst the better performing countries during the reporting period were South Korea (+0.4%), Poland (+0.1%) and South Africa (-3.5%).

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -27.31% compared to the MSCI Emerging Markets Free Index, which returned -23.46% for the same period.

Portfolio Specifics: In the second half of the review period we reduced our overweight in Latin America initially to a neutral position and later on to an underweight. The situation in Argentina will probably continue to contaminate the rest of the South American region, including heavyweight Brazil. Within Latin America we are neutral Brazil, slightly underweight Mexico and underweight smaller markets like Argentina, Chile and Peru. In Asia we gradually upped the position to a slight overweight. Valuations have become very attractive and the region will be the first beneficiary from a recovery of global growth. We are overweight India, Korea and Thailand, neutral on China and Malaysia and underweight Taiwan, Philippines and Indonesia. We kept our overweight in the EMEA (Europe, Middle East, Africa) region all along. We remain overweight Eastern Europe and Russia. South Africa was reduced from an overweight to a slight underweight. In terms of sectors we are overweight TMT (technology, media, telecommunications), neutral on energy and underweight financials, industrials and food.

Market Outlook: We think the negative economic outlook is already fully incorporated in emerging markets stock prices. Global emerging market's valuation are near historical lows with P/E's at single digits for 2001 and 2002 versus P/E multiples of approximately 20 in developed markets. Therefore, we remain constructive with regard to the medium to longer term outlook for emerging markets. We believe a recovery of global growth in the second half of 2002 will very likely be anticipated by a rally in emerging markets in early 2002.

Portfolio Managers' Report                       PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                  11/28/94    10/95     10/96     10/97     10/98     10/99     10/00    10/31/01
                                   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Emerging Countries Fund
  Class A With Sales Charge        $ 9,425   $ 9,617   $11,641   $13,267   $ 9,825   $13,637   $13,562   $ 9,866
Pilgrim Emerging Countries Fund
  Class A Without Sales Charge     $10,000   $10,202   $12,348   $14,074   $10,422   $14,466   $14,387   $10,466
MSCI EMF Index                     $10,000   $ 8,501   $ 9,052   $ 8,284   $ 5,717   $ 8,268   $ 7,540   $ 5,771

                                       Average Annual Total Returns
                                  for the Periods Ended October 31, 2001
                           -----------------------------------------------------
                                               Since Inception   Since Inception
                                              of Class A and C     of Class B
                           1 Year    5 Year       11/28/94           05/31/95
                           ------    ------       --------           --------
Including Sales Charge:
  Class A (1)              -31.45%   -4.40%         -0.19%               --
  Class B (2)              -31.34%   -4.10%            --              0.16%
  Class C (3)              -28.49%   -3.74%         -0.17%               --
Excluding Sales Charge:
  Class A                  -27.31%   -3.25%          0.66%               --
  Class B                  -27.79%   -3.73%            --              0.16%
  Class C                  -27.83%   -3.74%         -0.17%               --
MSCI EMF Index             -23.46%   -8.61%         -7.64%(4)         -6.48%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/94.

(5)  Since inception performance for the index is shown from 06/01/95.

Principal Risk Factor(s): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

PILGRIM GLOBAL
COMMUNICATIONS FUND                                   Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Daniel Hayes, Portfolio Manager, ING Investment Management Advisors B.V.

Goal: The Pilgrim Global Communications Fund (the "Fund") seeks long-term capital appreciation by investing in equity securities of communications companies located throughout the world, including the United States.

Market Overview: The months leading into the final calendar quarter of 2000 were extremely challenging for technology investors. There were a number of issues that had conspired to crack sentiment towards the sector. At a macro level, a slowing US economy has been evidenced through softening consumption data pointing to GDP growth in the 2-3% range. Corporate bond markets' spreads were at levels last seen during the Russian crisis, pointing to a possibility of a credit crunch. Telecom carriers were experiencing downgrades on their debt ratings. At a sector level fears of a slowing economy and specifically reduced spending from cash strapped carriers has led to a huge de-rating of technology growth stocks. Inventory appeared to be building at the equipment manufacturers implying a slowdown of spending at the end user. The correction in high multiple communications infrastructure stocks (e.g., optical systems, IP data solutions, Communications IC, and optical components companies) was relentless in the last six weeks of the quarter. The big three: Cisco, Lucent and Nortel added to the fears of a slowdown in spending at the carrier level. Downgrades from Wall Street followed in both the Networking sector and the component and semi-conductor groups. Notably, however, the vast majority of the Infrastructure value chains were sticking to their strong guidance for the fourth calendar quarter of 2000. Even with the prospect of easier monetary policy, and a brand new president the year-end rally failed to materialize.

Greenspan signaled to the markets in early January that the easing cycle would commence resulting in a short-lived relief rally for the technology market as a whole. As the company fundamentals deteriorated however, profit warnings came thick and fast from such heavyweight technology companies as Nortel, Cisco, JDS Uniphase and Ericsson. A lack of visibility replaced the once blue sky in the technology sector, with most technology companies refusing to give guidance.

The deterioration of the sector balance sheet was at the root of the majority of technologies woes. The carriers capital constraints resulted in a clamp down on investment spending, and many of the issues relating to over leveraged balance sheets could not be resolved by a drop in short-term borrowing costs. The question for the investor, therefore, was at what point is the sector fully discounted from the negative news. March 2001 saw a low on the NASDAQ around 1600. Markets are forward looking and stock prices staged an impressive rally from the March lows. Telecomm remained a significant underperformer however.

Continued easing and deteriorating fundamentals characterized the second calendar quarter of 2001. The pre-announcements and the restructuring programs became bolder and more aggressive. There were no safe havens during this route as telecom services companies cut back spending in an effort to preserve cash, and technology companies battled with supply chains full of inventory and a falling end demand picture. So as we exited the first half of 2001, Mr. Greenspan had sent rates to below 4% and the NASDAQ sat poised around 2000.

If there were any doubts going into the third calendar quarter of 2001 that the US was heading for perhaps a prolonged economic slowdown, the events of September 11th provided the final tragic push for both the Market and world central banks (led of course by the Fed). Pre-announcements across all sectors of technology dominated the headlines, savage writedowns and layoffs were commonplace throughout the sector. In the communications semiconductor space, PMCS, AMCC and VTSS announced sequential declines to their top lines of 20-30%. JDS Uniphase, the optical components manufacturer, took its workforce to just 13,000 coming from a high of 39,000 and at the same time confirmed a write down of some $50 billion. Key support on the NASDAQ at 2000 eventually gave way as we moved into August. The Fed cut again, but the broader tech market remained immune to the monetary stimulus. At the time of this report, Fed Funds stand at 2%. Ciena, the last man standing in the world of communications tech, guided down the 2002 projections despite hitting numbers for the quarter. Lucent continues with their restructuring, the spin out Agere coming now in March 2002. Further capital expenditure cuts by major carriers added to the gloom in the communications technology space; WorldCom announced dramatic cuts to their budget from $7 billion to $5.5 billion. Balance sheet restructuring and the preservation of cash are the mantra of the communications space. Stock for debts swaps and rights issues are driving some value but mostly to the holders of bonds. The month of September will live long in the memory for all the wrong reasons. Once the markets finally reopened and despite concerted central bank intervention, the markets had only one direction and that was lower. Capitulation in the semiconductor market saw the Philadelphia Semiconductor Index break important support at 450. This was significant breakdown as the semiconductor group had generally outperformed the broader tech market throughput the summer. A by-product of the heightened market anxiety is that selectively telecom services companies benefited from the status of perceived safe haven. The logic being those telecom services companies are somewhat less prone to economic downturn! We can think of many reasons to buy this sector but the latter would not be one of them! Low valuations and a trend towards cash preservation and a focus on free cashflow generation may be more pertinent.

Year over year comparisons make interesting if not disturbing reading. Capital expenditures by telecom services companies at the start of the year were set to grow some 15-20%. It looks like that this figure will in-fact be down 15% in 2001. Nortel and Lucent revenue run rate will have effectively halved in 2001 compared to that of 2000. They will have reduced their workforce by close to 50% in the period of just nine months. JDS Uniphase has reduced the total number of employees from 39,000 to just 13,000 and looks to break even with a revenue run rate per quarter of just $320 million. This compares to their peak revenue quarterly run rate of close to $920 million. The telecom services industry struggle with an over-leveraged balance sheet and capital markets that for all practical purposes are closed. Winstar, Covad, Northpoint Rythms are high profile victims of the collapse in the telecom sector. Level Three and Global Crossing, once the darlings of Wall Street are, in the process of redefining their business plans in the light of deteriorating industry and macroeconomic fundamentals. It has been a truly harrowing year for communications investors!

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -76.16% compared to the NASDAQ Telecom Index, which returned -66.09% for the same period.

Portfolio Specifics: Telecom services remained a difficult investment space during the year. We exited all new entrant names during the first half of 2001 (i.e., Level Three, Global Crossing, UPC, Versatel) and increased weightings in the RBOCS, notably Verizon and SBC. We also added WorldCom and AT&T, but weightings on all these "defensive" names have varied considerably during the year as we have looked to accumulate technology issues on major sell off in the sector. In relative terms, the Fund stayed overweight wireless issues within the telecom

                                                                  PILGRIM GLOBAL
Portfolio Manager's Report                                   COMMUNICATIONS FUND
--------------------------------------------------------------------------------

services sector. Within technology issues we added in the second quarter of 2001 new theme: Electronic manufacturing services. EMS, Flextronics and Sanmina are the representatives within this group. In recent weeks we have added Lucent and Nortel to the portfolio. We currently have a bias towards technology issues and favor European telecomm over US telecom services.

Market Outlook: A fundamental bottom in the buyer's of technology is a prerequisite of a strong technology sector. We are closer to that point and increased liquidity should go a long way to help the sector restructure its balance sheet. Stability of cash flow is becoming a metric that investors are increasingly seeking in these uncertain times. Expectations are almost universally bearish in the communications space, which is perhaps the best news we have had in a long time. Analysts rush to downgrade stocks that have rallied and refuse to upgrade stocks that are considered "cheap". We believe a stronger economy in 2002, and fundamental trough in sector fundamentals within the next couple of quarters improves the risk-reward trade-off for the technology investor. Demand in communications has never been the issue, making returns on that demand certainly has preoccupied investors in the last twelve months. The industry shakeout is certainly closer to a conclusion, cheaper technology platforms, regulatory stimulus, consolidation and a huge macrostimulus certainly tip the balance in favor of the growth investor. This is a very tough correction, but we believe definitely a pause on the road for a very important sector.

                                                                  3/1/00     10/00    10/31/01
                                                                  -------   -------   -------
Pilgrim Global Communications Fund Class A With Sales Charge      $ 9,425   $ 6,880   $ 1,640
Pilgrim Global Communications Fund Class A Without Sales Charge   $10,000   $ 7,300   $ 1,740
NASDAQ Telecom Index                                              $10,000   $ 5,471   $ 1,855

                                 Average Annual Total Returns
                             for the Periods Ended October 31, 2001
                             --------------------------------------
                                                    Since
                                                  Inception
                                     1 Year         3/1/00
                                     ------         ------
Including Sales Charge:
  Class A (1)                        -77.55%        -66.13%
  Class B (2)                        -77.52%        -65.99%
  Class C (3)                        -76.61%        -65.15%
Excluding Sales Charge:
  Class A                            -76.16%        -64.91%
  Class B                            -76.34%        -65.15%
  Class C                            -76.37%        -65.15%
NASDAQ Telecom Index                 -66.09%        -63.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Global Communications Fund against the NASDAQ Telecom Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Principal Risk Factor(s): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets. Because the Fund concentrates its investments in global communications companies, it will tend to have greater volatility than Funds not concentrated in one industry. In exchange for higher growth potential, investing in stocks of smaller and mid-size companies may entail greater price volatility than investing in those of larger companies.

                 See accompanying index descriptions on page 26.

PILGRIM GLOBAL INFORMATION
TECHNOLOGY FUND                                       Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Guy Uding, Portfolio Manager, ING Investment Management Advisors B.V.

Goal: The Pilgrim Global Information Technology Fund (the "Fund") seeks long-term capital appreciation by investing in equity securities of information technology companies located throughout the world, including the United States.

Market Overview: During the period, the technology-rich Nasdaq Index lost almost 50% of its value. The negative outlook for the US economy plagued the technology sector and the overall market throughout the year. In the spring, the US senate passed an 11-year, $1.35 trillion tax cut bill that reduces the top income tax rate to 35% and gave people a $300 refund in mid to late summer. Following the September 11th terrorist attacks, the FED lowered interest rates aggressively and provided additional liquidity in an effort to stabilize the further weakening US economy. More fiscal policies are under discussion and may include accelerated spending and additional tax cuts aimed at restoring consumer confidence. Although consumer confidence remained quite strong during most of the reporting period, in late October it plummeted to the lowest level in more than seven years, as job cuts, the war in Afghanistan and anthrax scares take their toll on the American consumer.

Early on in the reporting period many technology companies were reporting no evidence of a slowdown in their businesses because they were selling strategically critical applications or products that offered compelling ROI's. In fact, many Tech companies increased guidance late 2000/early 2001 due to good visibility following better-than-expected fourth quarter results. When the slowdown continued, coupled with a dim outlook, companies began reducing payrolls and trimming costs to make up for the slowdown in sales. Generally companies postponed and cancelled IT initiatives after the attacks on the US.

Hardware was under pressure throughout the period as PC and Server demand remained very weak due to the lack of a "killer" application to spur an upgrade cycle. Customers delayed their spending as the economy slowed and the number of start-ups going out of business grew. The component sector showed severe weakness because of a slowdown in orders, coupled with inventory issues, dampened the outlook even further, especially for the semiconductor companies. Utilization rates for the semiconductor companies fell quickly as demand weakened and the inventory issues continued. As a result, Semiconductor companies reduced capital spending budgets aggressively and cancelled orders.

Outsourcing companies were relatively strong as the average lifetime of contracts is five years giving those companies greater visibility going forward. In addition, the number of deals is increasing as clients resort to outsourcing to cut costs.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -67.57% compared to the Goldman Sachs Technology Industry Composite Index which returned -56.20% for the same period.

Portfolio Specifics: Across the board, analysts and companies alike lowered estimates aggressively. This fuelled further volatility and led to an active trading environment. We increased the weighting in the outsourcing theme at the beginning of the year by adding EDS to the portfolio. Visibility was improving and research suggested a continuation of the underlying demand drivers.

During the year we switched from the enterprise software companies toward the semiconductor companies. Evidence mounted that the inventory correction would be largely over by the third quarter if demand stabilized. Of course, demand plummeted after the attacks and the semiconductor sector came under selling pressure once again. More recently semiconductor companies are stating that the inventory issues are largely resolved. Companies like Texas Instruments are reporting book-to-bill figures above parity as parts of the business are slowly improving.

We added the gaming software sector to the portfolio. These names came under pressure on investor fear that demand would fall following the terrorist attacks. Sell through figures on consoles like the playstation2 didn't support this fear and we added Activision, THQ and Nvidia to the portfolio.

Market Outlook: The Federal Reserve is providing liquidity, interest rates are low and likely going lower, fiscal policy initiatives are under discussion and additional tax cuts could restore consumer confidence. We expect that the combination of these initiatives is likely to limit the duration and depth of an economic downturn. Although investors are already looking at the second half of next year for a recovery, the coming fourth quarter, traditionally the strongest quarter in technology, lacks visibility. The market appears to be pricing in a very dim set of figures and we expect investors to focus on the outlook from companies rather than the here and now. In many cases the stock market is proving immune to negative news pointing to a possible bottom for certain sub-sectors. Most notable is the semiconductor sector where investors appear to be warming up to it despite a continued lack of visibility.

Corporate IT budgets for 2002 are currently being set and given the weak economic environment, it is likely that spending plans will be quite conservative. When the economy actually recovers these budgets will open up. On the hardware side, things are looking a bit brighter. Increasingly CIO's are pointing to Windows and the subsequent upgrade of PC's as a top priority.

                                                      PILGRIM GLOBAL INFORMATION
Portfolio Manager's Report                                       TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                         12/15/98    10/99     10/00    10/31/01
                                                                          -------   -------   -------   -------
Pilgrim Global Information Technology Fund Class A With Sales Charge      $ 9,425   $16,381   $25,981   $ 8,426
Pilgrim Global Information Technology Fund Class A Without Sales Charge   $10,000   $17,380   $27,566   $ 8,940
Goldman Sachs Technology Industry Composite Index                         $10,000   $16,032   $19,385   $ 8,491

                                       Average Annual Total Returns
                                   for the Periods Ended October 31, 2001
                                   --------------------------------------
                                                      Since Inception
                                          1 Year         12/15/98
                                          ------         --------
Including Sales Charge:
  Class A (1)                             -69.43%          -5.77%
  Class B (2)                             -68.88%          -5.07%
  Class C (3)                             -68.11%          -4.53%
Excluding Sales Charge:
  Class A                                 -67.57%          -3.82%
  Class B                                 -67.81%          -4.42%
  Class C                                 -67.90%          -4.53%
Goldman Sachs Technology
  Industry Composite Index                -56.20%          -5.45%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Global Information Technology Fund against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/98.

Principal Risk Factor(s): International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund concentrates its investments in information technology-related companies and will tend to experience greater volatility than funds with more diversified portfolios. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 26.

PILGRIM ASIA-PACIFIC EQUITY FUND                      Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim Asia-Pacific Fund (the "Fund") normally invests at least 65% of its total assets in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan or Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American Depository Receipts, European Depository Receipts and other depository receipts.

Investment Strategy: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or market. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in different sectors or parts of the region, and to estimate local market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: We made the point in our Semi-annual Report at the end of April 2001 that the region in which the Fund invests is dominated by the markets of Hong Kong, Singapore, South Korea and Taiwan which currently account for upwards of 80% of the value of stocks in which foreigners can invest. The mostly weak but varied returns which markets put in those six months were followed by a slump. The gain of just over 3% eked out in Korea in the six months to April 30, 2001 was followed by a loss of twice this size in the second six months. However, the other major markets in the region fell by between 23% to 28% in the latter period as the global economy slid towards recession. This global slowdown has been led by a sharp reduction in mainly US business investment spending after a period of over investment in technology in the later 1990s, exacerbated by the "Y2K" scare. In addition, the rest of the world's major economies have provided no compensating strength. A policy vacuum remains in Japan, now surely back in recession. Europe's business cycle was already peaking by the end of 2000 and the European Central Bank has shown no desire to move aggressively to shore up demand by reducing interest rates. Companies in Asia, outside Japan, suffer badly under such circumstances. A significant part of the GDP of many of these economies is the value of exports to the US. The sharp contraction in business investment, especially technology, has obviously hurt Asia's IT related firms, among the world's major producers of telecommunications equipment and semiconductors. In addition the region's large financial sector has found it difficult to maintain profits in the face of a global slowdown, while Hong Kong property prices are about half of the levels that existed before the 1997/8 crisis. The events of September 11th made this bad situation worse and most of Asia is now in recession.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, declined 33.64%. The MSCI Far East Free ex Japan Index lost 25.18% for the same period.

Portfolio Strategy: As in the first six months of the year, the main feature of our strategy has been to remain overweight in the telecommunications and technology sectors. We believe that, while share prices in these sectors have been hit hard by the global slowdown, especially in the US, the companies involved are world class competitors. We feel that there is at least as much risk involved in being underweight in technology and telecommunications as there is in being overweight, as there is much bad news already in the market. The same is true in the financial stocks, although we did reduce weight in the second six months. Conversely, so-called defensive stocks, those with visible earnings, have become very expensive, and therefore not necessarily defensive any more.

Market Outlook: The Federal Reserve has, at the time of writing, reduced interest rates ten times in 2001 and the Federal Funds rate is now at 2%, the lowest since 1961. The policy response to the September 11th attacks was to flood the system with liquidity, and although this might not be an immediate cure for an investment led slowdown, it could well make the recovery that much sharper when it arrives, potentially benefiting the kinds of companies that are in the portfolio.

Portfolio Managers' Report                      PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

                                     8/31/95    10/95     10/96     10/97     10/98     10/99     10/00    10/31/01
                                     -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Asia-Pacific Equity Fund
  Class A With Sales Charge          $ 9,425   $ 9,312   $ 9,597   $ 6,142   $ 4,713   $ 6,587   $ 4,723   $ 3,134
Pilgrim Asia-Pacific Equity Fund
  Class A Without Sales Charge       $10,000   $ 9,880   $10,182   $ 6,517   $ 5,001   $ 6,989   $ 5,021   $ 3,325
MSCI Far East Free ex-Japan Index    $10,000   $10,019   $11,010   $ 7,201   $ 5,541   $ 8,426   $ 6,624   $ 4,956

                                             Average Annual Total Returns
                                        for the Periods Ended October 31, 2001
                                      ------------------------------------------
                                                                 Since Inception
                                      1 Year         5 Year          09/01/95
                                      ------         ------          --------
Including Sales Charge:
  Class A (1)                         -37.40%        -21.00%          -17.14%
  Class B (2)                         -37.14%        -20.97%          -16.96%
  Class M(3)                          -36.06%        -21.04%          -17.25%
Excluding Sales Charge:
  Class A                             -33.64%        -20.05%          -16.34%
  Class B                             -33.87%        -20.65%          -16.96%
  Class M                             -33.69%        -20.47%          -16.78%
MSCI Far East Free ex-Japan
  Index                               -25.18%        -14.75%          -10.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Asia-Pacific Equity Fund against the MSCI Far East Free ex-Japan Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the maximum Class M sales charge of 3.50%.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

Principal Risk Factor(s): Increased price volatility and other risks that accompany an investment in foreign equities and in securities of issuers in a single region. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                 See accompanying index descriptions on page 26.

PILGRIM EUROPEAN EQUITY FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Adrian van Tiggelen, Head of European Equities, leads an eight member team, ING Investment Management Advisors B.V.

Goal: The Pilgrim European Equity Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio of primarily European companies.

Market Overview: The European markets declined 28% in Euro terms and 24% in USD terms in the reporting period. The European markets started weak in the reporting period with a 6% decline in November. The uncertainty around the outcome of the US presidential elections and a continuation of deteoriating economic data kept investors on the edge. While December was flat, the markets recovered in April, May and June only to fall again in July and August. This fall accelerated in September due to the terrorist attacks which caused investors to price in the increased risk of a US recession. During October the markets recovered from the lows on expectations that the FED easing during the year will help the economy to recover. The TMT (technology, media, telecommunications), sector underperformed most of the year due to earnings disappointments in technology, balance sheet problems of telecom operators and falling advertising revenues for media companies. The underperformance of the telecom sector reversed in September and October while technology and media started to outperform the market in October 2001. The best performing sectors in the reporting period were basic industries (like paper and steel), tobacco and building materials.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A Shares, excluding sales charges, provided a total return of -26.38% compared to the FT Europe Index which returned -23.98% for the same period.

Portfolio Specifics: At the start of the reporting period we positioned the portfolio for an economic slowdown by increasing our weight in defensives (Deutsche post, Interbrew, Iberdrola and Novartis) and reducing positions in banks and technology (Ericsson, Alcatel and Marconi). Going into 2001, we were neutrally weighted in TMT, 10% overweight in defensive sectors and 10% underweight in cyclical sectors. In the first quarter of 2001, we started to gradually increase weightings in technology and telecom and reduced it in financials. We reduced the weight in technology again after the rally in March and April and reinvested this in cyclicals and banks. Going into the summer we were still overweight defensives and underweight cyclicals. As markets were becoming relatively cheap we started to gradually add beta to the portfolio again in August by buying TMT and cyclicals. In the terrible September month we did a lot of transactions, as the immense volatility during the month caused regular opportunities to switch to very oversold stocks out of less oversold situations. Most of the transactions took place within sectors, so on the whole sector weightings didn't change a lot in September. In October, we started to position the portfolio gradually in a more cyclical way, as the sell off after September 11th brought valuation levels back in attractive territory. We sourced the purchase of a range of consumer and industrial cyclicals (BAE, Invensys, Volkswagen PPR, LVMH, Dixons and Lufthansa) mainly by reducing the overweight in defensives (we sold Rentokil, BG Group and topsliced Danone, Endesa and Nestle) and telecom (by reducing Deutsche Telekom, France Telecom and Telecom Italia), which both did extremely well in September.

Market Outlook: Given the fall in bond yields, which occurred during the year, equities still look relatively cheap on yield related ratios, in spite of further earnings downgrades. We expect European earnings to fall by at least 10% this year. For next year, earnings will depend very much on the length and depth of the economic downturn, but in our central scenario of a moderate upturn in the second half, earnings should be about flat versus 2001. Unless one expects a very long global deflationary recession (which is certainly not our central scenario), the valuation of equities in relation to bond yields look attractive, with about 20% upside to fair value (assuming stable bond yields). Assuming an economic recovery sometime next year, we have a positive outlook for the next 12 months.

Portfolio Managers' Report                          PILGRIM EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

                                                           12/15/98    10/99     10/00    10/31/01
                                                            -------   -------   -------   -------
Pilgrim European Equity Fund Class A With Sales Charge      $ 9,425   $10,320   $10,622   $ 7,820
Pilgrim European Equity Fund Class A Without Sales Charge   $10,000   $10,950   $11,270   $ 8,297
FT Europe Index                                             $10,000   $10,930   $10,803   $13,394

                              Average Annual Total Returns
                          for the Periods Ended October 31, 2001
                          --------------------------------------
                                            Since Inception
                                1 Year         12/15/98
                                ------         --------
Including Sales Charge:
  Class A (1)                   -30.62%          -8.18%
  Class B (2)                   -30.37%          -7.83%
  Class C (3)                   -27.64%          -7.07%
Excluding Sales Charge:
  Class A                       -26.38%          -6.28%
  Class B                       -26.88%          -6.92%
  Class C                       -26.94%          -7.07%
FT Europe Index                 -23.98%          -6.91%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim European Equity Fund against the FT Europe Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/98.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities of issuers in a single region. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                 See accompanying index descriptions on page 26.

PILGRIM RUSSIA FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Samuel Oubadia, Senior Investment Manager -- Emerging Markets Equities; Jan Wim Derks, Director -- Head of Emerging Markets Equities; Philip A. Schwartz, Portfolio Manager; Richard T. Sales, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Russia Fund (the "Fund") seeks long-term capital appreciation through investments in Russian securities.

Market Overview: With the local RTS Index having gained about 42% in US dollar terms since the start of the year, Russia has become one of the favorite markets of emerging market investors. The market actually peaked in late June, but has since given back some of its earlier gains. Nevertheless, the Russian economy has been proven quite resilient to the global economic slowdown. One of the biggest drivers of the Russian economy has been the growth in personal consumption. Consumption has been expanding at a rate of 10% year over year in each of the last six months. This expansion in consumer demand is being fuelled by the growth in personal incomes and real wages.

Of course, also key to the performance of the Russian economy is the price of oil. The average price per barrel of Brent crude, at about US $26.00, has been higher than most analysts had forecasted at the start of the year. The price of oil fell sharply in mid-September and, not surprisingly, the market reaction was quite negative. Still, the half-year results of Russia's major oil companies point to another banner year for the sector.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, have provided a total return of 12.45%. In the same period the Russian Trading System Index has risen 8.35%.

Portfolio Specifics: The most represented sector in the Russia Fund continues to be the oil and gas sector. This is to be expected given that the sector dominates the universe of Russian equities. The stocks in the sector have performed remarkably well largely due to the strength in the price of oil over most of 2001. Some of the better performing oil stocks that are held in the Fund include Yukos and Sibneft. Both stocks have seen their share price more than double in the period under review. Other oil stocks held by the Fund, such as Lukoil and Surgutneftegaz, have seen more moderate gains since the start of the year.

The sector with second largest weighting in the Fund is the telecommunications sector. While the sector has suffered globally, Russian telecommunication stocks have outperformed their international peers. The Fund has positions in both MTS and Vimplecom - the number one and two mobile companies, based on market share, in Moscow. Both are expected to do well given Russia's strong growth in household consumption. With the mobile penetration rate in the total Moscow area expected to reach about 25% by the end of 2001, both companies have now turned their attention to regional expansion. Penetration rates vary from region to region, but the growth prospects across Russia are still very attractive.

Another one of the Fund's strong performers is the mining company, GMK Norilsk Nickel. The stock has risen 60% in the period under review. The company has recently completed a complex restructuring of its shares, which also included the issuance of an ADR (American Depository Receipt.) However, as the news that has led to the jump in the share price is now widely known, the Fund has slowly been reducing its position in Norilsk Nickel shares in recent weeks.

Market Outlook: As mentioned, the Russian economy remains quite robust in spite of the adverse, global, economic developments. Real growth is expected to reach 5% in 2001, and analysts forecast growth in the range of 3-5% in 2002. As was the case in 2000, the federal budget is expected to end up in a surplus in 2001. Forecasts range from 1.5% of GDP to as much as 2.5%. Once again, the current account should end up in a large surplus position. Perhaps one of the main negative economic developments is the fact that inflation will still be as high as 18 to 20% by the end of 2001. This implies a strong real appreciation of the ruble.

It should be noted that the forecasts above assume an average price of US $20.00
- $22.00 per barrel of oil in 2002. However, the range of forecasts is quite wide, and most analysts agree that a price below US $15.00/barrel could prove critical to the Russian economy.

We believe that the general trend has been for a gradual, improvement in the corporate governance of Russian companies. This can be seen from the fact that more Russian companies are reporting financial results according to IAS, and more are reporting these results on a regular (that is, quarterly basis). This can also be seen by improvements in dividend policy. Nevertheless, we would not be so naive as to rule out the possibility of negative surprises in corporate governance related matters as well.

Quite paradoxically, at a time when equity investors are as risk averse as they have been for some time, Russian equities offer some very defensive qualities. The high oil price over the last couple of years has left many Russian companies in that sector with large cash positions. This, in turn, makes the prospect for higher dividends quite feasible. Furthermore, valuations for companies in the oil and gas sector are still well below their global peers.

Portfolio Managers' Report                                   PILGRIM RUSSIA FUND
--------------------------------------------------------------------------------

                                                                 7/3/96     10/96     10/97     10/98     10/99     10/00   10/31/01
                                                                 -------   -------   -------   -------   -------   -------   -------
Pilgrim Troika Dialog Russia Fund Class A With Sales Charge      $ 9,425   $ 8,227   $16,951   $ 2,434   $ 3,860   $ 7,059   $ 7,937
Pilgrim Troika Dialog Russia Fund Class A Without Sales Charge   $10,000   $ 8,729   $17,986   $ 2,583   $ 4,096   $ 7,490   $ 8,422
Moscow Times Index                                               $10,000   $ 9,433   $23,697   $ 3,057   $ 5,736   $11,634   $13,305
Russian Trading Systems Index                                    $10,000   $ 8,719   $20,685   $ 2,921   $ 4,964   $ 9,593   $10,394

                                             Average Annual Total Returns
                                        for the Periods Ended October 31, 2001
                                       ----------------------------------------
                                                                Since Inception
                                       1 year        5 year         07/03/96
                                       ------        ------         --------
Including Sales Charge:
  Class A (1)                           5.93%        -2.01%          -4.35%
Excluding Sales Charge:
  Class A                              12.45%        -0.84%          -3.28%
Moscow Times Index                     14.36%         6.02%           4.48%(2)
Russian Trading System Index            8.35%         2.77%          -0.01%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Russia Fund against the Moscow Times Index and Russian Tradings System Index. The indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charge and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "foward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Since inception performance for the index is shown from 06/28/96.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

Principal Risk Factor(s): Increased price volatility and other risks that accompany an investment in equity securities of issuers in a single region. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                 See accompanying index descriptions on page 26.

Portfolio Manager's Report PILGRIM PRECIOUS METALS FUND
--------------------------------------------------------------------------------

Portfolio Management: James A. Vail, C.F.A., Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Precious Metals Fund (the "Fund") seeks to attain capital appreciation and hedge against the loss of buying power of the US dollar as may be obtained through investment in gold bullion and in the securities of companies engaged in the mining or processing of gold and other precious metals and materials.

Market Overview: The fundamentals for the gold sector continue to be positive, fostered by heightened international tensions, lower interest rates globally, and reduced producer hedging. Additionally, the volatility in equity markets in general has maintained interest in gold shares as a perceived safe haven.

Performance: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, returned 34.56% compared to a 24.90% decline for the S&P 500 Index. In the same time frame, the Philadelphia Gold and Silver Index (XAU) returned 26.49%. The Fund's outperformance reflects its global structure and emphasis on unhedged producers.

Portfolio Specifics: During the last year the Fund has decreased it holdings in platinum and palladium companies specifically those in South Africa. This move reflects the reality that slowing global economies are expected to reduce the demand for automobiles and in turn catalysts, which employ palladium to meet stringent emission standards. We have also reduced exposure to diversified metals producers in an effort to more position the Fund to rising gold prices. These included Grupo Mexico and Penoles. More recently, in the period the Fund added to its holdings in Australia as this region lagged other gold mining venues. New positions were established in Delta Gold, Normandy Mining and Sons of Gwalia.

Market Outlook: Over the next two years, gold mine output is expected to decline as years of foregone exploration spending begin to be reflected. The low interest rate environment continues to limit producer hedging and central bank selling may have reached a plateaue. Industry consolidation continues and was a contributor to the Fund's performance during the last years. We expect this trend to proceed apace.

Portfolio Manager's Report                          PILGRIM PRECIOUS METALS FUND
--------------------------------------------------------------------------------

                                                           10/31/91    10/92     10/93     10/94     10/95     10/96
                                                            -------   -------   -------   -------   -------   -------
Pilgrim Precious Metals Fund Class A With Sales Charge      $ 9,425   $ 7,580   $11,578   $13,785   $11,421   $13,841
Pilgrim Precious Metals Fund Class A Without Sales Charge   $10,000   $ 8,042   $12,283   $14,624   $12,116   $14,683
S&P 500 Index                                               $10,000   $10,995   $12,639   $13,127   $16,598   $20,597
Gold Bullion                                                $10,000   $ 9,491   $10,340   $10,739   $10,705   $10,618
Philadelphia Gold and Silver Index                          $10,000   $ 9,121   $14,891   $14,302   $13,180   $14,333

                                                             10/97     10/98     10/99     10/00   10/31/01
                                                            -------   -------   -------   -------   -------
Pilgrim Precious Metals Fund Class A With Sales Charge      $ 8,869   $ 7,743   $ 7,743   $ 5,264   $ 7,084
Pilgrim Precious Metals Fund Class A Without Sales Charge   $ 9,409   $ 8,214   $ 8,214   $ 5,584   $ 7,515
S&P 500 Index                                               $27,212   $33,195   $41,715   $44,256   $33,236
Gold Bullion                                                $ 8,713   $ 8,179   $ 8,369   $ 7,401   $ 7,800
Philadelphia Gold and Silver Index                          $11,000   $ 9,519   $ 8,941   $ 5,761   $ 7,287

                                               Average Annual Total Returns
                                          for the Periods Ended October 31, 2001
                                          --------------------------------------
                                           1 Year        5 Years       10 Years
                                           ------        -------       --------
Including Sales Charge:
  Class A (1)                              26.75%        -13.57%        -3.39%
Excluding Sales Charge:
  Class A                                  34.56%        -12.54%        -2.82%
S&P 500 Index                             -24.90%         10.04%        12.76%
Gold Bullion                                5.39%         -5.98%        -2.45%
Philadelphia Gold and Silver Index         26.49%        -12.65%        -4.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Precious Metals Fund against the S&P 500 Index, Gold Bullion and Philadelphia Gold and Silver Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

Principal Risk Factor(s): Price volatility due to non-diversification and concentration in the gold/precious metals industry. The market for gold and other precious metals is widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher transaction/storage costs and realize gain only with an increase in market price. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders of their industry.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The MSCI EAFE Index consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities of the largest publicly traded companies around the world based on market capitalization.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The MSCI Far East Free ex-Japan Index measures performance of securities listed on exchanges in the Far East markets excluding Japan.

The Moscow Times Index is an index that measures the performance of the 50 most liquid and highly capitalized Russian stocks.

The Russian Trading System Index is a capitalization weighted index that is comprised of 100 stocks traded on the Russian Trading Systems.

The Gold Bullion is a commodity traded on the New York Mercantile Exchange.

The S&P MidCap Index is a market value-weighted index which measures the performance of the mid-size company segment of the U.S. market.

The NASDAQ Telecom Index is a capitalization-weighted index designated to measure the performance of all NASDAQ stocks in the telecommunications sector.

The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stock.

The FT Europe Index is average weighted by the market value of the performance of securities listed on the Stock Exchange of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and United Kingdom.

The Nikkei Index is a market value-weighted index calculated using all stocks listed on Japan's eight equities exchanges.

The Philadelphia Semiconductor Index is a price-weighted index of 16 companies that are involved in the design, distribution, manufacturing and sale of semiconductors.

The MSCI Japan Index is a capitalization weighted index that monitors the performance of stocks from the country of Japan.

The MSCI Europe Index is a capitalization weighted index that monitors the performance of stocks from all the countries that make up the continent of Europe.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of Pilgrim Mayflower Trust and Pilgrim Funds Trust and the Shareholders and Boards of Directors of Pilgrim Mutual Funds, Pilgrim International Fund, Inc., Pilgrim Advisory Funds, Inc., Pilgrim Russia Fund, Inc. and Pilgrim Precious Metals Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, and Pilgrim Emerging Countries Fund, four of the twelve funds comprising Pilgrim Mutual Funds, Pilgrim International Value Fund, one of the three funds comprising Pilgrim Mayflower Trust, Pilgrim Global Communications Fund, Pilgrim Global Information Technology Fund and Pilgrim European Equity Fund, three of the twelve funds comprising Pilgrim Funds Trust, Pilgrim Asia-Pacific Equity Fund, the sole fund comprising Pilgrim Advisory Funds, Inc., Pilgrim International Fund, Inc., Pilgrim Russia Fund, Inc. and Pilgrim Precious Metals Fund, Inc. (each a "Fund" collectively, the "Funds") at October 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets and financial highlights for each of the periods presented, except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

For all periods ended prior to and including December 31, 1999 for Pilgrim International Fund, Inc., Pilgrim Russia Fund, Inc. and Pilgrim Precious Metals Fund, Inc. the statements of changes in net assets and financial highlights were audited by other auditors whose reports dated February 17, 2000 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ended prior to and including June 30, 2000 for Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund and Pilgrim Asia-Pacific Equity Fund the statements of changes in net assets and financial highlights were audited by other auditors whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ended prior to and including October 31, 2000 for Pilgrim Global Communications Fund, Pilgrim Global Information Technology Fund and Pilgrim European Equity Fund the statements of changes in net assets and financial highlights were audited by other auditors whose report dated December 5, 2000 expressed unqualified opinions on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 14, 2001

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2001
--------------------------------------------------------------------------------

                                                                                                    Pilgrim           Pilgrim
                                           Pilgrim            Pilgrim                            International      International
                                          Worldwide        International        Pilgrim              Core             SmallCap
                                           Growth              Value          International         Growth             Growth
                                            Fund               Fund               Fund               Fund               Fund
                                       ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS:
Investments in securities, at value*   $   315,144,292    $ 2,360,491,607    $    36,839,004    $    37,415,360    $   376,619,147
Short-term investments, at
 amortized cost                              9,000,000                 --          3,698,212          3,398,150                 --
Cash                                           450,719        105,173,748            184,177                 --         11,457,418
Foreign currencies at value**                       --                 --              7,482                 --            373,604
Receivables:
  Investment securities sold                13,256,712         26,881,267          1,144,633          1,146,664          6,061,609
  Fund shares sold                             122,305         11,164,488             70,436            185,108            628,626
  Dividends and interest                       443,809          7,963,013            103,077             75,679            643,034
  Other                                             --                 --                 --            202,333            164,071
Unrealized appreciation on forward
 foreign currency contracts                         --                 --                 --                 --            971,770
Prepaid expenses                                92,706            153,127             33,343             18,220             59,099
Reimbursement due from manager                 467,636                 --                 --             80,369             15,793
                                       ---------------    ---------------    ---------------    ---------------    ---------------
   Total assets                            338,978,179      2,511,827,250         42,080,364         42,521,883        396,994,171
                                       ---------------    ---------------    ---------------    ---------------    ---------------
LIABILITIES:
Payable for investment securities
 purchased                                  10,441,333         20,020,000            835,357            835,919          6,094,959
Unrealized depreciation on forward
 foreign currency contracts                         --                 --                 --                 --            186,304
Payable for fund shares redeemed             1,358,893          4,352,935             14,980             60,326          1,022,674
Payable to affiliates                          489,031          3,457,369             59,554             61,760            530,441
Payable to custodian                                --                 --                 --            211,098                 --
Other accrued expenses and
 liabilities                                   496,413          1,255,373            199,830            153,785            406,264
                                       ---------------    ---------------    ---------------    ---------------    ---------------
   Total liabilities                        12,785,670         29,085,677          1,109,721          1,322,888          8,240,642
                                       ---------------    ---------------    ---------------    ---------------    ---------------
NET ASSETS                                 326,192,509      2,482,741,573         40,970,643         41,198,995        388,753,529
                                       ===============    ===============    ===============    ===============    ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                        $   521,637,634    $ 2,868,481,473    $    58,185,972    $    55,337,069    $   596,283,012
Accumulated net investment income
    (loss)                                          --         12,018,823            (24,777)           (46,479)        (1,288,353)
Accumulated net realized gain (loss)
 on investments and foreign
 currencies                               (161,354,195)        52,732,560        (11,853,841)       (10,013,553)      (186,481,503)
Net unrealized depreciation of
 investments and foreign
 currencies                                (34,090,930)      (450,491,283)        (5,336,711)        (4,078,042)       (19,759,627)
                                       ---------------    ---------------    ---------------    ---------------    ---------------
NET ASSETS                             $   326,192,509    $ 2,482,741,573    $    40,970,643    $    41,198,995    $   388,753,529
                                       ===============    ===============    ===============    ===============    ===============
*  Cost of securities                  $   349,238,008    $ 2,811,042,422    $    42,177,386    $    41,493,927    $   397,148,020
** Cost of foreign currencies          $            --    $            --    $         7,270    $            --    $       376,344

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2001
--------------------------------------------------------------------------------


                                                                                          Pilgrim           Pilgrim
                                   Pilgrim            Pilgrim                          International     International
                                  Worldwide        International        Pilgrim            Core            SmallCap
                                   Growth              Value         International        Growth            Growth
                                    Fund               Fund              Fund              Fund              Fund
                                -------------     --------------     -------------     -------------     -------------
Class A:
  Net assets                    $ 134,152,279     $1,195,760,216     $  37,489,410     $   8,706,853     $ 153,803,882
  Shares authorized                 unlimited          unlimited       200,000,000         unlimited         unlimited
  Par value                     $        0.00     $         0.01     $       0.001     $        0.00     $        0.00
  Shares outstanding                8,684,840         96,990,223         4,636,056           610,284         7,037,699
  Net asset value and
   redemption price per share   $       15.45     $        12.33     $        8.09     $       14.27     $       21.85
  Maximum offering price per
   share (5.75%)(1)             $       16.39     $        13.08     $        8.58     $       15.14     $       23.18

Class B:
  Net assets                    $  71,943,042     $  421,883,800     $   1,960,781     $  11,619,840     $  74,540,781
  Shares authorized                 unlimited          unlimited       100,000,000         unlimited         unlimited
  Par value                     $        0.00     $         0.01     $       0.001     $        0.00     $        0.00
  Shares outstanding                4,184,602         34,777,041           244,185           818,211         3,233,090
  Net asset value and
   redemption price per
   share(2)                     $       17.19     $        12.13     $        8.03     $       14.20     $       23.06
  Maximum offering price per
   share                        $       17.19     $        12.13     $        8.03     $       14.20     $       23.06

Class C:
  Net assets                    $ 102,919,340     $  603,228,883     $   1,513,539     $  13,213,120     $  69,319,628
  Shares authorized                 unlimited          unlimited        50,000,000         unlimited         unlimited
  Par value                     $        0.00     $         0.01     $       0.001     $        0.00     $        0.00
  Shares outstanding                6,731,898         49,840,390           188,663           927,632         3,279,060
  Net asset value and
   redemption price per
   share(2)                     $       15.29     $        12.10     $        8.02     $       14.24     $       21.14
  Maximum offering price per
   share                        $       15.29     $        12.10     $        8.02     $       14.24     $       21.14

Class I:
  Net assets                              n/a     $  226,066,944               n/a               n/a               n/a
  Shares authorized                       n/a          unlimited               n/a               n/a               n/a
  Par value                               n/a     $         0.01               n/a               n/a               n/a
  Shares outstanding                      n/a         18,301,364               n/a               n/a               n/a
  Net asset value and
   redemption price per share             n/a     $        12.35               n/a               n/a               n/a
  Maximum offering price per
   share                                  n/a     $        12.35               n/a               n/a               n/a

Class Q:
  Net assets                    $  17,177,848     $   35,801,730     $       6,913     $   7,659,182     $  91,089,238
  Shares authorized                 unlimited          unlimited        50,000,000         unlimited         unlimited
  Par value                     $        0.00     $         0.01     $       0.001     $        0.00     $        0.00
  Shares outstanding                  961,376          2,900,999               853           514,522         3,927,587
  Net asset value and
   redemption price per share   $       17.87     $        12.34     $        8.10     $       14.89     $       23.19
  Maximum offering price per
   share                        $       17.87     $        12.34     $        8.10     $       14.89     $       23.19

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2001
--------------------------------------------------------------------------------

                                                                         Pilgrim
                                            Pilgrim       Pilgrim         Global        Pilgrim         Pilgrim
                                           Emerging        Global       Information   Asia-Pacific     European       Pilgrim
                                           Countries   Communications   Technology       Equity         Equity         Russia
                                             Fund           Fund           Fund           Fund           Fund           Fund
                                         ------------   ------------   ------------   ------------   ------------   ------------
ASSETS:
Investments in securities, at value*     $117,985,399   $ 16,000,165   $ 40,668,059   $ 10,361,373   $ 19,915,691   $ 43,147,566
Short-term investments, at amortized
 cost                                       3,398,682             --             --             --             --      3,798,769
Cash                                               --             --             --         25,863         75,781      1,886,358
Foreign currencies at value**               2,462,645             --             --         41,525        236,136             --
Receivables:
  Investment securities sold                5,599,038        231,376      1,259,993             --        273,641        211,451
  Fund shares sold                            224,927          1,885          3,492        425,000          1,471         28,868
  Dividends and interest                      263,666          8,734         25,872             --         52,676             --
  Other                                        96,590             46        277,058          8,911            160        329,864
Prepaid expenses                               50,688         12,933         30,330         25,176         24,241         10,133
Reimbursement due from manager                     --         43,141        225,989         54,617        191,138             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
   Total assets                           130,081,635     16,298,280     42,490,793     10,942,465     20,770,935     49,413,009
                                         ------------   ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for investment securities
 purchased                                  7,323,154        282,309             --             --        286,337             --
Payable for fund shares redeemed              314,957         16,335         26,233          5,570             --         26,241
Payable to affiliates                         341,527         60,839         76,729         16,809         29,618         74,142
Payable to custodian                           33,377        102,628        695,611             --             --             --
Other accrued expenses and liabilities        655,073        165,993        230,923        187,641        143,909        293,830
                                         ------------   ------------   ------------   ------------   ------------   ------------
   Total liabilities                        8,668,088        628,104      1,029,496        210,020        459,864        394,213
                                         ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS                                121,413,547     15,670,176     41,461,297     10,732,445     20,311,071     49,018,796
                                         ============   ============   ============   ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                           224,946,338    109,689,130    135,728,378     44,845,864     26,060,121    129,710,978
Accumulated net investment income
    (loss)                                         --             --             --             --             --             --
Accumulated net realized loss on
 investments and foreign
 currencies(net of foreign tax on the
 sale of Indian investments of
 $1,197,118, $0, $0, $0, $0 and $0,
 respectively -- see note 2)              (81,759,738)   (77,765,244)   (71,936,976)   (25,917,423)    (1,504,501)   (73,676,147)
Net unrealized depreciation of
 investments and foreign currencies       (21,773,053)   (16,253,710)   (22,330,105)    (8,195,996)    (4,244,549)    (7,016,035)
                                         ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS                               $121,413,547   $ 15,670,176   $ 41,461,297   $ 10,732,445   $ 20,311,071   $ 49,018,796
                                         ============   ============   ============   ============   ============   ============
* Cost of securities                     $139,743,091   $ 32,253,212   $ 62,998,154   $ 18,557,385   $ 24,159,555   $ 50,163,601
** Cost of foreign currencies            $  2,470,814   $         --   $         --   $     41,510   $    235,852   $         --

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2001
--------------------------------------------------------------------------------

                                                                           Pilgrim
                                          Pilgrim         Pilgrim          Global          Pilgrim        Pilgrim
                                         Emerging         Global         Information    Asia-Pacific     European         Pilgrim
                                         Countries    Communications     Technology        Equity         Equity           Russia
                                           Fund            Fund             Fund            Fund           Fund             Fund
                                       ------------    ------------     ------------    ------------    ------------    ------------
Class A:
Net assets                             $ 67,247,246    $  8,106,512     $ 25,358,539    $  5,740,014    $ 19,055,994    $ 49,018,796
Shares authorized                         unlimited       unlimited        unlimited      24,000,000       unlimited     500,000,000
Par value                              $       0.00    $      0.001     $      0.001    $       0.01    $      0.001    $      0.001
Shares outstanding                        5,664,793       4,649,427        4,394,888       1,768,324       2,476,172       6,100,125
Net asset value and redemption
 price per share                       $      11.87    $       1.74     $       5.77    $       3.25    $       7.70    $       8.04
Maximum offering price per
 share (5.75%)(1)                      $      12.59    $       1.85     $       6.12    $       3.45    $       8.17    $       8.53
Class B:
Net assets                             $ 14,637,016    $  6,144,753     $ 11,726,411    $  3,777,756     $ 1,167,777             n/a
Shares authorized                         unlimited       unlimited        unlimited      24,000,000       unlimited             n/a
Par value                              $       0.00    $      0.001     $      0.001    $       0.01     $     0.001             n/a
Shares outstanding                        1,235,569       3,568,296        2,083,829       1,201,493         154,414             n/a
Net asset value and redemption
 price per share(2)                    $      11.85    $       1.72     $       5.63    $       3.14     $      7.56             n/a
Maximum offering price per share       $      11.85    $       1.72     $       5.63    $       3.14     $      7.56             n/a
Class C:
Net assets                             $ 12,746,153    $  1,418,911     $  4,376,347             n/a     $    87,300             n/a
Shares authorized                         unlimited       unlimited        unlimited             n/a       unlimited             n/a
Par value                              $       0.00    $      0.001     $      0.001             n/a     $     0.001             n/a
Shares outstanding                        1,117,184         823,316          780,009             n/a          11,619             n/a
Net asset value and redemption
 price per share(2)                    $      11.41    $       1.72     $       5.61             n/a     $      7.51             n/a
Maximum offering price per share       $      11.41    $       1.72     $       5.61             n/a     $      7.51             n/a
Class M:
Net assets                                     n/a              n/a              n/a    $  1,214,675             n/a             n/a
Shares authorized                              n/a              n/a              n/a      12,000,000             n/a             n/a
Par value                                      n/a              n/a              n/a    $       0.01             n/a             n/a
Shares outstanding                             n/a              n/a              n/a         383,851             n/a             n/a
Net asset value and redemption
 price per share                               n/a              n/a              n/a    $       3.16             n/a             n/a
Maximum offering price per
 share (3.50%)(3)                              n/a              n/a              n/a    $       3.27             n/a             n/a
Class Q:
Net assets                             $ 26,783,132             n/a              n/a             n/a             n/a             n/a
Shares authorized                         unlimited             n/a              n/a             n/a             n/a             n/a
Par value                              $       0.00             n/a              n/a             n/a             n/a             n/a
Shares outstanding                        2,184,457             n/a              n/a             n/a             n/a             n/a
Net asset value and redemption
 price per share                       $      12.26             n/a              n/a             n/a             n/a             n/a
Maximum offering price per share       $      12.26             n/a              n/a             n/a             n/a             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2001
--------------------------------------------------------------------------------

                                                                     Pilgrim
                                                                 Precious Metals
                                                                      Fund
                                                                 ---------------
ASSETS:
Investments in securities, at value*                              $  58,507,856
Short-term investments, at amortized cost                               898,831
Cash                                                                     27,624
Receivables:
  Investment securities sold                                          1,784,669
  Fund shares sold                                                          133
  Dividends and interest                                                 26,458
  Other                                                                      --
Prepaid expenses                                                         18,605
                                                                  -------------
    Total assets                                                     61,264,176
                                                                  -------------
LIABILITIES:
Payable for investment securities purchased                             338,297
Payable for fund shares redeemed                                         55,267
Payable to affiliates                                                    65,520
Other accrued expenses and liabilities                                  241,770
                                                                  -------------
    Total liabilities                                                   700,854
                                                                  -------------
NET ASSETS                                                           60,563,322
                                                                  =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                     145,598,363
Accumulated net investment income                                       299,614
Accumulated net realized loss on investments
 and foreign currencies                                             (91,203,163)
Net unrealized appreciation of investments and
 foreign currencies                                                   5,868,508
                                                                  -------------
NET ASSETS                                                        $  60,563,322
                                                                  =============
* Cost of securities                                              $  52,639,226
Class A:
Net Assets                                                        $  60,563,322
Shares authorized                                                   500,000,000
Par Value                                                         $       0.001
Shares Outstanding                                                   19,831,084
Net asset value and redemption price per share                    $        3.05
Maximum offering price per share (5.75%)(1)                       $        3.24

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the Year Ended October 31, 2001
--------------------------------------------------------------------------------

                                                                                                         Pilgrim
                                            Pilgrim         Pilgrim                        Pilgrim     International    Pilgrim
                                           Worldwide     International      Pilgrim     International    SmallCap       Emerging
                                            Growth           Value       International   Core Growth      Growth        Countries
                                             Fund            Fund            Fund           Fund           Fund           Fund
                                         -------------   -------------   ------------   ------------   -------------   ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*        $   3,930,078   $  57,386,783   $    625,525   $    598,696   $   6,292,819   $  3,414,471
Interest                                     1,791,847       3,093,743        129,188        176,341       1,851,071         69,384
                                         -------------   -------------   ------------   ------------   -------------   ------------
   Total investment income                   5,721,925      60,480,526        754,713        775,037       8,143,890      3,483,855
                                         -------------   -------------   ------------   ------------   -------------   ------------
EXPENSES:
Investment advisory and
 management fees                             4,723,391      23,993,859        421,204        569,246       5,329,734      1,924,552
Distribution and service fees:
   Class A                                     683,943       3,580,723         99,440         49,210         720,666        234,552
   Class B                                     981,321       4,558,514         14,992        152,055       1,010,331        187,223
   Class C                                   1,527,188       6,495,307         11,626        180,289         989,038        178,249
   Class Q                                      70,824          76,556             17         24,049         332,599        126,004
Transfer agent fees and expenses:
   Class A                                     492,756         971,693        109,441         40,398         504,275        180,813
   Class B                                     247,253         374,395          4,185         42,528         244,140         52,426
   Class C                                     393,157         532,712          3,265         51,109         239,936         49,987
   Class I                                          --           8,649             --             --              --             --
   Class Q                                       4,643          17,119              1          2,417          19,223          7,556
Administrative and service fees                 28,105       3,649,006         45,771         11,163          35,120         15,695
Custodian and fund accounting
 expenses                                      398,355       1,484,000        189,277        187,751         584,322        357,613
Printing and postage expenses                  514,307       1,125,870         21,782         42,885         274,850         86,870
Registration fees                              246,320         109,279        111,027         56,585         207,473         60,148
Professional fees                              280,604         392,000         23,043         16,075         161,445         36,865
Trustee expenses                                40,970          40,950          5,151          4,805          27,717         14,965
Merger expenses                                 56,074              --         17,218             --              --        107,439
Miscellaneous expenses                          75,876          82,505          8,223         12,346          24,812         47,792
                                         -------------   -------------   ------------   ------------   -------------   ------------
                                            10,765,087      47,493,137      1,085,663      1,442,911      10,705,681      3,668,749
Less:
   Waived and reimbursed fees                  440,133              --             --        148,124              --         22,901
                                         -------------   -------------   ------------   ------------   -------------   ------------
   Total expenses                           10,324,954      47,493,137      1,085,663      1,294,787      10,705,681      3,645,848
                                         -------------   -------------   ------------   ------------   -------------   ------------
Net investment income (loss)                (4,603,029)     12,987,389       (330,950)      (519,750)     (2,561,791)      (161,993)
                                         -------------   -------------   ------------   ------------   -------------   ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized loss on investments
 (net of foreign tax on the sale
 of Indian investments of $0, $0,
 $0, $0, $0 and $1,197,118,
 respectively -- Note 2)                  (147,361,520)     52,788,357     (9,674,525)    (7,056,444)   (146,155,871)   (28,999,081)
Net realized loss on foreign
 currencies                                 (8,440,808)       (281,345)    (2,169,263)    (2,319,463)    (27,571,768)    (7,774,168)
Net change in unrealized depreciation
 of investments and foreign currencies
 (net of change in estimated tax
 liability on Indian investments of
 $0, $0, $0, $0, $0 and $273,581,
 respectively --  Note 2)                  (80,566,335)   (513,633,123)    (4,519,435)    (6,404,908)    (47,851,481)   (27,496,017)
                                         -------------   -------------   ------------   ------------   -------------   ------------
   Net realized and unrealized
    loss on investments and
    foreign currencies                    (236,368,663)   (461,126,111)   (16,363,223)   (15,780,815)   (221,579,120)   (64,269,266)
                                         -------------   -------------   ------------   ------------   -------------   ------------
Decrease in net assets resulting
 from operations                         $(240,971,692)  $(448,138,722)  $(16,694,173)  $(16,300,565)  $(224,140,911)  $(64,431,259)
                                         =============   =============   ============   ============   =============   ============
* Foreign taxes                          $     462,979   $   7,322,252   $    100,383   $    123,858   $     914,538   $    361,403

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the Year Ended October 31, 2001
--------------------------------------------------------------------------------

                                                         Pilgrim
                                         Pilgrim          Global         Pilgrim        Pilgrim                        Pilgrim
                                         Global        Information    Asia-Pacific     European        Pilgrim         Precious
                                     Communications     Technology       Equity         Equity          Russia          Metals
                                          Fund            Fund            Fund           Fund            Fund            Fund
                                      ------------    -------------    -----------    -----------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*     $     44,152    $      83,821    $   233,667    $   433,545    $    484,017    $  1,118,767
Interest                                    10,086           40,577         38,601         26,718         257,792         281,109
Other income                                    --               --             --             --          52,676              --
                                      ------------    -------------    -----------    -----------    ------------    ------------
   Total investment income                  54,238          124,398        272,268        460,263         794,485       1,399,876
                                      ------------    -------------    -----------    -----------    ------------    ------------
EXPENSES:
Investment advisory and
 management fees                           402,328        1,005,614        182,354        298,825         594,656         516,587
Distribution and service fees:
   Class A                                  75,774          168,208         17,594         85,095         118,931         133,239
   Class B                                 150,284          232,492         53,982         15,554              --              --
   Class C                                  34,646           88,147             --          1,181              --              --
   Class M                                      --               --         16,143             --              --              --
Transfer agent fees and expenses:
   Class A                                  37,772          125,838         13,883         41,289          94,886         118,260
   Class B                                  25,762           60,368         11,507          2,651              --              --
   Class C                                   5,906           23,143             --            210              --              --
   Class M                                      --               --          4,697             --              --              --
Administrative and service fees             41,467           80,049          6,935         26,835          47,476          72,946
Custodian and fund accounting
 expenses                                   88,850          129,380        118,240        225,554         272,281          37,555
Printing and postage expenses               34,001           60,414         13,520         23,454          67,486          45,317
Registration fees                           97,240           68,500         41,303         38,141          37,093          47,463
Professional fees                           24,991           33,503         18,103         36,370          50,559          17,479
Trustee expenses                             8,020            5,695          2,439          4,220          20,744           3,863
Merger expenses                                 --           58,379         50,441             --              --          45,422
Miscellaneous expenses                       6,944           56,338          3,568         10,447          13,755           5,980
                                      ------------    -------------    -----------    -----------    ------------    ------------
                                         1,033,985        2,196,068        554,709        809,826       1,317,867       1,044,111
Less:
   Waived and reimbursed fees              266,751          504,929        161,970        346,534              --              --
   Redemption fee proceeds                      --               --             --             --         256,305              --
                                      ------------    -------------    -----------    -----------    ------------    ------------
   Total expenses                          767,234        1,691,139        392,739        463,292       1,061,562       1,044,111
                                      ------------    -------------    -----------    -----------    ------------    ------------
Net investment income (loss)              (712,996)      (1,566,741)      (120,471)        (3,029)       (267,077)        355,765
                                      ------------    -------------    -----------    -----------    ------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on
 investments                           (67,967,106)     (69,738,004)    (1,775,846)     1,254,925      (4,992,571)     (6,363,683)
Net realized gain (loss) on foreign
 currencies                             (1,489,607)      (1,785,917)      (353,075)    (2,509,982)         26,586      (5,041,076)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign
 currencies                              8,667,180      (34,281,108)    (3,198,125)    (5,758,078)     10,156,063      19,399,682
                                      ------------    -------------    -----------    -----------    ------------    ------------
   Net realized and unrealized
    gain (loss) on investments
    and foreign currencies             (60,789,533)    (105,805,029)    (5,327,046)    (7,013,135)      5,190,078       7,994,923
                                      ------------    -------------    -----------    -----------    ------------    ------------
Increase (decrease) in net assets
 resulting from operations            $(61,502,529)   $(107,371,770)   $(5,447,517)   $(7,016,164)   $  4,923,001    $  8,350,688
                                      ============    =============    ===========    ===========    ============    ============
* Foreign taxes                       $      4,907    $       5,326    $    36,943    $    68,063    $     85,307    $     23,920

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          Pilgrim Worldwide Growth Fund
                                                -------------------------------------------------
                                                     Year            Four              Year
                                                    Ended        Months Ended         Ended
                                                 October 31,      October 31,        June 30,
                                                     2001            2000              2000
                                                -------------    -------------    ---------------
FROM OPERATIONS:
Net investment income (loss)                    $  (4,603,029)   $  (2,413,127)   $    (5,140,001)
Net realized gain (loss) on investments and
 foreign currencies                              (155,802,328)      (4,709,606)        30,919,264
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                       (80,566,335)     (78,001,428)        91,792,764
                                                -------------    -------------    ---------------
  Increase (decrease) in net assets resulting
   from operations                               (240,971,692)     (85,124,161)       117,572,027
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  --               --                 --
  Class B                                                  --               --                 --
  Class C                                                  --               --                 --
  Class Q                                                  --               --                 --
Net realized gain from investments                (18,225,255)              --        (37,665,102)
Tax return of capital                              (7,156,338)              --                 --
                                                -------------    -------------    ---------------
  Total distributions                             (25,381,593)              --        (37,665,102)
                                                -------------    -------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  403,025,732      187,453,816        664,789,596
Net asset value of shares issued to
 shareholders in reinvestment of dividends         13,156,284               --         33,052,649
Net assets received in connection with
 reorganization (Note 14)                          55,730,423               --                 --
                                                -------------    -------------    ---------------
                                                  471,912,439      187,453,816        697,842,245
Cost of shares redeemed                          (511,257,476)    (130,618,094)      (337,872,684)
                                                -------------    -------------    ---------------
Net increase (decrease) in net assets derived
 from capital share transactions                  (39,345,037)      56,835,722        359,969,561
                                                -------------    -------------    ---------------
Net increase (decrease) in net assets            (305,698,322)     (28,288,439)       439,876,486
NET ASSETS:
Beginning of period                               631,890,831      660,179,270        220,302,784
                                                -------------    -------------    ---------------
End of period                                   $ 326,192,509    $ 631,890,831    $   660,179,270
                                                =============    =============    ===============
Accumulated net investment income (loss)        $          --    $    (587,286)   $            --
                                                =============    =============    ===============

                                                   Pilgrim International Value Fund
                                                  ----------------------------------
                                                        Year               Year
                                                       Ended              Ended
                                                    October 31,        October 31,
                                                        2001               2000
                                                  ---------------    ---------------
FROM OPERATIONS:
Net investment income (loss)                      $    12,987,389    $    12,215,889
Net realized gain (loss) on investments and
 foreign currencies                                    52,507,012        238,656,525
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                          (513,633,123)       (41,147,980)
                                                  ---------------    ---------------
  Increase (decrease) in net assets resulting
   from operations                                   (448,138,722)       209,724,434
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                              (8,788,538)        (3,809,622)
  Class B                                                (739,366)          (593,913)
  Class C                                              (1,348,847)          (828,109)
  Class Q                                                (219,484)                --
Net realized gain from investments                   (238,927,590)       (53,012,739)
Tax return of capital                                          --                 --
                                                  ---------------    ---------------
  Total distributions                                (250,023,825)       (58,244,383)
                                                  ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                    2,784,350,826      1,843,922,647
Net asset value of shares issued to
 shareholders in reinvestment of dividends            178,600,219         44,206,140
Net assets received in connection with
 reorganization (Note 14)                                      --                 --
                                                  ---------------    ---------------
                                                    2,962,951,045      1,888,128,787
Cost of shares redeemed                            (1,770,962,879)    (1,091,605,981)
                                                  ---------------    ---------------
Net increase (decrease) in net assets derived
 from capital share transactions                    1,191,988,166        796,522,806
                                                  ---------------    ---------------
Net increase (decrease) in net assets                 493,825,619        948,002,857
NET ASSETS:
Beginning of period                                 1,988,915,954      1,040,913,097
                                                  ---------------    ---------------
End of period                                     $ 2,482,741,573    $ 1,988,915,954
                                                  ===============    ===============
Accumulated net investment income (loss)          $    12,018,823    $    10,143,582
                                                  ===============    ===============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          Pilgrim International Fund
                                                ---------------------------------------------
                                                    Year             Ten             Year
                                                   Ended         Months Ended       Ended
                                                 October 31,      October 31,    December 31,
                                                    2001             2000            1999
                                                -------------    ------------    ------------
FROM OPERATIONS:
Net investment loss                             $    (330,950)   $    (52,323)   $    (46,900)
Net realized gain (loss) on investments and
 foreign currencies                               (11,843,788)      2,566,236       6,719,640
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                        (4,519,435)     (5,596,890)      2,440,717
                                                -------------    ------------    ------------
  Increase (decrease) in net assets resulting
   from operations                                (16,694,173)     (3,082,977)      9,113,457
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  --      (1,681,140)        (46,770)
  Class B                                                  --              --              --
  Class C                                                  --              --              --
  Class Q                                                  --              --              --
Net realized gain from investments                 (2,522,861)       (159,635)     (5,598,256)
                                                -------------    ------------    ------------
  Total distributions                              (2,522,861)     (1,840,775)     (5,645,026)
                                                -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  105,520,916      22,887,629       5,619,698
Net asset value of shares issued to
 shareholders in reinvestment of dividends          2,042,018       1,011,365       4,382,040
Net assets received in connection with
 reorganization (Note 14)                          39,847,064              --              --
                                                -------------    ------------    ------------
                                                  147,409,998      23,898,994      10,001,738
Cost of shares redeemed                          (118,040,395)    (13,461,366)    (12,165,686)
                                                -------------    ------------    ------------
Net increase (decrease) in net assets derived
 from capital share transactions                   29,369,603      10,437,628      (2,163,948)
                                                -------------    ------------    ------------
Net increase (decrease) in net assets              10,152,569       5,513,876       1,304,483
NET ASSETS:
Beginning of period                                30,818,074      25,304,198      23,999,715
                                                -------------    ------------    ------------
End of period                                   $  40,970,643    $ 30,818,074    $ 25,304,198
                                                =============    ============    ============
Accumulated net investment income (loss)        $     (24,777)   $    (44,363)   $    220,248
                                                =============    ============    ============

                                                    Pilgrim International Core Growth Fund
                                                -----------------------------------------------
                                                     Year            Four             Year
                                                    Ended        Months Ended        Ended
                                                 October 31,      October 31,       June 30,
                                                     2001            2000             2000
                                                -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                             $    (519,750)   $    (241,784)   $    (802,903)
Net realized gain (loss) on investments and
 foreign currencies                                (9,375,907)        (435,838)       7,893,481
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                        (6,404,908)     (10,007,118)       7,236,744
                                                -------------    -------------    -------------
  Increase (decrease) in net assets resulting
   from operations                                (16,300,565)     (10,684,740)      14,327,322
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                            (383,671)              --               --
  Class B                                            (282,575)              --               --
  Class C                                            (377,838)              --               --
  Class Q                                            (252,790)              --           (1,678)
Net realized gain from investments                 (3,786,278)              --       (2,936,042)
                                                -------------    -------------    -------------
  Total distributions                              (5,083,152)              --       (2,937,720)
                                                -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  250,950,815       66,836,057      192,088,330
Net asset value of shares issued to
 shareholders in reinvestment of dividends          3,679,161               --        2,747,516
Net assets received in connection with
 reorganization (Note 14)                                  --               --               --
                                                -------------    -------------    -------------
                                                  254,629,976       66,836,057      194,835,846
Cost of shares redeemed                          (274,199,878)     (61,845,481)    (164,147,202)
                                                -------------    -------------    -------------
Net increase (decrease) in net assets derived
 from capital share transactions                  (19,569,902)       4,990,576       30,688,644
                                                -------------    -------------    -------------
Net increase (decrease) in net assets             (40,953,619)      (5,694,164)      42,078,246
NET ASSETS:
Beginning of period                                82,152,614       87,846,778       45,768,532
                                                -------------    -------------    -------------
End of period                                   $  41,198,995    $  82,152,614    $  87,846,778
                                                =============    =============    =============
Accumulated net investment income (loss)        $     (46,479)   $     742,176    $          --
                                                =============    =============    =============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Pilgrim International SmallCap Growth Fund
                                          -----------------------------------------------------
                                                Year              Four               Year
                                               Ended          Months Ended          Ended
                                             October 31,       October 31,         June 30,
                                                2001              2000               2000
                                          ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                       $    (2,561,791)   $    (2,532,082)   $    (4,264,398)
Net realized gain (loss) on investments
 and foreign currencies                      (173,727,639)       (13,387,681)        58,803,599
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                           (47,851,481)       (73,243,053)        73,844,281
                                          ---------------    ---------------    ---------------
  Increase (decrease) in net assets
   resulting from operations                 (224,140,911)       (89,162,816)       128,383,482
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                      (1,698,448)                --                 --
  Class B                                        (237,496)                --                 --
  Class C                                        (352,852)                --                 --
  Class Q                                      (1,030,266)                --                 --
Net realized gain from investments            (47,336,342)                --        (17,147,337)
                                          ---------------    ---------------    ---------------
  Total distributions                         (50,655,404)                --        (17,147,337)
                                          ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares            1,226,761,083        443,296,214      1,305,859,725
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                     37,962,104                 --         15,848,417
Net assets received in connection with
 reorganization (Note 14)                              --                 --                 --
                                          ---------------    ---------------    ---------------
                                            1,264,723,187        443,296,214      1,321,708,142
Cost of shares redeemed                    (1,302,975,931)      (370,749,870)      (832,581,584)
                                          ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                                 (38,252,744)        72,546,344        489,126,558
                                          ---------------    ---------------    ---------------
Net increase (decrease) in net assets        (313,049,059)       (16,616,472)       600,362,703
NET ASSETS:
Beginning of period                           701,802,588        718,419,060        118,056,357
                                          ---------------    ---------------    ---------------
End of period                             $   388,753,529    $   701,802,588    $   718,419,060
                                          ===============    ===============    ===============
Accumulated net investment
 income (loss)                            $    (1,288,353)   $    (3,454,110)   $            --
                                          ===============    ===============    ===============

                                                   Pilgrim Emerging Countries Fund
                                          -----------------------------------------------
                                               Year             Four             Year
                                              Ended         Months Ended        Ended
                                            October 31,      October 31,       June 30,
                                               2001             2000             2000
                                          -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                       $    (161,993)   $  (1,024,857)   $  (2,952,138)
Net realized gain (loss) on investments
 and foreign currencies                     (36,773,249)     (12,916,101)      39,495,656
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                         (27,496,017)     (33,354,364)      (3,851,223)
                                          -------------    -------------    -------------
  Increase (decrease) in net assets
   resulting from operations                (64,431,259)     (47,295,322)      32,692,295
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                            --               --               --
  Class B                                            --               --               --
  Class C                                            --               --               --
  Class Q                                            --               --               --
Net realized gain from investments                   --               --               --
                                          -------------    -------------    -------------
  Total distributions                                --               --               --
                                          -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares            217,556,814       66,531,341      250,385,738
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                           --               --               --
Net assets received in connection with
 reorganization (Note 14)                    79,404,743               --               --
                                          -------------    -------------    -------------
                                            296,961,557       66,531,341      250,385,738
Cost of shares redeemed                    (304,714,477)     (80,132,252)    (211,768,273)
                                          -------------    -------------    -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                                (7,752,920)     (13,600,911)      38,617,465
                                          -------------    -------------    -------------
Net increase (decrease) in net assets       (72,184,179)     (60,896,233)      71,309,760
NET ASSETS:
Beginning of period                         193,597,726      254,493,959      183,184,199
                                          -------------    -------------    -------------
End of period                             $ 121,413,547    $ 193,597,726    $ 254,493,959
                                          =============    =============    =============
Accumulated net investment
 income (loss)                            $          --    $     (58,147)   $          --
                                          =============    =============    =============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Pilgrim Global              Pilgrim Global Information
                                                             Communications Fund                  Technology Fund
                                                        ------------------------------    ------------------------------
                                                            Year            Period            Year             Year
                                                           Ended             Ended           Ended            Ended
                                                         October 31,      October 31,      October 31,      October 31,
                                                            2001            2000 (1)          2001             2000
                                                        -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                                     $    (712,996)   $    (953,958)   $  (1,566,741)   $  (2,387,470)
Net realized gain (loss) on investments and foreign
 currencies                                               (69,456,713)      (8,461,691)     (71,523,921)      51,345,417
Net change in unrealized appreciation (depreciation)
 of investments and foreign currencies                      8,667,180      (24,920,890)     (34,281,108)      (7,560,553)
                                                        -------------    -------------    -------------    -------------
  Increase (decrease) in net assets resulting from
   operations                                             (61,502,529)     (34,336,539)    (107,371,770)      41,397,394
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                                 --               --      (49,214,503)      (3,661,253)
                                                        -------------    -------------    -------------    -------------
  Total distributions                                              --               --      (49,214,503)      (3,661,253)
                                                        -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                           23,102,759      150,314,667       83,127,198      158,060,941
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                         --               --       45,777,717        3,325,715
Net assets received in connection with reorganization
 (Note 14)                                                         --               --        5,497,157               --
                                                        -------------    -------------    -------------    -------------
                                                           23,102,759      150,314,667      134,402,072      161,386,656
Cost of shares redeemed                                   (41,755,847)     (20,159,835)    (109,727,837)     (91,159,037)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
 capital share transactions                               (18,653,088)     130,154,832       24,674,235       70,227,619
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                     (80,155,617)      95,818,293     (131,912,038)     107,963,760
NET ASSETS:
Beginning of period                                        95,825,793            7,500      173,373,335       65,409,575
                                                        -------------    -------------    -------------    -------------
End of period                                           $  15,670,176    $  95,825,793    $  41,461,297    $ 173,373,335
                                                        =============    =============    =============    =============
Accumulated net investment income (loss)                $          --    $          --    $          --    $          --
                                                        =============    =============    =============    =============

----------
(1)  Commenced operations on March 1, 2000.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             Pilgrim Asia-Pacific Equity Fund           Pilgrim European Equity Fund
                                      ----------------------------------------------    ----------------------------
                                          Year         Four Months         Year             Year            Year
                                         Ended            Ended           Ended            Ended           Ended
                                       October 31,     October 31,       June 30,        October 31,     October 31,
                                          2001            2000             2000             2001            2000
                                      ------------    -------------    -------------    ------------    ------------
FROM OPERATIONS:
Net investment income (loss)          $   (120,471)   $     297,360    $    (325,867)   $     (3,029)   $    (40,025)
Net realized gain (loss) on
 investments and foreign
 currencies                             (2,128,921)         (83,184)       7,499,044      (1,255,057)      1,260,197
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign
 currencies                             (3,198,125)      (8,020,905)      (5,113,014)     (5,758,078)       (232,864)
                                      ------------    -------------    -------------    ------------    ------------
  Increase (decrease) in net
   assets resulting from
   operations                           (5,447,517)      (7,806,729)       2,060,163      (7,016,164)        987,308
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                 (134,215)              --               --              --        (137,855)
  Class B                                  (79,361)              --               --              --          (2,147)
  Class C                                       --               --               --              --            (249)
  Class M                                  (85,615)              --               --              --              --
  Class X                                       --               --               --              --          (1,176)
Net realized gain from
 investments                                    --               --               --      (1,426,021)       (795,703)
                                      ------------    -------------    -------------    ------------    ------------
  Total distributions                     (299,191)              --               --      (1,426,021)       (937,130)
                                      ------------    -------------    -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares        74,999,492       20,603,558      103,757,205      74,498,593      21,072,178
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                 207,237               --               --       1,425,459         921,727
Net assets received in connection
 with reorganization (Note 14)           2,738,406               --               --              --              --
                                      ------------    -------------    -------------    ------------    ------------
                                        77,945,135       20,603,558      103,757,205      75,924,052      21,993,905
Cost of shares redeemed                (80,326,072)     (21,639,119)    (110,675,525)    (81,305,974)    (18,272,413)
                                      ------------    -------------    -------------    ------------    ------------
Net increase (decrease) in net
 assets derived from capital share
 transactions                           (2,380,937)      (1,035,561)      (6,918,320)     (5,381,922)      3,721,492
                                      ------------    -------------    -------------    ------------    ------------
Net increase (decrease) in net
 assets                                 (8,127,645)      (8,842,290)      (4,858,157)    (13,824,107)      3,771,670
NET ASSETS:
Beginning of period                     18,860,090       27,702,380       32,560,537      34,135,178      30,363,508
                                      ------------    -------------    -------------    ------------    ------------
End of period                         $ 10,732,445    $  18,860,090    $  27,702,380    $ 20,311,071    $ 34,135,178
                                      ============    =============    =============    ============    ============
Accumulated net investment
 income (loss)                        $         --    $     296,231    $          --    $         --    $     (1,262)
                                      ============    =============    =============    ============    ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Pilgrim Russia Fund
                                        --------------------------------------------
                                            Year         Ten Months         Year
                                           Ended           Ended           Ended
                                         October 31,     October 31,    December 31,
                                            2001            2000            1999
                                        ------------    ------------    ------------
FROM OPERATIONS:
Net investment income (loss)            $   (267,077)   $   (534,377)   $  1,563,372
Net realized gain (loss) on
 investments and foreign currencies       (4,965,985)      8,178,368     (35,464,744)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies       10,156,063      (4,834,914)     66,709,158
                                        ------------    ------------    ------------
  Increase (decrease) in net assets
   resulting from operations               4,923,001       2,809,077      32,807,786
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                         --              --        (586,463)
                                        ------------    ------------    ------------
  Total distributions                             --              --        (586,463)
                                        ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares          17,289,158      54,557,755      43,183,175
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                        --              --         554,553
Redemption fee proceeds                           --         390,342         167,637
Net assets received in connection
 with reorganization (Note 14)                    --              --              --
                                        ------------    ------------    ------------
                                          17,289,158      54,948,097      43,905,365
Cost of shares redeemed                  (26,829,915)    (63,131,621)    (36,262,949)
                                        ------------    ------------    ------------
Net increase (decrease) in net
 assets derived from capital share
 transactions                             (9,540,757)     (8,183,524)      7,642,416
                                        ------------    ------------    ------------
Net increase (decrease) in net assets     (4,617,756)     (5,374,447)     39,863,739
NET ASSETS:
Beginning of period                       53,636,552      59,010,999      19,147,260
                                        ------------    ------------    ------------
End of period                           $ 49,018,796    $ 53,636,552    $ 59,010,999
                                        ============    ============    ============
Accumulated net investment
 income (loss)                          $         --    $         --    $    (70,843)
                                        ============    ============    ============

                                                 Pilgrim Precious Metals Fund
                                        --------------------------------------------
                                            Year         Ten Months         Year
                                           Ended           Ended           Ended
                                         October 31,     October 31,    December 31,
                                            2001            2000            1999
                                        ------------    ------------    ------------
FROM OPERATIONS:
Net investment income (loss)            $    355,765    $    125,474    $    (15,134)
Net realized gain (loss) on
 investments and foreign currencies      (11,404,759)    (10,512,720)    (25,588,891)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies       19,399,682     (10,053,228)     32,389,359
                                        ------------    ------------    ------------
  Increase (decrease) in net assets
   resulting from operations               8,350,688     (20,440,474)      6,785,334
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                    (59,614)        (15,287)             --
                                        ------------    ------------    ------------
  Total distributions                        (59,614)        (15,287)             --
                                        ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares          21,463,292      15,323,872      31,794,471
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                    54,487          13,994              --
Redemption fee proceeds                           --              --              --
Net assets received in connection
 with reorganization (Note 14)            14,557,739              --      17,841,616
                                        ------------    ------------    ------------
                                          36,075,518      15,337,866      49,636,087
Cost of shares redeemed                  (23,933,244)    (27,268,213)    (34,746,635)
                                        ------------    ------------    ------------
Net increase (decrease) in net
 assets derived from capital share
 transactions                             12,142,274     (11,930,347)     14,889,452
                                        ------------    ------------    ------------
Net increase (decrease) in net assets     20,433,348     (32,386,108)     21,674,786
NET ASSETS:
Beginning of period                       40,129,974      72,516,082      50,841,296
                                        ------------    ------------    ------------
End of period                           $ 60,563,322    $ 40,129,974    $ 72,516,082
                                        ============    ============    ============
Accumulated net investment
 income (loss)                          $    299,614    $     49,339    $     12,833
                                        ============    ============    ============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                               PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      Class A
                                                -----------------------------------------------------------------------------------
                                                                Four                     Three
                                                   Year        Months       Year         Months
                                                  Ended        Ended        Ended         Ended
                                                October 31,  October 31,   June 30,      June 30,        Year Ended March 31,
                                                   2001      2000(5)(6)     2000         1999(1)      1999        1998        1997
                                                 -------      -------      -------       ------      ------      ------      ------
Per Share Operating Performance:
 Net asset value, beginning of period      $       26.36        29.98        23.58        21.39       19.33       16.88       16.57
 Income from investment operations:
 Net investment income (loss)              $       (0.11)       (0.07)       (0.15)          --       (0.02)       0.04       (0.16)
 Net realized and unrealized gain
 (loss) on investments                     $       (9.73)       (3.55)        9.62         2.19        5.78        5.33        2.20
 Total from investment operations          $       (9.84)       (3.62)        9.47         2.19        5.76        5.37        2.04
 Less distributions from:
 Net investment income                     $          --           --           --           --        0.06          --          --
 Net realized gain on investments          $        0.77           --         3.07           --        3.64        2.92        1.73
 Tax return of capital                     $        0.30           --           --           --          --          --          --
 Total distributions                       $        1.07           --         3.07           --        3.70        2.92        1.73
 Net asset value, end of period            $       15.45        26.36        29.98        23.58       21.39       19.33       16.88
 Total Return(2):                          %      (38.80)      (12.07)       42.43        10.24       33.56       34.55       12.51
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $     134,152      246,590      235,341       66,245      49,134      38,647      24,022
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)           %        1.85         1.61         1.67         1.75        1.86        1.86        1.85
 Gross expenses prior to expense
 reimbursement(recoupment)(3)              %        1.95         1.61         1.67         1.75        2.02        2.21        2.17
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)           %       (0.65)       (0.71)       (0.79)       (0.03)      (0.62)      (0.69)      (0.93)
 Portfolio turnover rate                   %         302           71          169           57         247         202         182

                                                                                   Class B
                                               -----------------------------------------------------------------------------------
                                                               Four                     Three
                                                  Year        Months       Year         Months
                                                 Ended        Ended        Ended         Ended
                                               October 31,  October 31,   June 30,      June 30,        Year Ended March 31,
                                                  2001      2000(5)(6)     2000         1999(1)      1999        1998        1997
                                                -------      -------      -------       ------      ------      ------      ------
Per Share Operating Performance:
 Net asset value, beginning of period      $      29.52        33.66        26.64         24.21       20.10       16.02       14.34
 Income from investment operations:
 Net investment income (loss)              $      (0.31)       (0.15)       (0.28)        (0.03)      (0.08)      (0.17)      (0.14)
 Net realized and unrealized gain
 (loss) on investments                     $     (10.82)       (3.99)       10.76          2.46        6.25        5.44        1.82
 Total from investment operations          $     (11.13)       (4.14)       10.48          2.43        6.17        5.27        1.68
 Less distributions from:
 Net investment income                     $         --           --           --            --        0.01          --          --
 Net realized gain on investments          $       0.86           --         3.46            --        2.05        1.19          --
 Tax return of capital                     $       0.34           --           --            --          --          --          --
 Total distributions                       $       1.20           --         3.46            --        2.06        1.19          --
 Net asset value, end of period            $      17.19        29.52        33.66         26.64       24.21       20.10       16.02
 Total Return(2):                          %     (39.19)      (12.27)       41.54         10.04       32.74       34.03       11.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $     71,943      126,756      130,988        27,938      18,556      10,083       5,942
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)           %       2.51         2.26         2.32          2.40        2.51        2.51        2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(3)              %       2.61         2.26         2.32          2.40        2.67        2.70        4.81
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)           %      (1.31)       (1.37)       (1.44)        (0.68)      (1.31)      (1.37)      (1.62)
 Portfolio turnover rate                   %        302           71          169            57         247         202         182

                                                                                     Class C
                                              -----------------------------------------------------------------------------------
                                                             Four                      Three
                                                 Year        Months       Year         Months
                                                 Ended       Ended        Ended        Ended
                                              October 31,  October 31,   June 30,     June 30,           Year Ended March 31,
                                                 2001      2000(5)(6)      2000        1999(1)       1999        1998        1997
                                                 ----      ----------      ----        -------       ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period    $        26.26        29.92        23.69        21.52        19.05       16.92       16.76
 Income from investment operations:
 Net investment loss                     $        (0.40)       (0.13)       (0.33)       (0.04)       (0.20)      (0.19)      (0.28)
 Net realized and unrealized gain
 (loss) on investments                   $        (9.50)       (3.53)        9.65         2.21         5.83        5.41        2.23
 Total from investment operations        $        (9.90)       (3.66)        9.32         2.17         5.63        5.22        1.95
 Less distributions from:
 Net investment income                   $           --           --           --           --         0.01          --          --
 Net realized gain on investments        $         0.77           --         3.09           --         3.15        3.09        1.79
 Tax return of capital                   $         0.30           --           --           --           --          --          --
 Total distributions                     $         1.07           --         3.09           --         3.16        3.09        1.79
 Net asset value, end of period          $        15.29        26.26        29.92        23.69        21.52       19.05       16.92
 Total Return(2):                        %       (39.20)      (12.23)       41.48        10.08        32.73       33.72       11.81
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      102,919      213,843      239,432      111,250       98,470      84,292      70,345
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)         %         2.51         2.26         2.32         2.40         2.51        2.51        2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(3)            %         2.60         2.26         2.32         2.40         2.67        2.77        2.61
 Net investment loss after
 expense reimbursement
 (recoupment)(3)(4)                      %        (1.30)       (1.37)       (1.44)       (0.68)       (1.28)      (1.34)      (1.57)
 Portfolio turnover rate                 %          302           71          169           57          247         202         182

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(5) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

PILGRIM INTERNATIONAL VALUE FUND                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                                          ------------------------------------------------------
                                                                           Year Ended October 31,
                                                          2001          2000        1999        1998        1997
                                                          ----          ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period       $            16.68          14.75       11.88       10.90        9.05
 Income from investment operations:
 Net investment income (loss)               $             0.11           0.15        0.08        0.11       (0.09)
 Net realized and unrealized gain (loss)
 on investments                             $            (2.44)          2.58        3.58        0.96        2.30
 Total from investment operations           $            (2.33)          2.73        3.66        1.07        2.21
 Less distributions from:
 Net investment income                      $             0.14           0.11        0.12          --        0.14
 Net realized gain on investments           $             1.88           0.69        0.67        0.09        0.22
 Total distributions                        $             2.02           0.80        0.79        0.09        0.36
 Net asset value, end of period             $            12.33          16.68       14.75       11.88       10.90
 Total Return(2):                           %           (15.89)         18.56       32.55        9.86       27.59
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $        1,195,760        920,591     451,815     211,018      60,539
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                       %             1.67           1.64        1.68        1.74        1.80
 Gross expenses prior to expense
 reimbursement(3)                           %             1.67           1.64        1.68        1.74        2.07
 Net investment income (loss) after
 expense reimbursement(3)(4)                %             0.88           1.14        0.92        1.62        0.46
 Portfolio turnover rate                    %               15             34          29          32          26

                                                                                 Class B
                                                       -------------------------------------------------------
                                                                       Year Ended October 31,
                                                       2001         2000        1999        1998       1997(1)
                                                       ----         ----        ----        ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period       $           16.43        14.57       11.76       10.87       10.00
 Income from investment operations:
 Net investment income (loss)               $            0.02         0.07        0.01        0.07       (0.02)
 Net realized and unrealized gain (loss)
 on investments                             $           (2.41)        2.51        3.51        0.91        0.89
 Total from investment operations           $           (2.39)        2.58        3.52        0.98        0.87
 Less distributions from:
 Net investment income                      $            0.03         0.03        0.04          --          --
 Net realized gain on investments           $            1.88         0.69        0.67        0.09          --
 Total distributions                        $            1.91         0.72        0.71        0.09          --
 Net asset value, end of period             $           12.13        16.43       14.57       11.76       10.87
 Total Return(2):                           %          (16.48)       17.69       31.55        9.16        8.70
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $         421,884      437,765     278,871     145,976      59,185
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                       %            2.37         2.34        2.41        2.47        2.50
 Gross expenses prior to expense
 reimbursement(3)                           %            2.37         2.34        2.41        2.47        2.58
 Net investment income (loss) after
 expense reimbursement(3)(4)                %            0.16         0.45        0.18        0.69       (0.71)
 Portfolio turnover rate                    %              15           34          29          32          26

                                                                                  Class C
                                                         -----------------------------------------------------
                                                                         Year Ended October 31,
                                                         2001         2000        1999        1998        1997
                                                         ----         ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period       $            16.41        14.55       11.75       10.86        8.93
 Income from investment operations:
 Net investment income (loss)               $             0.02         0.07          --        0.06       (0.06)
 Net realized and unrealized gain (loss)
 on investments                             $            (2.41)        2.52        3.51        0.92        2.20
 Total from investment operations           $            (2.39)        2.59        3.51        0.98        2.14
 Less distributions from:
 Net investment income                      $             0.04         0.04        0.04          --        0.04
 Net realized gain on investments           $             1.88         0.69        0.67        0.09        0.17
 Total distributions                        $             1.92         0.73        0.71        0.09        0.21
 Net asset value, end of period             $            12.10        16.41       14.55       11.75       10.86
 Total Return(2):                           %           (16.52)       17.76       31.50        9.07       25.92
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $          603,229      605,678     310,227     137,651      62,103
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                       %             2.37         2.34        2.41        2.47        2.50
 Gross expenses prior to expense
 reimbursement(3)                           %             2.37         2.34        2.41        2.47        2.74
 Net investment income (loss) after
 expense reimbursement(3)(4)                %             0.16         0.46        0.19        0.68       (0.23)
 Portfolio turnover rate                    %               15           34          29          32          26

----------
(1)  Class B commenced operations on April 17, 1997.
(2) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of advisor reimbursement

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                  PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              Class A
                                                 -----------------------------------------------------------------
                                                   Year       Ten Months
                                                   Ended        Ended
                                                 October 31,  October 31,            Year Ended December 31,
                                                    2001      2000(4)(6)    1999        1998       1997       1996
                                                    ----      ----------    ----        ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period         $     11.22       13.45       11.61       10.10      10.86      10.60
 Income from investment operations:
 Net investment income (loss)                 $     (0.05)       0.19       (0.01)       0.17       0.07      (0.02)
 Net realized and unrealized gain (loss)
 on investments                               $     (2.14)      (1.48)       5.46        1.74       0.10       1.45
 Total from investment operations             $     (2.19)      (1.29)       5.45        1.91       0.17       1.43
 Less distributions from:
 Net investment income                        $        --        0.86        0.03        0.06       0.13       0.20
 Net realized gain on investments             $      0.94        0.08        3.58        0.34       0.80       0.97
 Total distributions                          $      0.94        0.94        3.61        0.40       0.93       1.17
 Net asset value, end of period               $      8.09       11.22       13.45       11.61      10.10      10.86
 Total Return(2):                             %    (21.38)     (10.22)      47.85       19.02       1.61      13.57
Ratios/Supplemental Data:
 Net assets, end of period (000's)            $    37,489      30,653      25,304      24,000     19,949     18,891
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %      2.51        2.23        1.98        1.75       1.75       2.45
 Gross expenses prior to expense
 reimbursement(3)                             %      2.51        2.23        1.98        2.25       2.15       2.45
 Net investment income (loss) after
 expense reimbursement(3)(5)                  %     (0.74)      (0.23)      (0.21)       0.35       0.53      (0.39)
 Portfolio turnover rate                      %       169         113         144         144        123        114

                                                              Class B                   Class C
                                                    -------------------------   -------------------------
                                                       Year       August 22,      Year      September 15,
                                                       Ended      2000(1) to      Ended       2000(1) to
                                                    October 31,   October 31,   October 31,   October 31,
                                                       2001         2000(4)        2001         2000(4)
                                                       ----         -------        ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period         $        11.19         12.28         11.21         11.67
 Income from investment operations:
 Net investment income (loss)                 $        (0.62)        (0.05)        (0.62)        (0.04)
 Net realized and unrealized gain (loss)
 on investments                               $        (1.60)        (1.04)        (1.63)        (0.42)
 Total from investment operations             $        (2.22)        (1.09)        (2.25)        (0.46)
 Less distributions from:
 Net investment income                        $           --            --            --            --
 Net realized gain on investments             $         0.94            --          0.94            --
 Total distributions                          $         0.94            --          0.94            --
 Net asset value, end of period               $         8.03         11.19          8.02         11.21
 Total Return(2):                             %       (21.74)        (8.88)       (21.98)        (3.94)
Ratios/Supplemental Data:
 Net assets, end of period (000's)            $        1,961            80         1,514            85
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %         3.32          2.76          3.31          2.96
 Gross expenses prior to expense
 reimbursement(3)                             %         3.32          2.76          3.31          2.96
 Net investment income (loss) after
 expense reimbursement(3)(5)                  %        (1.40)        (7.02)        (1.46)        (3.97)
 Portfolio turnover rate                      %          169           113           169           113

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

PILGRIM INTERNATIONAL CORE GROWTH FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       Class A
                                                  --------------------------------------------------------------------------------
                                                               Four                   Three
                                                   Year        Months      Year       Months                          February 28,
                                                   Ended       Ended       Ended      Ended                            1997(1) to
                                                  Oct. 31,    Oct. 31,    June 30,   June 30,    Year Ended March 31,   March 31,
                                                    2001     2000(6)(7)    2000       1999(2)     1999        1998        1997
                                                    ----     ----------    ----       -------     ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period      $        20.92      23.84       18.92       17.71      17.01       12.73       12.50
 Income from investment operations:
 Net investment income (loss)              $        (0.13)     (0.03)      (0.17)       0.04      (0.01)      (0.02)         --
 Net realized and unrealized gain (loss)
 on investments                            $        (5.07)     (2.89)       6.25        1.17       1.02        4.56        0.23
 Total from investment operations          $        (5.20)     (2.92)       6.08        1.21       1.01        4.54        0.23
 Less distributions from:
 Net investment income                     $         0.41         --          --          --       0.18          --          --
 Net realized gain on investments          $         1.04         --        1.16          --       0.13        0.26          --
 Total distributions                       $         1.45         --        1.16          --       0.31        0.26          --
 Net asset value, end of period            $        14.27      20.92       23.84       18.92      17.71       17.01       12.73
 Total Return(3):                          %       (26.56)    (12.25)      32.83        6.83       5.90       36.10        1.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $        8,707     23,588      23,003      12,409     21,627      12,664           2
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %         1.94       1.76        1.85        1.77       1.89        1.96        1.95
 Gross expenses prior to expense
 reimbursement(4)                          %         2.20       1.90        2.16        1.86       2.13        3.02    4,579.78
 Net investment income (loss) after
 expense reimbursement(4)(5)               %        (0.59)     (0.48)      (0.83)       0.50      (0.51)      (0.45)         --
 Portfolio turnover rate                   %          198         73         200          67        214         274          76

                                                                                     Class B
                                                 --------------------------------------------------------------------------------
                                                             Four                    Three
                                                  Year       Months      Year        Months                          February 28,
                                                  Ended      Ended       Ended       Ended                            1997(1) to
                                                 Oct. 31,   Oct. 31,    June 30,    June 30,    Year Ended March 31,   March 31,
                                                   2001    2000(6)(7)     2000       1999(2)      1999        1998       1997
                                                   ----    ----------     ----       -------      ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period      $       20.88       23.83       19.08       17.89       17.10       12.68      12.50
 Income from investment operations:
 Net investment income (loss)              $       (0.27)      (0.09)      (0.30)         --       (0.16)      (0.11)        --
 Net realized and unrealized gain (loss)
 on investments                            $       (5.05)      (2.86)       6.21        1.19        1.05        4.66       0.18
 Total from investment operations          $       (5.32)      (2.95)       5.91        1.19        0.89        4.55       0.18
 Less distributions from:
 Net investment income                     $        0.32          --          --          --        0.03          --         --
 Net realized gain on investments          $        1.04          --        1.16          --        0.07        0.13         --
 Total distributions                       $        1.36          --        1.16          --        0.10        0.13         --
 Net asset value, end of period            $       14.20       20.88       23.83       19.08       17.89       17.10      12.68
 Total Return(3):                          %      (27.14)     (12.38)      31.62        6.65        5.24       35.31       1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $      11,620      19,116      21,543      12,034      11,033       7,942          1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %        2.62        2.41        2.50        2.36        2.53        2.61       2.59
 Gross expenses prior to expense
 reimbursement(4)                          %        2.88        2.56        2.81        2.45        2.77        3.04  16,000.25
 Net investment income (loss) after
 expense reimbursement(4)(5)               %       (1.27)      (1.16)      (1.48)      (0.09)      (1.13)      (1.32)        --
 Portfolio turnover rate                   %         198          73         200          67         214         274         76

                                                                                     Class C
                                                ------------------------------------------------------------------------------------
                                                                Four                    Three
                                                   Year         Months       Year       Months                          February 28,
                                                   Ended        Ended       Ended       Ended                            1997(1) to
                                                October 31,   October 31,  June 30,    June 30,    Year Ended March 31,   March 31,
                                                   2001       2000(6)(7)     2000       1999(2)      1999        1998       1997
                                                   ----       ----------     ----       -------      ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period      $       20.96        23.93        19.14       17.94       17.16       12.68      12.50
 Income from investment operations:
 Net investment loss                       $       (0.28)       (0.08)       (0.27)         --       (0.05)      (0.07)        --
 Net realized and unrealized gain (loss)
 on investments                            $       (5.06)       (2.89)        6.22        1.20        0.94        4.55       0.18
 Total from investment operations          $       (5.34)       (2.97)        5.95        1.20        0.89        4.48       0.18
 Less distributions from:
 Net investment income                     $        0.33           --           --          --        0.11          --         --
 Net realized gain on investments          $        1.05           --         1.16          --          --          --         --
 Total distributions                       $        1.38           --         1.16          --        0.11          --         --
 Net asset value, end of period            $       14.24        20.96        23.93       19.14       17.94       17.16      12.68
 Total Return(3):                          %      (27.15)      (12.41)       31.73        6.69        5.22       35.25       1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $      13,213       25,501       26,734      11,936      10,400       3,517         43
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %        2.61         2.41         2.50        2.36        2.55        2.61       2.41
 Gross expenses prior to expense
 reimbursement(4)                          %        2.87         2.56         2.81        2.45        2.79        5.10      25.55
 Net investment income (loss) after
 expense reimbursement(4)(5)               %       (1.20)       (1.16)       (1.48)      (0.09)      (1.19)      (1.27)     (0.07)
 Portfolio turnover rate                   %         198           73          200          67         214         274         76

----------
(1)  Commencement of operations.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.


                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                  PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    Class A
                                               ----------------------------------------------------------------------------------
                                                              Four                      Three
                                                  Year        Months        Year        Months
                                                 Ended        Ended        Ended        Ended
                                               October 31,  October 31,   June 30,     June 30,           Year Ended March 31,
                                                  2001        2000(1)       2000        1999(2)      1999        1998        1997
                                                  ----        -------       ----        -------      ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period      $      36.08        40.94        23.80        21.03       19.29       14.92       13.15
 Income from investment operations:
 Net investment income (loss)              $      (0.11)       (0.10)       (0.18)       (0.03)       0.02       (0.15)       0.04
 Net realized and unrealized gain (loss)
 on investments                            $     (11.39)       (4.76)       19.38         2.80        3.21        5.36        1.88
 Total from investment operations          $     (11.50)       (4.86)       19.20         2.77        3.23        5.21        1.92
 Less distributions from:
 Net investment income                     $       0.24           --           --           --          --          --        0.01
 Net realized gain on investments          $       2.49           --         2.06           --        1.49        0.84        0.14
 Total distributions                       $       2.73           --         2.06           --        1.49        0.84        0.15
 Net asset value, end of period            $      21.85        36.08        40.94        23.80       21.03       19.29       14.92
 Total Return(3):                          %     (34.30)      (11.90)       82.89        13.17       17.26       36.31       14.67
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $    153,804      273,393      278,480       37,490      25,336      11,183       5,569
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)          %       1.83         1.67         1.67         1.84        1.94        1.96        1.95
 Gross expenses prior to expense
 reimbursement (recoupment)(4)             %       1.83         1.67         1.67         1.86        2.08        2.75        3.76
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)          %      (0.33)       (0.80)       (0.76)       (0.69)      (0.82)      (1.56)      (1.05)
 Portfolio turnover rate                   %        143           56          164           44         146         198         206

                                                                                 Class B
                                              ----------------------------------------------------------------------------------
                                                             Four                     Three
                                                Year         Months        Year       Months
                                                Ended        Ended         Ended      Ended
                                              October 31,  October 31,    June 30,   June 30,        Year Ended March 31,
                                                 2001        2000(1)       2000      1999(2)       1999        1998        1997
                                                 ----        -------       ----      -------       ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period       $   38.05       43.27        25.33        22.43       20.16       15.89       13.96
 Income from investment operations:
 Net investment income (loss)               $   (0.32)      (0.20)       (0.37)       (0.07)      (0.20)      (0.15)      (0.15)
 Net realized and unrealized gain (loss)
 on investments                             $  (11.98)      (5.02)       20.50         2.97        3.46        5.56        2.09
 Total from investment operations           $  (12.30)      (5.22)       20.13         2.90        3.26        5.41        1.94
 Less distributions from:
 Net investment income                      $    0.07          --           --           --          --          --        0.01
 Net realized gain on investments           $    2.62          --         2.19           --        0.99        1.14          --
 Total distributions                        $    2.69          --         2.19           --        0.99        1.14        0.01
 Net asset value, end of period             $   23.06       38.05        43.27        25.33       22.43       20.16       15.89
 Total Return(3):                           %  (34.59)     (12.05)       81.63        12.93       16.55       35.73       13.96
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $  74,541     126,861      132,028       19,331      16,158      12,033       5,080
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)           %    2.48        2.32         2.32         2.49        2.59        2.61        2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)              %    2.48        2.32         2.32         2.51        2.73        2.98        4.89
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)           %   (0.98)      (1.46)       (1.41)       (1.34)      (1.45)      (2.20)      (1.66)
 Portfolio turnover rate                    %     143          56          164           44         146         198         206

                                                                                    Class C
                                               ---------------------------------------------------------------------------------
                                                              Four                     Three
                                                   Year       Months        Year       Months
                                                 Ended        Ended        Ended       Ended
                                               October 31,  October 31,   June 30,     June 30,         Year Ended March 31,
                                                  2001        2000(1)       2000       1999(2)      1999        1998       1997
                                                  ----        -------       ----       -------      ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period       $     34.93        39.71       23.34        20.60       18.53       14.87      13.05
 Income from investment operations:
 Net investment loss                        $     (0.38)       (0.18)      (0.31)       (0.06)      (0.10)      (0.11)     (0.16)
 Net realized and unrealized gain (loss)
 on investments                             $    (10.91)       (4.60)      18.69         2.80        3.09        5.09       1.98
 Total from investment operations           $    (11.29)       (4.78)      18.38         2.74        2.99        4.98       1.82
 Less distributions from:
 Net investment income                      $      0.09           --          --           --          --          --         --
 Net realized gain on investments           $      2.41           --        2.01           --        0.92        1.32         --
 Total distributions                        $      2.50           --        2.01           --        0.92        1.32         --
 Net asset value, end of period             $     21.14        34.93       39.71        23.34       20.60       18.53      14.87
 Total Return(3):                           %    (34.62)      (12.04)      80.89        13.31       16.55       35.63      13.98
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $    69,320      136,830     144,068       18,354      13,226       8,014      3,592
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)           %      2.48         2.32        2.32         2.49        2.59        2.61       2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)              %      2.48         2.32        2.32         2.51        2.73        3.38       3.95
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)           %     (0.98)       (1.46)      (1.41)       (1.34)      (1.45)      (2.18)     (1.67)
 Portfolio turnover rate                    %       143           56         164           44         146         198        206

----------
(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.



                                                                                       Class A
                                                   -------------------------------------------------------------------------------
                                                                    Four                    Three
                                                       Year        Months       Year       Months
                                                      Ended        Ended        Ended       Ended
                                                   October 31,   October 31,   June 30,    June 30,        Year Ended March 31,
                                                       2001      2000(5)(6)     2000       1999(1)     1999        1998       1997
                                                       ----      ----------     ----      -------      ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period       $          16.33       20.17       16.74       13.43       17.39       17.20      14.03
 Income from investment operations:
 Net investment income (loss)               $          (0.02)      (0.24)      (0.20)      (0.05)      (0.06)       0.03      (0.06)
 Net realized and unrealized gain
 (loss) on investments (net of Indian tax)  $          (4.44)      (3.60)       3.63        3.36       (3.81)       1.22       3.51
 Total from investment operations           $          (4.46)      (3.84)       3.43        3.31       (3.87)       1.25       3.45
 Less distributions from:
 Net investment income                      $             --          --          --          --        0.02          --         --
 Net realized gain on investments           $             --          --          --          --        0.07        1.06       0.28
 Total distributions                        $             --          --          --          --        0.09        1.06       0.28
 Net asset value, end of period             $          11.87       16.33       20.17       16.74       13.43       17.39      17.20
 Total Return(2):                           %         (27.31)     (19.04)      20.49       24.65      (22.23)       8.06      24.79
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $         67,247      59,541      75,311      53,483      47,180      71,014     38,688
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                        %           2.32        2.23        2.19        2.13        2.27        2.26       2.25
 Gross expenses prior to expense
 reimbursement(3)                           %           2.33        2.38        2.34        2.66        2.56        2.48       3.08
 Net investment income (loss) after
 expense reimbursement(3)(4)                %          (0.16)      (1.31)      (1.15)      (1.30)      (0.25)       0.55      (1.14)
 Portfolio turnover rate                    %             74          94         211          67         213         243        176

                                                                                         Class B
                                                     -------------------------------------------------------------------------------
                                                                    Four                   Three
                                                       Year         Months      Year       Months
                                                       Ended        Ended       Ended      Ended
                                                     October 31,  October 31,  June 30,   June 30,          Year Ended March 31,
                                                        2001      2000(5)(6)    2000       1999(1)     1999       1998         1997
                                                        ----      ----------    ----       -------     ----       ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period        $         16.41        20.30       16.98       13.64     17.64       17.29       14.02
 Income from investment operations:
 Net investment income (loss)                $         (0.11)       (0.23)      (0.35)      (0.07)    (0.22)      (0.07)      (0.11)
 Net realized and unrealized gain
 (loss) on investments (net of Indian tax)   $         (4.45)       (3.66)       3.67        3.41     (3.70)       1.26        3.47
 Total from investment operations            $         (4.56)       (3.89)       3.32        3.34     (3.92)       1.19        3.36
 Less distributions from:
 Net investment income                       $            --           --          --          --        --          --          --
 Net realized gain on investments            $            --           --          --          --      0.08        0.84        0.09
 Total distributions                         $            --           --          --          --      0.08        0.84        0.09
 Net asset value, end of period              $         11.85        16.41       20.30       16.98     13.64       17.64       17.29
 Total Return(2):                            %        (27.79)      (19.16)      19.55       24.49    (22.23)       7.47       24.00
Ratios/Supplemental Data:
 Net assets, end of period (000's)           $        14,637       22,707      30,322      26,342    22,338      38,796      24,558
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                         %          2.99         2.98        2.84        2.75      2.91        2.91        2.90
 Gross expenses prior to expense
 reimbursement(3)                            %          3.00         3.12        2.99        3.28      3.20        3.06        3.66
 Net investment income (loss) after
 expense reimbursement(3)(4)                 %         (0.72)       (1.01)      (1.80)      (1.92)    (0.80)      (0.20)      (1.77)
 Portfolio turnover rate                     %            74           94         211          67       213         243         176

                                                                                        Class C
                                                   --------------------------------------------------------------------------------
                                                                  Four                   Three
                                                     Year         Month       Year       Months
                                                     Ended        Ended       Ended      Ended
                                                   October 31,  October 31,  June 30,   June 30,           Year Ended March 31,
                                                      2001      2000(5)(6)    2000       1999(1)      1999        1998        1997
                                                      ----      ----------    ----       -------      ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period       $         15.81       19.56       16.35       13.14       16.98       16.81       13.71
 Income from investment operations:
 Net investment loss                        $         (0.12)      (0.22)      (0.32)      (0.07)      (0.27)      (0.12)      (0.10)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)         $         (4.28)      (3.53)       3.53        3.28       (3.49)       1.26        3.37
 Total from investment operations           $         (4.40)      (3.75)       3.21        3.21       (3.76)       1.14        3.27
 Less distributions from:
 Net investment income                      $            --          --          --          --          --          --          --
 Net realized gain on investments           $            --          --          --          --        0.08        0.97        0.17
 Total distributions                        $            --          --          --          --        0.08        0.97        0.17
 Net asset value, end of period             $         11.41       15.81       19.56       16.35       13.14       16.98       16.81
 Total Return(2):                           %        (27.83)     (19.17)      19.63       24.43      (22.21)       7.47       23.94
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $        12,746      22,456      29,610      24,230      19,246      36,986      29,376
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                        %          2.99        2.98        2.84        2.75        2.90        2.91        2.90
 Gross expenses prior to expense
 reimbursement(3)                           %          3.00        3.09        2.99        3.28        3.19        3.09        3.12
 Net investment loss after
 expense reimbursement(3)(4)                %         (0.73)      (0.95)      (1.80)      (1.92)      (0.77)      (0.26)      (1.75)
 Portfolio turnover rate                    %            74          94         211          67         213         243         176

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(5) Effective October 1, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                        FINANCIAL HIGHLIGHTS PILGRIM GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class A                   Class B                   Class C
                                                       ------------------------   ------------------------  ------------------------
                                                         Year         Period        Year         Period       Year         Period
                                                         Ended         Ended        Ended        Ended        Ended        Ended
                                                       October 31,  October 31,   October 31,  October 31,  October 31,  October 31,
                                                         2001(5)      2000(1)       2001(5)      2000(1)      2001(5)      2000(1)
                                                         -------      -------       -------      -------      -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period                $     7.30        10.00          7.27        10.00         7.28       10.00
 Income from investment operations:
 Net investment loss                                 $    (0.07)       (0.06)        (0.09)       (0.09)       (0.09)      (0.09)
 Net realized and unrealized loss on investments     $    (5.49)       (2.64)        (5.46)       (2.64)       (5.47)      (2.63)
 Total from investment operations                    $    (5.56)       (2.70)        (5.55)       (2.73)       (5.56)      (2.72)
 Net asset value, end of period                      $     1.74         7.30          1.72         7.27         1.72        7.28
 Total Return(2)                                     %   (76.16)      (27.00)       (76.34)      (27.30)      (76.37)     (27.20)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $    8,107       55,459         6,145       31,035        1,419       7,603
 Ratios to average net assets:
 Net expenses after expense reimbursement (3)(4)     %     1.59         1.37          2.30         2.01         2.30        2.01
 Gross expenses prior to expense reimbursement(3)    %     2.24         2.56          2.98         2.81         2.99        2.81
 Net investment loss after expense
 reimbursement(3)(4)                                 %    (1.45)       (1.02)        (2.16)       (1.67)       (2.16)      (1.68)
 Portfolio turnover rate                             %      118           60           118           60         118           60

----------
(1)  The Fund commenced operations on March 1, 2000.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective April 30, 2001, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class A                             Class B
                                                    --------------------------------     -------------------------------
                                                         Year Ended October 31,                Year Ended October 31,
                                                    2001(5)      2000        1999(1)     2001(5)      2000       1999(1)
                                                    -------      ----        -------     -------      ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period     $          26.62       17.38        10.00       26.33       17.28       10.00
 Income from investment operations:
 Net investment loss                      $          (0.18)      (0.33)       (0.13)      (0.27)      (0.41)      (0.08)
 Net realized and unrealized gain
 (loss) on investments                    $         (13.05)      10.41         7.51      (12.81)      10.30        7.36
 Total from investment operations         $         (13.23)      10.08         7.38      (13.08)       9.89        7.28
 Less distributions from:
 Net realized gain on investments         $           7.62        0.84           --        7.62        0.84          --
 Total distributions                      $           7.62        0.84           --        7.62        0.84          --
 Net asset value, end of period           $           5.77       26.62        17.38        5.63       26.33       17.28
 Total Return(2)                          %         (67.57)      58.61        73.80      (67.81)      57.82       72.80
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $         25,359     108,763       54,798      11,726      37,915       5,964
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %           1.83        1.53         1.57        2.54        2.17        2.25
 Gross expenses prior to expense
 reimbursement(3)                         %           2.47        2.65         2.95        3.16        2.89        3.22
 Net investment loss after expense
 reimbursement(3)(4)                      %          (1.66)      (1.30)       (1.29)      (2.44)      (1.94)      (2.04)
 Portfolio turnover rate                  %            126          77           57         126          77          57

                                                              Class C
                                                  --------------------------------
                                                       Year Ended October 31,
                                                  2001(5)      2000        1999(1)
                                                  -------      ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period     $         26.32       17.28        10.00
 Income from investment operations:
 Net investment loss                      $         (0.26)      (0.42)       (0.05)
 Net realized and unrealized gain
 (loss) on investments                    $        (12.83)      10.30         7.33
 Total from investment operations         $        (13.09)       9.88         7.28
 Less distributions from:
 Net realized gain on investments         $          7.62        0.84           --
 Total distributions                      $          7.62        0.84           --
 Net asset value, end of period           $          5.61       26.32        17.28
 Total Return(2)                          %        (67.90)      57.77        72.80
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $         4,376      18,486        2,102
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %          2.54        2.17         2.24
 Gross expenses prior to expense
 reimbursement(3)                         %          3.16        2.89         3.20
 Net investment loss after expense
 reimbursement(3)(4)                      %         (2.33)      (1.94)       (2.05)
 Portfolio turnover rate                  %           126          77           57

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                            PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class A
                                                      -------------------------------------------------------------------
                                                                     Four
                                                        Year         Months
                                                        Ended        Ended
                                                      October 31,  October 31,              Year Ended June 30,
                                                         2001        2000(4)     2000        1999       1998        1997
                                                         ----        -------     ----        ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period            $       4.99          7.23       7.22        4.46      10.93       10.35
 Income from investment operations:
 Net investment income (loss)                    $      (0.01)         0.08      (0.05)         --       0.03        0.02
 Net realized and unrealized gain (loss) on
 investments                                     $      (1.64)        (2.32)      0.06        2.76      (6.50)       0.58
 Total from investment operations                $      (1.65)        (2.24)      0.01        2.76      (6.47)       0.60
 Less distributions from:
 Net investment income                           $       0.09            --         --          --         --          --
 Tax return of capital                           $         --            --         --          --         --        0.02
 Total distributions                             $       0.09            --         --          --         --        0.02
 Net asset value, end of period                  $       3.25          4.99       7.23        7.22       4.46       10.93
 Total Return(1):                                %     (33.64)       (30.98)      0.14       61.88     (59.29)       5.78
Ratios/Supplemental Data:
 Net assets, end of period (000's)               $      5,740         8,471     11,726      14,417     11,796      32,485
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                             %       2.30          2.05       2.11        2.00       2.00        2.00
 Gross expenses prior to expense
 reimbursement(2)                                %       3.42          2.71       2.55        2.98       2.80        2.54
 Net investment income (loss) after
 expense reimbursement(2)(3)                     %      (0.42)         4.28      (0.56)       0.01       0.38        0.00
 Portfolio turnover rate                         %         26            13        138         111         81          38

                                                                                     Class B
                                                        ------------------------------------------------------------------
                                                                       Four
                                                          Year         Months
                                                          Ended        Ended
                                                        October 31,  October 31,            Year Ended June 30,
                                                           2001        2000(4)     2000       1999        1998       1997
                                                           ----        -------     ----       ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period            $        4.80         6.97       7.02        4.37       10.83      10.31
 Income from investment operations:
 Net investment income (loss)                    $       (0.10)        0.07      (0.11)      (0.04)      (0.03)     (0.07)
 Net realized and unrealized gain (loss) on
 investments                                     $       (1.51)       (2.24)      0.06        2.69       (6.43)      0.59
 Total from investment operations                $       (1.61)       (2.17)     (0.05)       2.65       (6.46)      0.52
 Less distributions from:
 Net investment income                           $        0.05           --         --          --          --         --
 Tax return of capital                           $          --           --         --          --          --         --
 Total distributions                             $        0.05           --         --          --          --         --
 Net asset value, end of period                  $        3.14         4.80       6.97        7.02        4.37      10.83
 Total Return(1):                                %      (33.87)    ( (31.13)     (0.71)      60.64      (59.65)      5.04
Ratios/Supplemental Data:
 Net assets, end of period (000's)               $       3,778        7,678     12,228      12,959       9,084     30,169
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                             %        3.17         2.80       2.86        2.75        2.75       2.75
 Gross expenses prior to expense
 reimbursement(2)                                %        4.28         3.45       3.30        3.73        3.55       3.29
 Net investment income (loss) after
 expense reimbursement(2)(3)                     %       (1.30)        3.48      (1.31)      (0.74)      (0.39)     (0.79)
 Portfolio turnover rate                         %          26           13        138         111          81         38

                                                                                       Class M
                                                         ------------------------------------------------------------------
                                                                          Four
                                                             Year         Months
                                                            Ended         Ended
                                                         October 31,   October 31,             Year Ended June 30,
                                                             2001        2000(4)      2000      1999       1998       1997
                                                             ----        -------      ----      ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $          4.85          7.04       7.07       4.40      10.86      10.32
 Income from investment operations:
 Net investment income (loss)                     $         (0.19)         0.07      (0.11)     (0.02)        --      (0.05)
 Net realized and unrealized gain (loss)
 on investments                                   $         (1.41)        (2.26)      0.08       2.69      (6.46)      0.59
 Total from investment operations                 $         (1.60)        (2.19)     (0.03)      2.67      (6.46)      0.54
 Less distributions from:
 Net investment income                            $          0.09            --         --         --         --         --
 Total distributions                              $          0.09            --         --         --         --         --
 Net asset value, end of period                   $          3.16          4.85       7.04       7.07       4.40      10.86
 Total Return(1):                                 %        (33.69)       (31.11)     (0.42)     60.68     (59.48)      5.26
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $         1,215         2,711      3,749      5,184      4,265     11,155
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)   %          2.78          2.53       2.61       2.50       2.50       2.50
 Gross expenses prior to expense
 reimbursement(2)                                 %          3.89          3.18       3.05       3.48       3.30       3.04
 Net investment income (loss) after expense
 reimbursement(2)(3)                              %         (0.97)         3.72      (1.06)     (0.49)     (0.07)     (0.55)
 Portfolio turnover rate                          %            26            13        138        111         81         38

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(4)  The Fund changed it fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

PILGRIM EUROPEAN EQUITY FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              Class A
                                                                ----------------------------------
                                                                      Year Ended October 31,
                                                                2001(5)         2000       1999(1)
                                                                -------         ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period                 $          10.95          10.95       10.00
 Income from investment operations:
 Net investment income (loss)                         $           0.00(6)       (0.01)       0.04
 Net realized and unrealized gain (loss)
 on investments                                       $          (2.76)          0.34        0.91
 Total from investment operations                     $          (2.76)          0.33        0.95
 Less distributions from:
 Net investment income                                $             --           0.05          --
 Net realized gain on investments                     $           0.49           0.28          --
 Total distributions                                  $           0.49           0.33          --
 Net asset value, end of period                       $           7.70          10.95       10.95
 Total Return(2)                                      %         (26.38)          2.93        9.50
Ratios/Supplemental Data:
 Net assets, end of period (000's)                    $         19,056         31,985      28,746
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)       %           1.74           1.63        1.61
 Gross expenses prior to expense reimbursement(3)     %           3.07           2.83        3.06
 Net investment income (loss) after
 expense reimbursement(3)(4)                          %           0.03          (0.09)       0.48
 Portfolio turnover rate                              %           79             61          63

                                                                           Class B                           Class C
                                                              -------------------------------      --------------------------
                                                                   Year Ended October 31,            Year Ended October 31,
                                                              2001(5)      2000       1999(1)      2001(5)   2000     1999(1)
                                                              -------      ----       -------      -------   ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period                 $         10.83       10.89       10.00        10.77    10.89     10.00
 Income from investment operations:
 Net investment income (loss)                         $         (0.08)      (0.08)       0.00(6)     (0.05)   (0.06)    (0.01)
 Net realized and unrealized gain (loss)
 on investments                                       $         (2.70)       0.33        0.89        (2.72)    0.27      0.90
 Total from investment operations                     $         (2.78)       0.25        0.89        (2.77)    0.21      0.89
 Less distributions from:
 Net investment income                                $            --        0.03          --           --     0.05        --
 Net realized gain on investments                     $          0.49        0.28          --         0.49     0.28        --
 Total distributions                                  $          0.49        0.31          --         0.49     0.33        --
 Net asset value, end of period                       $          7.56       10.83       10.89         7.51    10.77     10.89
 Total Return(2)                                      %        (26.88)       2.14        8.90       (26.94)    1.76      8.90
Ratios/Supplemental Data:
 Net assets, end of period (000's)                    $         1,168       1,117         849           87      188        62
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)       %          2.46        2.28        2.27         2.48     2.28      2.26
 Gross expenses prior to expense reimbursement(3)     %          3.75        3.08        3.35         3.74     3.08      3.34
 Net investment income (loss) after
 expense reimbursement(3)(4)                          %         (0.66)      (0.75)      (0.08)       (0.74)   (0.68)    (0.15)
 Portfolio turnover rate                              %            79          61          63           79       61        63

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.
(6)  Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

            FINANCIAL HIGHLIGHTS                            PILGRIM RUSSIA FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.




                                                                                            Class A
                                                           ------------------------------------------------------------------------
                                                                           Ten
                                                              Year        Months
                                                             Ended        Ended
                                                           October 31,  October 31,            Year Ended December 31,
                                                              2001      2000(4)(6)     1999       1998         1997          1996(1)
                                                              ----      ----------     ----       ----         ----          -------
Per Share Operating Performance:
 Net asset value, beginning of period                $        7.15         6.74         2.64       17.50        11.24         12.12
 Income from investment operations:
 Net investment income (loss)                        $       (0.04)       (0.07)        0.18        0.15        (0.01)        (0.05)
 Net realized and unrealized gain (loss)
 on investments                                      $        0.93         0.48         3.99      (14.70)        7.57         (0.51)
 Total from investment operations                    $        0.89         0.41         4.17      (14.55)        7.56         (0.56)
 Less distributions from:
 Net investment income                               $          --           --         0.07        0.07           --            --
 Net realized gain on investments                    $          --           --           --        0.24         1.30          0.32
 Total distributions                                 $          --           --         0.07        0.31         1.30          0.32
 Net asset value, end of period                      $        8.04         7.15         6.74        2.64        17.50         11.24
 Total Return(2):                                    %       12.45         6.08       159.76      (82.99)       67.50         (9.01)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $      49,019       53,637       59,011      19,147      137,873        13,846
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(3)(5)                         %        2.23         1.40         2.23        1.84         1.85          2.65
 Gross expenses prior to redemption fee proceeds
 and expense reimbursement(3)                        %        2.77         2.85         3.32        2.64         2.89          5.07
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(3)(5)            %       (0.56)       (0.90)        4.39        1.36        (0.11)        (1.27)
 Portfolio turnover rate                             %          28           52           91          66           67           116

----------
(1) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses. Redemption fee proceeds are offset against custody and redemption services.
(6) Effective July 26, 2000 Pilgrim Investments, LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM PRECIOUS METALS FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.




                                                                                  Class A
                                                  --------------------------------------------------------------------------
                                                                               Ten
                                                      Year          Months
                                                     Ended          Ended
                                                  October 31,    October 31,             Year Ended December 31,
                                                     2001         2000(3)(4)     1999         1998         1997         1996
                                                     ----         ----------     ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period      $          2.27           3.29         3.03         3.24         5.97         6.24
 Income from investment operations:
 Net investment income (loss)              $          0.02           0.01        (0.01)          --           --         0.02
 Net realized and unrealized gain (loss)
 on investments                            $          0.76          (1.03)        0.27        (0.21)       (2.52)        0.50
 Total from investment operations          $          0.78          (1.02)        0.26        (0.21)       (2.52)        0.52
 Less distributions from:
 Net investment income                     $          0.00(5)          --           --           --         0.21         0.79
 Total distributions                       $          0.00(5)          --           --           --         0.21         0.79
 Net asset value, end of period            $          3.05           2.27         3.29         3.03         3.24         5.97
 Total Return(1):                          %         34.56         (30.98)        8.58        (6.39)      (42.98)        7.84
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $        60,563         40,130       72,516       50,841       53,707      109,287
 Ratios to average net assets:
 Expenses (2)                              %          1.96           2.18         1.94         1.74         1.65         1.60
 Net investment income (loss) (2)          %          0.67           0.28        (0.02)        0.08         0.17        (0.32)
 Portfolio turnover rate                   %            83             27           79           29           38           31

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.
(5)  Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of October 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Advisory Funds, Inc. ("PAF"), Pilgrim Mayflower Trust ("PMT"), Pilgrim Funds Trust ("PFT"), Pilgrim International Fund ("International"), Pilgrim Russia Fund ("Russia") and Pilgrim Precious Metals Fund ("Precious Metals"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The four Portfolios in this annual report are Pilgrim Worldwide Growth Fund ("Worldwide Growth"), Pilgrim International Core Growth Fund ("International Core Growth"), Pilgrim International SmallCap Growth Fund ("International SmallCap Growth"), and Pilgrim Emerging Countries Fund ("Emerging Countries"). PAF is a Maryland Corporation organized in 1995 with one Portfolio in this annual report, Pilgrim Asia-Pacific Equity Fund. PMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). The one Portfolio in this annual report is Pilgrim International Value Fund. PFT is a Delaware business trust established July 30, 1998 and consists of twelve separately managed portfolios. Three of the Portfolios in this report are Pilgrim Global Communications Fund ("Global Communications"), Pilgrim Global Information Technology Fund ("Global Information Technology") and Pilgrim European Equity Fund ("European Equity"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Classes I & Q are presented in a different annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in

--------------------------------------------------------------------------------

     less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations

--------------------------------------------------------------------------------

     in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, amounts as of October 31, 2001 have been increased (decreased) through reclassification as follows:

                                                                           Accumulated net
                                                       Undistributed     realized gain (loss)
                                      Paid-in          net investment       on investments
                                      capital           income (loss)   and foreign currencies
                                      -------           -------------   ----------------------
Worldwide Growth                   $(12,207,554)        $  5,190,315         $  7,017,239
International Value                          --              (15,913)              15,913
International                          (323,005)             350,536              (27,531)
International Core Growth              (355,581)           1,027,969             (672,388)

International SmallCap Growth      $ (8,266,787)        $  8,046,610         $    220,177
Emerging Countries                   (4,362,051)             220,140            4,141,911
Global Communications                  (715,391)             712,996                2,395
Global Information Technology        (1,555,543)           1,566,741              (11,198)
Asia-Pacific Equity                    (132,436)             123,431                9,005
European Equity                         (69,399)               4,291               65,108
Russia                                 (240,491)             267,077              (26,586)
Precious Metals                      (3,033,975)             (45,876)           3,079,851

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at October 31, 2001:

                                                  Amount        Expiration Dates
                                                  ------        ----------------
Worldwide Growth                               $149,013,843       2008 to 2009
International                                    11,054,933           2009
International Core Growth                         9,678,221           2009
International SmallCap Growth                   180,545,805       2008 to 2009
Emerging Countries                               80,186,243       2006 to 2009
Global Communications                            64,104,971       2008 to 2009
Global Information Technology                    61,991,041           2009
Asia-Pacific Equity                              25,917,423       2006 to 2009
European Equity                                     673,633           2009
Russia                                           72,439,571       2006 to 2009
Precious Metals                                  89,116,544       2002 to 2009

--------------------------------------------------------------------------------

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Fund. In May 2001, Emerging Countries Fund wrote off $1,168,786 of estimated tax liability on Indian investments.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. Recently Issued Accounting Standards. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The effective date for the Funds will be November 1, 2001. The Funds expect that the impact of the adoption will not be material to the Funds.

K. Other. Certain prior year amounts have been reclassified to conform with the current year presentation.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                 Purchases              Sales
                                                 ---------              -----
Worldwide Growth                               1,327,211,350       1,401,561,085
International Value                            1,272,108,116         361,939,680
International                                     67,989,827          88,242,352
International Core Growth                        106,898,826         125,123,262
International SmallCap Growth                    749,051,681         799,926,047
Emerging Countries                               112,197,782         195,846,864
Global Communications                             48,356,340          66,650,580
Global Information Technology                    100,546,546         135,631,694
Asia-Pacific Equity                                3,507,205           7,633,773
European Equity                                   20,270,411          25,128,223
Russia                                            11,923,880          21,985,362
Precious Metals                                   38,271,839          38,892,173

NOTE 4 -- REDEMPTION FEE INCOME -- RUSSIA

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Russia Fund held less than 365 days that are being redeemed. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the year ended October 31, 2001 were $256,305, for Russia. The amount available for offset against Fund expenses was $256,305, for Russia and is set forth in the statement of operations.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds, except Global Communications, Global Information Technology and European Equity has entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager", or the

--------------------------------------------------------------------------------

"Adviser"), a wholly-owned subsidiary of ING Groep N.V. Global Communications, Global Information Technology and European Equity had entered into an Investment Management Agreement with ING Mutual Funds Management, LLC. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                  As a percent of average net assets
                                  ----------------------------------
Worldwide Growth                  1.00% on first $500 million; 0.90% on next
                                   $500 million; and 0.85% in excess of $1
                                   billion
International Value               1.00%
International                     1.00%
International Core Growth         1.00% on first $500 million; 0.90% on
                                   next $500 million; and 0.85% in excess of $1
                                   billion
International SmallCap Growth     1.00% on first $500 million; 0.90% on next
                                   $500 million; and 0.85% in excess of $1
                                   billion
Emerging Countries                1.25%
Global Communications             1.00%
Global Information Technology     1.25%
Asia-Pacific Equity               1.25%
European Equity                   1.15%
Russia                            1.25%
Precious Metals                   1.00% on first $50 million; 0.75% thereafter

The fees payable to the Manager were discounted for the Global Communications Fund, Global Information Technology Fund and European Equity Fund by 75% in each Fund's first year of operations and by 50% in each Fund's second year of operations.

On November 3, 2000, ING Pilgrim Investments, LLC notified HSBC Asset Management (America) Inc. and HSBC Asset Management (Hong Kong) Limited (collectively,
HSBC) of its intention to terminate HSBC as sub-advisor to the Asia-Pacific Equity fund effective January 1, 2001. Beginning January 2, 2001, ING Pilgrim Investments, LLC began advising the Fund directly.

On November 3, 2000, ING Pilgrim Investments, LLC notified Troika Dialog Asset Management ("Troika") of its intention to terminate Troika as sub-advisor to the Troika Dialog Asset Management Fund effective January 1, 2001. Beginning January 2, 2001, ING Pilgrim Investments, LLC began advising the Fund directly.

IPG (the "Administrator") serves as administrator to the Funds. International Value, International, Global Communications, Global Information Technology, European Equity, Russia and Precious Metals Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. In addition, Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries, and Asia-Pacific Equity have entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. International Value also pays an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                    Class A   Class B   Class C   Class I   Class M   Class Q
                                    -------   -------   -------   -------   -------   -------
Worldwide Growth                      0.35%    1.00%      1.00%     N/A       N/A      0.25%
International Value                   0.30     1.00       1.00      N/A       N/A      0.25
International                         0.25     1.00       1.00      N/A       N/A      0.25
International Core Growth             0.35     1.00       1.00      N/A       N/A      0.25
International SmallCap Growth         0.35     1.00       1.00      N/A       N/A      0.25
Emerging Countries                    0.35     1.00       1.00      N/A       N/A      0.25
Global Communications                 0.35     1.00       1.00      N/A       N/A       N/A
Global Information Technology         0.35     1.00       1.00      N/A       N/A       N/A
Asia-Pacific Equity                   0.25     1.00        N/A      N/A      0.75%      N/A
European Equity                       0.35     1.00       1.00      N/A       N/A       N/A
Russia                                0.25      N/A        N/A      N/A       N/A       N/A
Precious Metals                       0.25      N/A        N/A      N/A       N/A       N/A

--------------------------------------------------------------------------------

Effective March 1, 2001, the Distributor waived 0.10% of the Distribution fee for Global Communications Fund, Global Information Technology Fund and European Equity Fund for Class A only.

Fees paid to the Distributor by class during the year ended October 31, 2001 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended October 31, 2001, the Distributor earned the following amounts in sales charges:

                                  Class A       Class B     Class C      Class M
                                  Shares        Shares      Shares       Shares
                                  ------        ------      ------       ------
Initial Sales Charges            $491,945          N/A          N/A     $    440
Contingent deferred
  sales charges                  $367,989     $      0     $684,096          N/A

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                                       Accrued
                        Accrued                      Shareholder   Recoupment
                      Investment       Accrued      Services and       of
                      Management   Administrative   Distribution     Waived
                         Fees           Fees            Fees          Fees        Total
                         ----           ----            ----          ----        -----
Worldwide
  Growth             $  289,089     $       --       $  199,942    $       --   $  489,031
International
  Value               2,078,358        207,836        1,171,175            --    3,457,369
International            35,702         10,022           13,830            --       59,554
International
  Core Growth            35,985             --           25,775            --       61,760
International
  SmallCap
  Growth                338,826             --          191,615            --      530,441
Emerging
  Countries             139,735             --           50,033       151,759      341,527
Global
  Communications         49,391          2,665            8,783            --       60,839
Global
  Information
  Technology             43,321         13,565           19,843            --       76,729
Asia-Pacific
  Equity                 11,533             --            5,276            --       16,809
European Equity          20,232          2,617            6,769            --       29,618
Russia                   46,547         18,286            9,309            --       74,142
Precious Metals          49,343          8,286            7,891            --       65,520

At October 31, 2001, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 8.5%, 12.9% and 87.1% of the shares outstanding of Global Communications, Global Information Technology and European Equity, respectively. At October 31, 2001, ING America Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V. held 45.0% of the shares outstanding of International. At October 31, 2001, one shareholder held 11.8% of the shares outstanding of Russia. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                       Maximum Operating Expense Limit
                                   (as a percentage of average net assets)
                            ----------------------------------------------------
                            Class A  Class B  Class C  Class I  Class M  Class Q
                            -------  -------  -------  -------  -------  -------
Worldwide
  Growth(1)                  1.85%    2.50%    2.50%     N/A      N/A     1.60%
International Value           N/A      N/A      N/A      N/A      N/A      N/A
International                2.75     3.50     3.50      N/A      N/A     2.75
International Core
  Growth(2)                  1.95     2.60     2.60      N/A      N/A     1.65
International
  SmallCap
  Growth(2)                  1.95     2.60     2.60      N/A      N/A     1.65
Emerging
  Countries(3)               2.25     2.90     2.90      N/A      N/A     1.90
Global
  Communications(4)          1.70     2.45     2.45      N/A      N/A      N/A
Global Information
  Technology(5)              1.95     2.70     2.70      N/A      N/A      N/A
Asia-Pacific Equity          2.00     2.75      N/A      N/A     2.50      N/A
European Equity(6)           1.90     2.65     2.65      N/A      N/A      N/A
Russia                       3.35      N/A      N/A      N/A      N/A      N/A
Precious Metals              2.75      N/A      N/A      N/A      N/A      N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above.Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

(1)  Effective November 1, 2001, the expense limitation rate for Class Q is
     1.75%.
(2)  Effective November 1, 2001, the expense limitation rate for Class Q is
     1.85%.
(3)  Effective November 1, 2001, the expense limitation rate for Class Q is
     2.15%.
(4) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.53%, 2.18% and 2.18%, respectively.
(5) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.59%, 2.24% and 2.24%, respectively.
(6) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.62%, 2.27% and 2.27%, respectively.

--------------------------------------------------------------------------------

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended October 31, 2001, the Funds did not have any loans outstanding.

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                      Class A Shares                                 Class B Shares
                                      ---------------------------------------------   ---------------------------------------------
                                         Year          Four Months                        Year         Four Months
                                         Ended            Ended        Year Ended         Ended           Ended        Year Ended
                                       October 31,     October 31,      June 30,       October 31,     October 31,      June 30,
                                          2001            2000            2000            2001            2000            2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                              14,154,594       4,005,399      14,001,807         855,611         631,926       2,987,911
Shares issued in merger                   1,796,396              --              --         309,706              --              --
Shares issued as reinvestment of
 dividends                                  229,876              --         422,437         113,034              --         192,099
Shares redeemed                         (16,851,100)     (2,499,778)     (9,384,459)     (1,387,035)       (230,519)       (336,704)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  shares outstanding                       (670,234)      1,505,621       5,039,785        (108,684)        401,407       2,843,306
                                      =============   =============   =============   =============   =============   =============
Worldwide Growth Fund ($)
Shares sold                           $ 280,069,792   $ 116,318,819   $ 404,667,268   $  20,740,917   $  20,649,472   $  95,993,252
Shares issued in merger                  36,578,702              --              --       7,048,872              --              --
Shares issued as reinvestment of
 dividends                                5,578,485              --      10,797,545       3,071,140              --       5,534,613
Shares redeemed                        (327,284,495)    (73,218,592)   (273,872,546)    (29,793,190)     (7,450,350)    (10,888,095)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $  (5,057,516)  $  43,100,227   $ 141,592,267   $   1,067,739   $  13,199,122   $  90,639,770
                                      =============   =============   =============   =============   =============   =============

                                                      Class C Shares                                Class Q Shares
                                      ---------------------------------------------   ---------------------------------------------
                                         Year          Four Months                        Year         Four Months
                                         Ended            Ended        Year Ended         Ended           Ended        Year Ended
                                       October 31,     October 31,      June 30,       October 31,     October 31,      June 30,
                                          2001            2000            2000            2001            2000            2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                               3,264,179       1,218,370       3,546,660       1,521,737         458,143       1,816,105
Shares issued in merger                     597,885              --              --              --              --              --
Shares issued as reinvestment of
 dividends                                  126,940              --         554,745          51,494              --          85,463
Shares redeemed                          (5,401,816)     (1,075,019)       (797,116)     (2,083,680)       (562,214)       (873,920)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                             (1,412,812)        143,351       3,304,289        (510,449)       (104,071)      1,027,648
                                      =============   =============   =============   =============   =============   =============
Worldwide Growth Fund ($)
Shares sold                           $  68,275,479   $  34,976,677   $ 103,794,801   $  33,939,544   $  15,506,281   $  60,334,275
Shares issued in merger                  12,102,849              --              --              --              --              --
Shares issued as reinvestment of
 dividends                                3,066,876              --      14,207,022       1,439,783              --       2,513,469
Shares redeemed                        (107,297,591)    (31,067,826)    (22,853,219)    (46,882,200)    (18,881,326)    (30,258,824)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $ (23,852,387)  $   3,908,851   $  95,148,604   $ (11,502,873)  $  (3,375,045)  $  32,588,920
                                      =============   =============   =============   =============   =============   =============

--------------------------------------------------------------------------------

                                                            Class A Shares                      Class B Shares
                                                   ---------------------------------   ---------------------------------
                                                         Year              Year              Year             Year
                                                         Ended             Ended             Ended            Ended
                                                      October 31,       October 31,       October 31,      October 31,
                                                         2001              2000              2001             2000
                                                   ---------------   ---------------   ---------------   ---------------
International Value Fund (Number of Shares)
Shares sold                                            139,418,862        83,175,007        11,159,464         9,796,492
Shares issued as reinvestment of dividends               6,121,206         1,328,930         2,432,358           622,312
Shares redeemed                                       (103,751,144)      (59,935,901)       (5,457,791)       (2,916,805)
                                                   ---------------   ---------------   ---------------   ---------------
Net increase in shares outstanding                      41,788,924        24,568,036         8,134,031         7,501,999
                                                   ===============   ===============   ===============   ===============
International Value Fund ($)
Shares sold                                        $ 1,987,454,751   $ 1,354,284,766   $   157,664,420   $   157,186,306
Shares issued as reinvestment of dividends              89,795,792        21,993,188        35,342,287        10,213,421
Shares redeemed                                     (1,461,321,837)     (975,073,293)      (75,247,514)      (46,780,828)
                                                   ---------------   ---------------   ---------------   ---------------
Net increase                                       $   615,928,706   $   401,204,661   $   117,759,193   $   120,618,899
                                                   ===============   ===============   ===============   ===============


                                                          Class C Shares          Class I Shares         Class Q Shares
                                                   -----------------------------  --------------   -----------------------------
                                                      Year             Year           Period           Year           Year
                                                      Ended            Ended          Ended            Ended          Ended
                                                    October 31,      October 31,    October 31,     October 31,     October 31,
                                                       2001             2000          2001(1)          2001            2000
                                                   -------------   -------------   -------------   -------------   -------------
International Value Fund (Number of Shares)
Shares sold                                           25,120,811      19,178,129      19,267,313       1,572,970       1,548,084
Shares issued as reinvestment of dividends             3,490,818         732,571              --         194,697              --
Shares redeemed                                      (15,687,139)     (4,309,599)       (965,949)       (358,279)        (56,473)
                                                   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding                    12,924,490      15,601,101      18,301,364       1,409,388       1,491,611
                                                   =============   =============   =============   =============   =============
International Value Fund ($)
Shares sold                                        $ 355,012,713   $ 307,905,636   $ 262,398,688   $  21,820,254   $  24,545,939
Shares issued as reinvestment of dividends            50,605,929      11,999,531              --       2,856,211              --
Shares redeemed                                     (216,919,756)    (68,808,206)    (12,540,659)     (4,933,113)       (943,654)
                                                   -------------   -------------   -------------   -------------   -------------
Net increase                                       $ 188,698,886   $ 251,096,961   $ 249,858,029   $  19,743,352   $  23,602,285
                                                   =============   =============   =============   =============   =============


                                                                  Class A Shares                         Class B Shares
                                                  ---------------------------------------------   -----------------------------
                                                       Year         Ten Months        Year            Year           Period
                                                      Ended            Ended          Ended           Ended          Ended
                                                   October 31,      October 31,    December 31,     October 31,    October 31,
                                                       2001            2000           1999             2001          2000(2)
                                                  -------------   -------------   -------------   -------------   -------------
International Fund (Number of Shares)
Shares sold                                          10,370,001       1,779,250         416,856         169,710          17,961
Shares issued in merger                               3,637,387              --              --         238,867              --
Shares issued as reinvestment of dividends              196,293          81,693         329,564             270              --
Shares redeemed                                     (12,300,204)     (1,009,539)       (933,028)       (171,842)        (10,781)
                                                  -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares outstanding         1,903,477         851,404        (186,608)        237,005           7,180
                                                  =============   =============   =============   =============   =============
International Fund ($)
Shares sold                                       $ 102,367,167   $  22,592,548   $   5,619,698   $   1,963,065   $     206,897
Shares issued in merger                              35,904,902              --              --       2,348,731              --
Shares issued as reinvestment of dividends            2,031,659       1,011,365       4,382,040           2,787              --
Shares redeemed                                    (115,739,447)    (13,336,314)    (12,165,686)     (1,617,213)       (125,052)
                                                  -------------   -------------   -------------   -------------   -------------
Net increase (decrease)                           $  24,564,281   $  10,267,599   $  (2,163,948)  $   2,697,370   $      81,845
                                                  =============   =============   =============   =============   =============


                                                           Class C Shares      Class Q Shares
                                                     ------------------------- --------------
                                                        Year          Period       Period
                                                        Ended         Ended        Ended
                                                     October 31,   October 31,  October 31,
                                                        2001         2000(3)      2001(4)
                                                     -----------   -----------  -----------
International Fund (Number of Shares)
Shares sold                                               90,224         7,588        2,434
Shares issued in merger                                  161,005            --        1,110
Shares issued as reinvestment of dividends                   733            --           --
Shares redeemed                                          (70,887)           --       (2,691)
                                                     -----------   -----------  -----------
Net increase (decrease) in shares outstanding            181,075         7,588          853
                                                     ===========   ===========  ===========
International Fund ($)
Shares sold                                          $ 1,082,305   $    88,184  $   108,379
Shares issued in merger                                1,582,478            --       10,953
Shares issued as reinvestment of dividends                 7,572            --           --
Shares redeemed                                         (657,559)           --      (26,176)
                                                     -----------   -----------  -----------
Net increase (decrease)                              $ 2,014,796   $    88,184  $    93,156
                                                     ===========   ===========  ===========

----------
(1)  Commenced operations on June 18, 2001.
(2)  Commenced operations on August 22, 2000.
(3)  Commenced operations on September 15, 2000.
(4)  Commenced operations on February 26, 2001.

--------------------------------------------------------------------------------


                                                      Class A Shares                                 Class B Shares
                                      ---------------------------------------------   ---------------------------------------------
                                           Year        Four Months         Year           Year        Four Months        Year
                                           Ended          Ended           Ended           Ended          Ended           Ended
                                        October 31,     October 31,      June 30,      October 31,     October 31,      June 30,
                                           2001            2000            2000           2001            2000            2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
International Core Growth Fund
 (Number of Shares)
Shares sold                               7,557,378       1,609,319       5,045,863         249,346         177,101         458,137
Shares issued as reinvestment of
 dividends                                   51,993              --          33,304          49,923              --          30,801
Shares redeemed                          (8,126,749)     (1,446,511)     (4,770,319)       (396,727)       (165,362)       (215,896)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                               (517,378)        162,808         308,848         (97,458)         11,739         273,042
                                      =============   =============   =============   =============   =============   =============
International Core Growth
 Fund ($)
Shares sold                           $ 130,576,455   $  35,660,867   $ 121,096,575   $   4,356,931   $   4,037,626   $  11,335,788
Shares issued as reinvestment of
 dividends                                  985,770              --         740,357         949,044              --         689,313
Shares redeemed                        (141,345,380)    (32,390,856)   (114,696,068)     (6,792,058)     (3,765,765)     (5,138,991)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $  (9,783,155)  $   3,270,011   $   7,140,864   $  (1,486,083)  $     271,861   $   6,886,110
                                      =============   =============   =============   =============   =============   =============


                                                     Class C Shares                                 Class Q Shares
                                     ---------------------------------------------   ---------------------------------------------
                                          Year        Four Months        Year             Year        Four Months       Year
                                         Ended           Ended           Ended           Ended           Ended          Ended
                                       October 31,     October 31,      June 30,       October 31,     October 31,     June 30,
                                          2001            2000            2000            2001            2000           2000
                                     -------------   -------------   -------------   -------------   -------------   -------------
International Core Growth Fund
 (Number of Shares)
Shares sold                              6,276,282       1,025,108       1,618,402         381,350         165,852         780,577
Shares issued as reinvestment of
 dividends                                  44,991              --          33,214          44,971              --          24,738
Shares redeemed                         (6,610,145)       (925,675)     (1,158,306)       (552,680)       (193,498)       (615,038)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                              (288,872)         99,433         493,310        (126,359)        (27,646)        190,277
                                     =============   =============   =============   =============   =============   =============
International Core Growth
 Fund ($)
Shares sold                          $ 109,636,025   $  23,241,494   $  39,015,970   $   6,381,404   $   3,896,070   $  20,639,997
Shares issued as reinvestment of
 dividends                                 857,981              --         745,659         886,366              --         572,187
Shares redeemed                       (116,359,406)    (21,161,483)    (27,691,220)     (9,703,034)     (4,527,377)    (16,620,923)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $  (5,865,400)  $   2,080,011   $  12,070,409   $  (2,435,264)  $    (631,307)  $   4,591,261
                                     =============   =============   =============   =============   =============   =============

--------------------------------------------------------------------------------

                                                      Class A Shares                                 Class B Shares
                                      ---------------------------------------------   ---------------------------------------------
                                           Year        Four Months         Year           Year         Four Months         Year
                                           Ended          Ended           Ended           Ended           Ended           Ended
                                        October 31,    October 31,       June 30,      October 31,     October 31,       June 30,
                                           2001            2000            2000           2001            2000             2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
International SmallCap Growth
 Fund (Number of Shares)
Shares sold                              33,782,706       7,284,746      18,367,774       1,092,119         647,440       2,668,131
Shares issued as reinvestment
 of dividends                               433,341              --         169,910         189,033              --          85,395
Shares redeemed                         (34,756,699)     (6,508,231)    (13,311,135)     (1,382,154)       (364,779)       (465,407)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                               (540,652)        776,515       5,226,549        (101,002)        282,661       2,288,119
                                      =============   =============   =============   =============   =============   =============
International SmallCap Growth
 Fund ($)
Shares sold                           $ 906,308,851   $ 281,224,096   $ 753,445,372   $  33,089,408   $  27,240,137   $ 110,600,703
Shares issued as reinvestment
 of dividends                            13,864,436              --       5,544,302       6,411,987              --       2,953,812
Shares redeemed                        (938,355,263)   (252,360,434)   (552,362,495)    (39,029,966)    (15,204,196)    (20,315,971)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $ (18,181,976)  $  28,863,662   $ 206,627,179   $     471,429   $  12,035,941   $  93,238,544
                                      =============   =============   =============   =============   =============   =============


                                                      Class C Shares                                Class Q Shares
                                      ---------------------------------------------   ---------------------------------------------
                                           Year        Four Months         Year           Year        Four Months         Year
                                          Ended           Ended           Ended          Ended           Ended           Ended
                                       October 31,     October 31,       June 30,      October 31,     October 31,       June 30,
                                           2001           2000             2000           2001           2000             2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
International SmallCap Growth
 Fund (Number of Shares)
Shares sold                               3,312,219       1,025,749       4,361,314       6,794,336       2,318,401       6,375,425
Shares issued as reinvestment of
 dividends                                  207,388              --          80,888         331,546              --         154,058
Shares redeemed                          (4,157,849)       (736,411)     (1,600,661)     (7,512,106)     (1,788,278)     (4,450,408)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                               (638,242)        289,338       2,841,541        (386,224)        530,123       2,079,075
                                      =============   =============   =============   =============   =============   =============
International SmallCap Growth
 Fund ($)
Shares sold                           $  89,263,930   $  38,976,927   $ 174,228,168   $ 198,098,894   $  95,855,054   $ 267,585,482
Shares issued as reinvestment of
 dividends                                6,452,890              --       2,568,991      11,232,791              --       4,781,312
Shares redeemed                        (111,213,151)    (28,136,442)    (63,584,070)   (214,377,551)    (75,048,798)   (196,319,048)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $ (15,496,331)  $  10,840,485   $ 113,213,089   $  (5,045,866)  $  20,806,256   $  76,047,746
                                      =============   =============   =============   =============   =============   =============

--------------------------------------------------------------------------------

                                                      Class A Shares                               Class B Shares
                                     ---------------------------------------------   ---------------------------------------------
                                          Year         Four Months       Year            Year         Four Months       Year
                                          Ended           Ended         Ended            Ended           Ended          Ended
                                       October 31,     October 31,     June 30,       October 31,      October 31,     June 30,
                                          2001            2000           2000             2001            2000           2000
                                     -------------   -------------   -------------   -------------   -------------   -------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                              9,885,556       2,018,292       7,123,710         117,804          72,083         261,876
Shares issued in merger                  5,116,118              --              --         262,850              --              --
Shares issued as reinvestment of
 dividends                                      --              --              --              --              --              --
Shares redeemed                        (12,983,659)     (2,106,144)     (6,583,130)       (528,765)       (181,835)       (320,122)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                             2,018,015         (87,852)        540,580        (148,111)       (109,752)        (58,246)
                                     =============   =============   =============   =============   =============   =============
Emerging Countries Fund ($)
Shares sold                          $ 157,053,986   $  37,136,028   $ 142,495,750   $   2,704,425   $   1,296,696   $   5,287,628
Shares issued in merger                 71,829,257              --              --       3,700,055              --              --
Shares issued as reinvestment of
 dividends                                      --              --              --              --              --              --
Shares redeemed                       (185,127,818)    (39,399,667)   (131,430,829)     (7,454,159)     (3,310,448)     (6,237,718)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $  43,755,425   $  (2,263,639)  $  11,064,921   $  (1,049,679)  $  (2,013,752)  $    (950,090)
                                     =============   =============   =============   =============   =============   =============


                                                        Class C Shares                               Class Q Shares
                                          ------------------------------------------   ------------------------------------------
                                               Year       Four Months       Year          Year         Four Months       Year
                                              Ended          Ended         Ended          Ended           Ended         Ended
                                           October 31,    October 31,     June 30,     October 31,     October 31,     June 30,
                                               2001           2000          2000          2001            2000           2000
                                          ------------   ------------   ------------   ------------   ------------   ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                                  1,037,359         80,835        395,139      2,972,540      1,364,617      4,383,749
Shares issued in merger                        286,653             --             --             --             --             --
Shares issued as reinvestment of
 dividends                                          --             --             --             --             --             --
Shares redeemed                             (1,627,250)      (174,804)      (363,300)    (6,076,490)    (1,825,785)    (3,235,471)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                                  (303,238)       (93,969)        31,839     (3,103,950)      (461,168)     1,148,278
                                          ============   ============   ============   ============   ============   ============
Emerging Countries Fund ($)
Shares sold                               $ 14,634,410   $  1,412,550   $  7,854,682   $ 43,163,993   $ 26,686,067   $ 94,747,678
Shares issued in merger                      3,875,431             --             --             --             --             --
Shares issued as reinvestment of
 dividends                                          --             --             --             --             --             --
Shares redeemed                            (22,140,324)    (3,092,478)    (6,755,539)   (89,992,176)   (34,329,659)   (67,344,187)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                   $ (3,630,483)  $ (1,679,928)  $  1,099,143   $(46,828,183)  $ (7,643,592)  $ 27,403,491
                                          ============   ============   ============   ============   ============   ============


--------------------------------------------------------------------------------

                                               Class A Shares                Class B Shares
                                        ---------------------------   ------------------------------
                                             Year         Period         Year              Period
                                            Ended         Ended          Ended             Ended
                                         October 31,    October 31,    October 31,       October 31,
                                            2001          2000(1)         2001             2000(1)
                                        ------------   ------------   ------------      ------------
Global Communications Fund
 (Number of Shares)
Shares sold                                4,443,108      9,006,166        634,944(3)      4,936,462
Shares issued as reinvestment
 of dividends                                     --             --             --                --
Shares redeemed                           (7,388,961)    (1,413,239)    (1,336,329)         (667,032)
                                        ------------   ------------   ------------      ------------
Net increase (decrease) in shares
 outstanding                              (2,945,853)     7,592,927       (701,385)        4,269,430
                                        ============   ============   ============      ============
Global Communications Fund ($)
Shares sold                             $ 18,723,492   $ 86,861,183   $  3,914,528(3)   $ 47,927,080
Shares issued as reinvestment
 of dividends                                     --             --             --                --
Shares redeemed                          (32,806,341)   (11,731,420)    (5,425,723)       (5,583,505)
                                        ------------   ------------   ------------      ------------
Net increase (decrease)                 $(14,082,849)  $ 75,129,763   $ (1,511,195)     $ 42,343,575
                                        ============   ============   ============      ============


                                              Class C Shares                Class X Shares(2)
                                       ---------------------------   ------------------------------
                                           Year          Period         Year              Period
                                           Ended         Ended          Ended             Ended
                                        October 31,    October 31,    October 31,       October 31,
                                           2001          2000(1)         2001             2000(1)
                                       ------------   ------------   ------------      ------------
Global Communications Fund
 (Number of Shares)
Shares sold                                 120,155      1,370,070            327           252,896
Shares issued as reinvestment
 of dividends                                    --             --             --                --
Shares redeemed                            (340,645)      (326,514)      (237,608)(3)       (15,870)
                                       ------------   ------------   ------------      ------------
Net increase (decrease) in shares
 outstanding                               (220,490)     1,043,556       (237,281)          237,026
                                       ============   ============   ============      ============
Global Communications Fund ($)
Shares sold                            $    462,352   $ 13,221,011   $      2,387      $  2,305,393
Shares issued as reinvestment
 of dividends                                    --             --             --                --
Shares redeemed                          (1,346,798)    (2,714,001)    (2,176,985)(3)      (130,909)
                                       ------------   ------------   ------------      ------------
Net increase (decrease)                $   (884,446)  $ 10,507,010   $ (2,174,598)        2,174,484
                                       ============   ============   ============      ============

----------
(1)  Fund commenced operations on March 1, 2000.
(2) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(3) Amounts include 237,383 of Class X shares, valued at $1,508,875, that were converted into Class B shares on November 17, 2000.

                                                         Class A Shares                          Class B Shares
                                               ----------------------------------   -----------------------------------------
                                                      Year          Year           Year              Year
                                                     Ended          Ended          Ended             Ended
                                                   October 31,    October 31,    October 31,       October 31,
                                                      2001           2000           2001              2000
                                                  ------------   ------------   ------------      ------------
Global Information Technology Fund
 (Number of Shares)
Shares sold                                          5,572,388      3,430,072        649,338(2)      1,321,762
Shares issued in merger                                614,620             --             --                --
Shares issued as reinvestment of dividends           1,834,157        115,782        791,178            15,652
Shares redeemed                                     (7,711,747)    (2,613,877)      (796,526)         (242,629)
                                                  ------------   ------------   ------------      ------------
Net increase (decrease) in shares
 outstanding                                           309,418        931,977        643,990         1,094,785
                                                  ============   ============   ============      ============
Global Information Technology Fund ($)
Shares sold                                       $ 71,172,900   $ 95,688,028   $ 10,071,165(2)   $ 36,086,827
Shares issued in merger                              5,497,157             --             --                --
Shares issued as reinvestment of dividends          28,703,042      2,671,739     12,115,539           369,198
Shares redeemed                                    (91,476,650)   (77,708,627)    (6,137,863)       (6,737,097)
                                                  ------------   ------------   ------------      ------------
Net increase (decrease)                           $ 13,896,449   $ 20,651,140   $ 16,048,841      $ 29,718,928
                                                  ============   ============   ============      ============


                                                         Class C Shares                Class X Shares(1)
                                                  ---------------------------   ------------------------------
                                                       Year         Year           Year              Year
                                                      Ended         Ended          Ended             Ended
                                                    October 31,   October 31,    October 31,       October 31,
                                                       2001          2000           2001              2000
                                                  ------------   ------------   ------------      ------------
Global Information Technology Fund
 (Number of Shares)
Shares sold                                            144,833        769,591             --           210,415
Shares issued in merger                                     --             --             --                --
Shares issued as reinvestment of dividends             323,794          7,474             --             5,015
Shares redeemed                                       (391,012)      (196,294)      (311,818)(2)       (50,855)
                                                  ------------   ------------   ------------      ------------
Net increase (decrease) in shares
 outstanding                                            77,615        580,771       (311,818)          164,575
                                                  ============   ============   ============      ============
Global Information Technology Fund ($)
Shares sold                                       $  1,883,133   $ 20,725,083   $         --      $  5,561,003
Shares issued in merger                                     --             --             --                --
Shares issued as reinvestment of dividends           4,959,136        166,554             --           118,224
Shares redeemed                                     (4,309,151)    (5,276,898)    (7,804,173)(2)    (1,436,415)
                                                  ------------   ------------   ------------      ------------
Net increase (decrease)                           $  2,533,118   $ 15,614,739   $ (7,804,173)     $  4,242,812
                                                  ============   ============   ============      ============

----------
(1) Effective November 17, 2000, Class X Shares are no longer being offered for sale.
(2) Amounts include 310,202 of Class X Shares, valued at $7,287,146 that were converted into Class B shares on November 17, 2000.

--------------------------------------------------------------------------------

                                                     Class A Shares                              Class B Shares
                                       ------------------------------------------   ------------------------------------------
                                           Year        Four Months      Year             Year      Four Months        Year
                                           Ended          Ended         Ended           Ended         Ended          Ended
                                        October 31,    October 31,    June 30,       October 31,   October 31,      June 30,
                                           2001           2000          2000             2001          2000           2000
                                       ------------   ------------   ------------   ------------   ------------   ------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                              13,924,794      2,793,903      9,625,972        603,862        286,379      2,243,981
Shares issued in merger                     654,788             --             --             --             --             --
Shares issued as reinvestment
 of dividends                                22,377             --             --         12,550             --             --
Shares redeemed                         (14,531,504)    (2,717,440)   (10,000,540)    (1,013,571)      (441,432)    (2,335,887)
                                       ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
 shares outstanding                          70,455         76,463       (374,568)      (397,159)      (155,053)       (91,906)
                                       ============   ============   ============   ============   ============   ============
Asia-Pacific Equity Fund ($)
Shares sold                            $ 57,836,760   $ 17,553,287   $ 71,934,635   $  2,372,035   $  1,779,638   $ 16,295,675
Shares issued in merger                   2,738,406             --             --             --             --             --
Shares issued as reinvestment
 of dividends                               110,543             --             --         60,115             --             --
Shares redeemed                         (60,248,332)   (17,612,355)   (75,845,503)    (4,207,292)    (2,748,440)   (17,125,978)
                                       ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                $    437,377   $    (59,068)  $ (3,910,868)  $ (1,775,142)  $   (968,802)  $   (830,303)
                                       ============   ============   ============   ============   ============   ============


                                                               Class M Shares
                                                 ------------------------------------------
                                                     Year        Four Months       Year
                                                     Ended          Ended          Ended
                                                  October 31,    October 31,      June 30,
                                                     2001           2000           2000
                                                 ------------   ------------   ------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                                         3,439,910        263,666      2,025,542
Shares issued in merger                                    --             --             --
Shares issued as reinvestment of dividends              7,605             --             --
Shares redeemed                                    (3,622,216)      (237,827)    (2,226,145)
                                                 ------------   ------------   ------------
Net increase (decrease) in
 shares outstanding                                  (174,701)        25,839       (200,603)
                                                 ============   ============   ============
Asia-Pacific Equity Fund ($)
Shares sold                                      $ 14,790,697   $  1,270,633   $ 15,526,895
Shares issued in merger                                    --             --             --
Shares issued as reinvestment of dividends             36,579             --             --
Shares redeemed                                   (15,870,448)    (1,278,324)   (17,704,044)
                                                 ------------   ------------   ------------
Net increase (decrease)                          $ (1,043,172)  $     (7,691)  $ (2,177,149)
                                                 ============   ============   ============

--------------------------------------------------------------------------------

                                          Class A Shares                 Class B Shares
                                   ---------------------------   ------------------------------
                                       Year          Year           Year              Year
                                      Ended          Ended          Ended             Ended
                                    October 31,    October 31,    October 31,       October 31,
                                       2001           2000           2001             2000
                                   ------------   ------------   ------------      ------------
European Equity Fund
 (Number of Shares)
Shares sold                           7,719,989      1,758,487        192,944(2)         50,379
Shares issued as reinvestment
 of dividends                           127,559         76,223          8,297             1,839
Shares redeemed                      (8,293,341)    (1,537,388)      (150,031)          (27,021)
                                   ------------   ------------   ------------      ------------
Net increase (decrease) in
 shares outstanding                    (445,793)       297,322         51,210            25,197
                                   ============   ============   ============      ============
European Equity Fund ($)
Shares sold                        $ 72,652,569   $ 20,170,939   $  1,781,871(2)   $    529,521
Shares issued as reinvestment
 of dividends                         1,332,992        878,229         85,626            21,091
Shares redeemed                     (79,072,632)   (17,910,649)    (1,276,696)         (260,463)
                                   ------------   ------------   ------------      ------------
Net increase (decrease)            $ (5,087,071)  $  3,138,519   $    590,801      $    290,149
                                   ============   ============   ============      ============


                                              Class C Shares             Class X Shares(1)
                                         -----------------------     ------------------------
                                            Year           Year         Year           Year
                                           Ended          Ended         Ended          Ended
                                        October 31,    October 31,   October 31,    October 31,
                                            2001          2000          2001           2000
                                         ---------     ---------     ---------      ---------
European Equity Fund
 (Number of Shares)
Shares sold                                  8,510        15,141            --         16,513
Shares issued as reinvestment of
 dividends                                     666           214            --          1,740
Shares redeemed                            (15,032)       (3,557)      (77,908)(2)     (5,259)
                                         ---------     ---------     ---------      ---------
Net increase (decrease) in
 shares outstanding                         (5,856)       11,798       (77,908)        12,994
                                         =========     =========     =========      =========
European Equity Fund ($)
Shares sold                              $  64,153     $ 177,212     $      --      $ 194,506
Shares issued as reinvestment
 of dividends                                6,841         2,455            --         19,952
Shares redeemed                           (130,767)      (40,853)     (825,879)(2)    (60,448)
                                         ---------     ---------     ---------      ---------
Net increase (decrease)                  $ (59,773)    $ 138,814     $(825,879)     $ 154,010
                                         =========     =========     =========      =========

----------
(1) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(2) Amounts include 77,908 of Class X shares, valued at $825,879, that were converted into Class B shares on November 17, 2000.

--------------------------------------------------------------------------------


                                                                  Class A Shares
                                                   ----------------------------------------------
                                                       Year         Ten Months          Year
                                                       Ended           Ended            Ended
                                                    October 31,     October 31,      December 31,
                                                        2001           2000             1999
                                                   ------------     ------------     ------------
Russia Fund
 (Number of Shares)
Shares sold                                           2,343,779        6,948,006        9,870,288
Shares issued as reinvestment of dividends                   --               --          146,380
Shares redeemed                                      (3,740,914)      (8,205,646)      (8,524,306)
                                                   ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                                  (1,397,135)      (1,257,640)       1,492,362
                                                   ============     ============     ============
Russia Fund ($)
Shares sold                                        $ 17,289,158     $ 54,557,755     $ 43,183,175
Shares issued as reinvestment of dividends                   --               --          554,533
Redemption fee proceeds                                      --          390,342          167,637
Shares redeemed                                     (26,829,915)     (63,131,621)     (36,262,949)
                                                   ------------     ------------     ------------
Net increase (decrease)                            $ (9,540,757)    $ (8,183,524)    $  7,642,396
                                                   ============     ============     ============


                                                                     Class A Shares
                                                     ----------------------------------------------
                                                          Year         Ten Months          Year
                                                         Ended            Ended            Ended
                                                      October 31,      October 31,      December 31,
                                                          2001            2000             1999
                                                     ------------     ------------     ------------
Precious Metals Fund
 (Number of Shares)
Shares sold                                             5,158,331        5,296,727       10,050,258
Shares issued in merger                                 5,620,303               --               --
Shares issued as reinvestment of dividends                 24,110            5,467        6,190,600
Shares redeemed                                        (8,684,451)      (9,603,010)     (10,982,141)
                                                     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                                     2,118,293       (4,300,816)       5,258,717
                                                     ============     ============     ============
Precious Metals Fund ($)
Shares sold                                          $ 21,463,292     $ 15,323,872     $ 31,794,471
Shares issued in merger                                14,557,739               --               --
Shares issued as reinvestment of dividends                 54,487           13,994       17,841,616
Shares redeemed                                       (23,933,244)     (27,268,213)     (34,746,635)
                                                     ------------     ------------     ------------
Net increase (decrease)                              $ 12,142,274     $(11,930,347)    $ 14,889,452
                                                     ============     ============     ============

--------------------------------------------------------------------------------

NOTE 11 -- SECURITIES LENDING

Under an agreement with Brown Brothers Harriman ("BBH"), International Value can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, U.S. Government securities or irrevocable performance letters of credit issued by banks approved by the Fund. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in Brown Brothers Investment Trust. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. During the year ended October 31, 2001, the Funds did not have any securities on loan.

NOTE 12 -- CHANGE IN FUND'S YEAR-END

Effective October 31, 2000 Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries and Asia-Pacific Equity changed their fiscal year-end from June 30 to October 31. Effective October 31, 2000, International, Russia, and Precious Metals changed their fiscal year-end from December 31 to October 31. This change was done to facilitate the administration of the Funds.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.


                                                                       Initial                                        Percent
                                                                     Acquisition                                      of Net
Fund                           Security                 Shares           Date            Cost           Value         Assets
----                           --------                 ------           ----            ----           -----         ------
Asia-Pacific        Asia World Online                    124,700      12/15/99       $  321,700      $      --          0.00%
                                                                                     ==========      =========          ====
Russia              Bashinformsvyaz                    6,831,400      06/09/97        2,036,189         402,055         0.82%
                    Novosibirsk Region Electrosv      18,510,200      04/29/97        2,026,653         274,858         0.56%
                    Moscow Region Electrosvyaz             1,100      03/29/00          353,600         154,000         0.31%
                    Slavneft-Megionneftegaz              145,982      04/06/00          345,981         481,741         0.98%
                    Trade House GUM                      235,000      02/16/00        1,017,250         329,000         0.67%
                    Trade House GUM ADR                   10,000      02/16/00           18,000          28,000         0.06%
                    Tyumentelecom                        214,000      03/05/97          758,429         212,609         0.43%
                    Tyumentelecom Pfd                    279,099      02/06/97          478,064         110,631         0.23%
                                                                                     ----------      ----------         ----
                                                                                     $7,033,666      $1,922,894         4.06%
                                                                                     ==========      ==========         ====
Precious Metals     Silver Standard Resources            300,000      09/06/95       $  940,992      $  591,000         0.86%
                                                                                     ==========      ==========         ====

NOTE 14 -- REORGANIZATIONS

On February 23, 2001, March 23, 2001 and April 27, 2001, certain Funds, as listed below (each an :"Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. The Adviser and the Funds split the cost associated with the Reorganization equally, Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                       Acquired Fund
                                                                    Total net          Total net         Unrealized
                                                                    assets of          assets of       appreciation/
           Acquiring                        Acquired              Acquired Fund     Acquiring Fund     (depreciation)
              Fund                            Fund                   (000's)            (000's)           (000's)
              ----                            ----                   -------            -------           -------
Worldwide Growth                  Global Corporate Leaders           $10,838           $489,351          $   1,710
                                  Global Brand Names                  44,892            489,351             (1,860)
International                     International Equity                39,847             16,254             (6,927)
Emerging Countries                Emerging Markets Value              10,380            121,887             (1,352)
                                  Emerging Markets Equity              6,473            134,612             (1,893)
                                  Worldwide Emerging Markets          62,552            121,887            (15,060)
Global Information Technology     Global Technology                    5,497             63,045             (7,103)
Asia-Pacific Equity               SmallCap Asia Growth                 2,738             11,985             (1,237)
Precious Metals                   Silver                              14,558             41,263             (7,171)

--------------------------------------------------------------------------------

The net assets of Worldwide Growth, International, Emerging Countries, Global Information Technology, Asia-Pacific Equity and Precious Metals after the acquisitions were approximately $545,081,000, $56,101,000, $194,819,000,
$68,542,000, $14,723,000 and $55,821,000, respectively.

NOTE 15 -- FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2001 the following forward foreign currency contracts were outstanding for the Pilgrim International SmallCap Growth Fund.

                                                         In                        Net Unrealized
                                      Settlement      Exchange                     Appreciation/
 Currency              Buy / Sell        Date            For          Value $      (Depreciation)
-------------------   ------------   ------------   ------------   ------------   ---------------
Japanese Yen                                             USD
JPY 2,536,784,689      Sell           11/21/01       21,700,467     20,728,697         971,770
Japanese Yen                                             USD
JPY 1,102,161,446      Buy            11/21/01        9,192,339      9,006,035        (186,304)
                                                                                    ----------
                                                                                    $  785,466
                                                                                    ==========

NOTE 16 -- CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature govenments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Communications and Global Information Technology Funds). As a result of the Funds concentrating their assets in securities related to a particular industry, the Funds may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Region Concentration (Asia-Pacific Equity and Russia Funds). As a result of the Funds concentrating their assets in a single region of the world, each Fund's performance may be more volatile than that of a fund that invests globally. If securities in the region that the Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Russia and Precious Metals Funds). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified fund.

NOTE 17 -- SUBSEQUENT EVENTS

Subsequent to October 31, 2001, the following Funds declared dividends of:

                                  Per Share           Payable              Record
        Fund            Type        Amount             Date                 Date
        ----            ----        ------             ----                 ----
International Value
  All Classes           STCG      $ 0.0352      November 20,2001     November 15, 2001
  All Classes           LTCG      $ 0.2221      November 20,2001     November 15, 2001
  Class A                NII      $ 0.0913      November 20,2001     November 15, 2001
  Class B                NII      $ 0.0028      November 20,2001     November 15, 2001
  Class C                NII      $ 0.0024      November 20,2001     November 15, 2001
  Class Q                NII      $ 0.0822      November 20,2001     November 15, 2001
  Class I                NII      $ 0.1366      November 20,2001     November 15, 2001
Emerging Countries
  Class A                NII      $ 0.0003      November 20,2001     November 15, 2001
  Class Q                NII      $ 0.0005      November 20,2001     November 15, 2001
Precious Metals
  Class A                NII      $ 0.0154      November 20,2001     November 15, 2001

----------
NII -- Net Investment Income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

--------------------------------------------------------------------------------

Effective November 1, 2001, Asia-Pacific Equity, International and International Core Growth began imposing a 2.00% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase.

On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (each a "Reoganization" and collectively, the "Reorganizations"):

Disappearing Funds                                 Surviving Funds
------------------                                 ---------------
Pilgrim International Core Growth Fund             Pilgrim International Fund
Pilgrim Global Communications Fund                 Pilgrim Global Information Technology Fund
Pilgrim Internet Fund                              Pilgrim Global Information Technology Fund

Each proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place during the first half of 2002.
Effective March 1, 2002, the following changes to the names of the Funds and Series will occur:

Old Name                                           New Name
--------                                           --------
Pilgrim Mutual Funds                               ING Mutual Funds
Pilgrim Advisory Funds, Inc.                       ING Advisory Funds, Inc.
Pilgrim Mayflower Trust                            ING Mayflower Trust
Pilgrim Funds Trust                                ING Funds Trust
Pilgrim Worldwide Growth Fund                      ING Worldwide Growth Fund
Pilgrim International Value Fund                   ING International Value Fund
Pilgrim International Fund, Inc.                   ING International Fund, Inc.
Pilgrim International Core Growth Fund             ING International Core Growth Fund
Pilgrim International SmallCap Growth Fund         ING International SmallCap Growth Fund
Pilgrim Emerging Countries Fund                    ING Emerging Countries Fund
Pilgrim Global Communications Fund                 ING Global Communications Fund
Pilgrim Global Information Technology Fund         ING Global Technology Fund
Pilgrim Asia-Pacific Equity Fund                   ING Asia-Pacific Equity Fund
Pilgrim European Equity Fund                       ING European Equity Fund
Pilgrim Russia Fund, Inc.                          ING Pilgrim Russia Fund, Inc.
Pilgrim Precious Metals Fund, Inc.                 ING Precious Metals Fund, Inc.

Effective March 1, 2002, the Adviser, Distributor and Administrator will change their names as follows:

Old Name                                           New Name
--------                                           --------
ING Pilgrim Investments, LLC                       ING Investments, LLC
ING Pilgrim Securities, Inc.                       ING Distributors, Inc.
ING Pilgrim Group, LLC                             ING Funds, LLC

Pilgrim
Worldwide
Growth Fund
                PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.53%
                  AUSTRALIA: 0.05%
    21,800        News Corp. Ltd.                                  $    149,977
                                                                   ------------
                  Total Australia                                       149,977
                                                                   ------------
                  BELGIUM: 0.64%
    88,300        Fortis (B)                                          2,080,841
                                                                   ------------
                  Total Belgium                                       2,080,841
                                                                   ------------
                  BERMUDA: 0.47%
   101,050   @    Tycom Ltd.                                          1,548,086
                                                                   ------------
                  Total Bermuda                                       1,548,086
                                                                   ------------
                  BRAZIL: 0.15%
    19,300        Telecomunicacoes Brasileiras SA ADR                   500,063
                                                                   ------------
                  Total Brazil                                          500,063
                                                                   ------------
                  CANADA: 1.61%
    56,000        Alberta Energy Co. Ltd.                             2,205,697
    48,800        Cameco Corp.                                        1,090,192
    28,500   @    C-Mac Industries, Inc.                                607,050
   117,600        Placer Dome, Inc.                                   1,341,816
                                                                   ------------
                  Total Canada                                        5,244,755
                                                                   ------------
                  CHINA: 1.15%
   107,942   @    China Mobile Hong Kong Ltd. ADR                     1,642,877
10,700,000        PetroChina Co. Ltd.                                 2,016,538
     5,000        PetroChina Co. Ltd. ADR                                93,700
                                                                   ------------
                  Total China                                         3,753,115
                                                                   ------------
                  DENMARK: 1.61%
    32,800        Novo-Nordisk A/S                                    1,329,130
    84,500        TDC A/S                                             2,898,519
    60,200        TDC A/S ADR                                         1,035,440
                                                                   ------------
                  Total Denmark                                       5,263,089
                                                                   ------------
                  FINLAND: 2.63%
   180,620        Nokia OYJ                                           3,773,913
   146,300        Nokia OYJ ADR                                       3,000,613
   149,300        Stora Enso OYJ                                      1,793,014
                                                                   ------------
                  Total Finland                                       8,567,540
                                                                   ------------
                  FRANCE: 4.50%
    44,100        Aventis SA                                          3,242,673
    89,830        Axa                                                 1,963,381
       820        Cap Gemini SA                                          46,097
   105,100   @    Infogrames Entertainment                            1,012,439
    18,500        Louis Vuitton Moet Hennessy                           651,782
    77,356        Societe Television Francaise 1                      1,736,663
    21,370        TotalFinaElf SA                                     2,998,513
    31,000        Valeo SA                                            1,059,552
    42,194        Vivendi Universal SA                                1,969,676
                                                                   ------------
                  Total France                                       14,680,776
                                                                   ------------
                  GERMANY: 2.66%
     9,800        Adidas-Salomon AG                                     552,676
     7,100        Allianz AG                                          1,671,879
     1,711        DaimlerChrysler AG                                     59,635
    30,454        Deutsche Bank AG                                    1,692,542
    52,800        E.ON AG                                             2,749,725
     3,600        Muenchener Rueckversicherungs AG                      950,358
     1,200        SAP AG                                                124,124
    22,800        Volkswagen AG                                         873,617
                                                                   ------------
                  Total Germany                                       8,674,556
                                                                   ------------
                  HONG KONG: 1.24%
   476,000        Cheung Kong Holdings Ltd.                           4,027,692
                                                                   ------------
                  Total Hong Kong                                     4,027,692
                                                                   ------------
                  IRELAND: 1.18%
    32,450   @    Elan Corp. PLC ADR                                  1,481,343
   258,945   @    Ryanair Holdings PLC                                2,375,661
                                                                   ------------
                  Total Ireland                                       3,857,004
                                                                   ------------
                  ISRAEL: 1.57%
    89,300   @    Check Point Software Technologies                   2,636,136
    40,250        Teva Pharmaceutical Industries ADR                  2,487,450
                                                                   ------------
                  Total Israel                                        5,123,586
                                                                   ------------
                  ITALY: 1.16%
   407,700        Banca Fideuram S.p.A                                2,511,933
   120,200        Sanpaolo IMI S.p.A                                  1,261,689
                                                                   ------------
                  Total Italy                                         3,773,622
                                                                   ------------
                  JAPAN: 9.78%
    18,700        Advantest Corp.                                       961,361
    98,000        Dai Nippon Printing Co. Ltd.                        1,042,817
    40,600        Fanuc Ltd.                                          1,689,665
    13,000        Fuji Photo Film Co. Ltd.                              428,577
    28,000        Honda Motor Co. Ltd.                                1,003,060
     5,000        Ito-Yokado Co. Ltd.                                   220,327
   118,000        Marui Co. Ltd.                                      1,595,545
   120,000        Matsushita Electric Industrial Co. Ltd.             1,419,887
       127        Mitsubishi Tokyo Financial Group, Inc.                943,082
    15,000        Murata Manufacturing Co. Ltd.                         940,063
 1,604,000        Nippon Steel Corp.                                  2,146,607
       160        Nippon Telegraph & Telephone Corp.                    658,044
   322,000        Nomura Holdings, Inc.                               4,230,446
       244        NTT Docomo, Inc.                                    3,305,235
    23,300        Otsuka Kagu Ltd.                                    1,264,393
   140,000        Sekisui House Ltd.                                  1,126,443
    21,000        Shohkoh Fund                                        2,577,339
    89,300        Sony Corp.                                          3,373,936
   450,000        The Bank of Yokohama Ltd.                           1,601,045
    25,700        Tokyo Electron Ltd.                                 1,054,886
    13,200        Toyota Motor Corp.                                    319,915
                                                                   ------------
                  Total Japan                                        31,902,673
                                                                   ------------
                  NETHERLANDS: 2.32%
     3,100        Aegon NV                                               77,793
   151,800   @    ASM Lithography Holding NV                          2,184,583
    54,000   @    ASM Lithography Holding NV ADR                        776,520
    58,780        Koninklijke Ahold NV                                1,652,705
    56,800        Royal Dutch Petroleum Co.                           2,886,514
                                                                   ------------
                  Total Netherlands                                   7,578,115
                                                                   ------------
                  SINGAPORE: 0.66%
   108,700   @    Flextronics Intl. Ltd.                              2,163,130
                                                                   ------------
                  Total Singapore                                     2,163,130
                                                                   ------------
                  SOUTH KOREA: 0.31%
    64,720        Korea Electric Power Corp.                          1,022,686
                                                                   ------------
                  Total South Korea                                   1,022,686
                                                                   ------------
                  SPAIN: 0.48%
    70,000   @    Sogecable SA                                        1,574,037
                                                                   ------------
                  Total Spain                                         1,574,037
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund
                PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  SWEDEN: 1.07%
   283,000        Europolitan Holdings AB                          $  1,697,963
   348,200        Swedish Match AB                                    1,795,367
                                                                   ------------
                  Total Sweden                                        3,493,330
                                                                   ------------
                  SWITZERLAND: 3.27%
     5,100        Givaudan                                            1,559,347
     5,570        Nestle SA                                           1,154,669
    80,280        Novartis AG                                         3,001,970
    39,500        Roche Holding AG                                    2,735,507
       264   @    Syngenta AG ADR                                        13,480
    47,460        UBS AG                                              2,204,236
                                                                   ------------
                  Total Switzerland                                  10,669,209
                                                                   ------------
                  TAIWAN: 1.58%
   212,300   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR     2,740,793
   420,400   @    United Microelectronics                             2,396,280
                                                                   ------------
                  Total Taiwan                                        5,137,073
                                                                   ------------
                  UNITED KINGDOM: 10.63%
   214,300        BAA PLC                                             1,710,669
    89,200        Barclays PLC                                        2,682,325
   214,800        BP PLC                                              1,731,823
   163,100   @    British Sky Broadcasting PLC                        1,824,403
   171,300        Cable & Wireless PLC                                  773,916
   458,752        Cadbury Schweppes PLC                               2,852,318
   410,400        Capita Group PLC                                    2,593,420
   995,800        Corus Group PLC                                       799,246
   220,314        Diageo PLC                                          2,197,145
   268,000        HSBC Holdings PLC                                   2,903,333
   157,600        Pearson PLC                                         1,884,223
   137,800        Pizza Express PLC                                   1,546,187
   225,900        Provident Financial PLC                             2,093,693
    88,500        Reckitt Benckiser PLC                               1,234,215
   164,000        Reed Intl. PLC                                      1,341,308
    87,600        Rio Tinto PLC                                       1,420,184
    64,525        Royal Bank of Scotland Group PLC                    1,541,949
 1,526,730        Vodafone Group PLC                                  3,526,432
                                                                   ------------
                  Total United Kingdom                               34,656,789
                                                                   ------------
                  UNITED STATES: 44.81%
   161,100   @    Altera Corp.                                        3,254,220
    44,600        AmerisourceBergen Corp.                             2,834,776
    43,800        Anadarko Petroleum Corp.                            2,498,790
    72,200   @    Analog Devices, Inc.                                2,743,600
    75,500   @    AOL Time Warner, Inc.                               2,356,355
    37,300        AON Corp.                                           1,418,892
    77,400   @    Applied Materials, Inc.                             2,640,114
   101,800        Baker Hughes, Inc.                                  3,647,494
    29,600        Bristol-Myers Squibb Co.                            1,582,120
    62,500   @    Brocade Communications System                       1,534,375
    87,200   @    CIENA Corp.                                         1,417,872
   223,300   @    Cisco Systems, Inc.                                 3,778,236
    93,215        Citigroup, Inc.                                     4,246,407
    68,300   @    Costco Wholesale Corp.                              2,583,789
    43,000        Deere & Co.                                         1,590,570
    46,100   @    Dell Computer Corp.                                 1,105,478
    66,900        Dynegy, Inc.                                        2,401,710
    47,800   @    eBay, Inc.                                          2,508,544
    30,500   @    Genentech, Inc.                                     1,593,625
    48,600        General Dynamics Corp.                              3,965,760
    27,100        General Electric Co.                                  986,711
    40,000   @    Gilead Sciences, Inc.                               2,516,000
    47,100        Goldman Sachs Group, Inc.                           3,681,336
    33,000   @    Guidant Corp.                                       1,369,830
   132,000   @    Immunex Corp.                                       3,153,480
   206,800        Intel Corp.                                         5,050,056
    16,500        International Business Machines Corp.               1,783,155
    30,500        Johnson & Johnson                                   1,766,255
   123,900   @    Juniper Networks, Inc.                              2,761,731
    36,600   @    King Pharmaceuticals, Inc.                          1,427,034
    32,100   @    Kla-Tencor Corp.                                    1,311,606
    40,500        Lehman Brothers Holdings, Inc.                      2,529,630
    76,600        Lockheed Martin Corp.                               3,735,782
    37,800        Lowe's Cos.                                         1,288,980
    33,100        Marsh & McLennan Cos.                               3,202,425
   112,500        Mattel, Inc.                                        2,129,625
    52,900   @    Maxim Integrated Products                           2,420,175
    59,300        McDonald's Corp.                                    1,545,951
    36,100        McKesson Corp.                                      1,335,339
    84,400   @    Micron Technology, Inc.                             1,920,944
    40,900   @    Microsoft Corp.                                     2,378,335
    20,700        Morgan Stanley Dean Witter & Co.                    1,012,644
    97,800        Motorola, Inc.                                      1,600,987
    63,700   @    National Semiconductor Corp.                        1,654,926
    23,700        Northrop Grumman Corp.                              2,368,815
    88,400   @    Oracle Corp.                                        1,198,704
   149,700   @    Peoplesoft, Inc.                                    4,456,569
    34,100        Pepsi Bottling Group, Inc.                          1,584,968
    72,300        Pfizer, Inc.                                        3,029,370
    23,400        Procter & Gamble Co.                                1,726,452
    56,700   @    Qualcomm, Inc.                                      2,785,104
   106,100        Raytheon Co.                                        3,421,725
    11,000        Schlumberger Ltd.                                     532,620
   267,600   @    Siebel Systems, Inc.                                4,369,909
   182,100   @    Solectron Corp.                                     2,239,830
   105,400        Southwest Airlines                                  1,675,860
   106,200   @    Sprint Corp-PCS Group                               2,368,260
    40,600   @    ST Jude Medical, Inc.                               2,882,600
   113,500        Texas Instruments, Inc.                             3,176,865
    34,000        UnitedHealth Group, Inc.                            2,235,500
    44,900        US Bancorp                                            798,322
   107,500   @    Veritas Software Corp.                              3,050,850
                                                                   ------------
                  Total United States                               146,167,987
                                                                   ------------
                  Total Common Stock (Cost $345,094,377)            311,609,731
                                                                   ------------
PREFERRED STOCK: 1.08%
                  GERMANY: 1.08%
    21,159        Henkel KGaA                                         1,250,938
    49,900        Rhoen Klinikum AG                                   2,283,623
                                                                   ------------
                  Total Germany                                       3,534,561
                                                                   ------------
                  Total Preferred Stock (Cost $4,143,631)             3,534,561
                                                                   ------------
                  Total Long-Term Investments (Cost $349,238,008)   315,144,292
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.76%
                  Commercial Paper: 2.76%
$9,000,000        FHLMC Discount Note, 3.530% due 11/01/01         $  9,000,000
                                                                   ------------
                  Total Short-Term Investments (Cost $9,000,000)      9,000,000
                                                                   ------------
                  Total Investments in Securities
                    (Cost $358,238,008)*                  99.37%   $324,144,292
                  Other Assets and Liabilities-Net         0.63%      2,048,217
                                                         ------    ------------
                  Net Assets                             100.00%   $326,192,509
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $370,578,360. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $ 11,835,144
                  Gross Unrealized Depreciation                     (58,269,212)
                                                                   ------------
                  Net Unrealized Depreciation                      $(46,434,068)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                        4.14%
Agriculture                                                              0.55%
Airlines                                                                 1.24%
Apparel                                                                  0.17%
Auto Manufacturers                                                       0.69%
Auto Parts & Equipment                                                   0.32%
Banks                                                                    4.79%
Beverages                                                                1.16%
Biotechnology                                                            1.46%
Chemicals                                                                0.48%
Commercial Services                                                      1.52%
Computers                                                                2.31%
Cosmetics/Personal Care                                                  0.53%
Diversified Financial Services                                           7.65%
Electric                                                                 1.16%
Electronics                                                              2.64%
Engineering & Construction                                               0.52%
Food                                                                     1.74%
Forest Products & Paper                                                  0.55%
Healthcare-Services                                                      3.23%
Holding Companies-Diversified                                            0.20%
Home Builders                                                            0.35%
Home Furnishings                                                         1.47%
Household Products/Wares                                                 0.76%
Insurance                                                                2.85%
Internet                                                                 1.58%
Iron/Steel                                                               0.90%
Machinery-Diversified                                                    0.49%
Media                                                                    3.94%
Mining                                                                   1.18%
Miscellaneous Manufacturing                                              0.43%
Oil & Gas                                                                4.42%
Oil & Gas Services                                                       1.28%
Pharmaceuticals                                                          7.87%
Pipelines                                                                0.74%
Real Estate                                                              1.23%
Retail                                                                   3.08%
Semiconductors                                                          10.22%
Software                                                                 4.15%
Telecommunications                                                      11.97%
Toys/Games/Hobbies                                                       0.65%
Short-Term Investments                                                   2.76%
Other Assets and Liabilities, Net                                        0.63%
                                                                       ------
Net Assets                                                             100.00%
                                                                       ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund
                PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.08%
                  BERMUDA: 0.79%
 17,970,585       First Pacific Co.                                $   1,866,176
  3,160,236       Jardine Matheson Holdings Ltd.                      17,697,326
                                                                   -------------
                  Total Bermuda                                       19,563,502
                                                                   -------------
                  BRAZIL: 7.94%
  4,802,400       Banco Bradesco SA ADR                               17,528,760
  8,577,700       Centrais Eletricas Brasileiras SA ADR               55,833,965
  1,224,200       Companhia de Bebidas das Americas ADR               19,881,008
  2,429,300       Petroleo Brasileiro SA ADR                          46,896,179
  1,208,600       Telecomunicacoes Brasileiras SA ADR                 31,314,826
  2,532,786       Tele Norte Leste Participacoes SA ADR               25,733,106
                                                                   -------------
                  Total Brazil                                       197,187,844
                                                                   -------------
                  CHINA: 0.84%
110,680,000       PetroChina Co. Ltd.                                 20,858,923
                                                                   -------------
                  Total China                                         20,858,923
                                                                   -------------
                  FRANCE: 6.49%
  3,940,400       Alcatel SA                                          59,436,088
  1,485,000       Alstom                                              22,679,892
    225,800   @   Cereol                                               5,404,377
  1,463,100       Michelin (C.G.D.E.)                                 45,177,756
    225,800   @   Provimi SA                                           3,154,077
    179,492       TotalFinaElf SA                                     25,185,266
                                                                   -------------
                  Total France                                       161,037,456
                                                                   -------------
                  GERMANY: 5.50%
    805,500       BASF AG                                             27,241,451
    808,000       Bayerische Hypo-und Vereinsbank AG                  24,905,904
  1,664,300       Deutsche Telekom                                    25,732,640
  1,124,988       E.ON AG                                             58,587,275
                                                                   -------------
                  Total Germany                                      136,467,270
                                                                   -------------
                  HONG KONG: 1.03%
  6,146,000       Swire Pacific Ltd.                                  25,608,333
                                                                   -------------
                  Total Hong Kong                                     25,608,333
                                                                   -------------
                  IRELAND: 2.62%
  2,727,800       Allied Irish Banks PLC                              26,375,326
  4,322,900       Bank of Ireland PLC                                 38,610,132
                                                                   -------------
                  Total Ireland                                       64,985,458
                                                                   -------------
                  ITALY: 2.74%
  3,355,650       ENI-Ente Nazionale Idrocarburi S.p.A.               42,013,875
  3,129,200       Telecom Italia S.p.A.                               26,090,951
                                                                   -------------
                  Total Italy                                         68,104,826
                                                                   -------------
                  JAPAN: 17.51%
    654,000       Daiichi Pharmaceutical Co. Ltd.                     15,343,344
  3,937,000       Daiwa House Industry Co. Ltd.                       26,536,881
  4,183,900       Hitachi Ltd.                                        28,508,357
      6,910       Japan Tobacco, Inc.                                 45,109,960
  9,584,000       Komatsu Ltd.                                        29,249,793
  3,415,000       Matsushita Electric Industrial Co. Ltd.             40,407,606
 10,636,000       Mitsubishi Heavy Industries Ltd.                    35,758,555
      6,110       Mitsubishi Tokyo Financial Group, Inc.              45,371,905
  7,603,000       Nippon Mitsubishi Oil Corp.                         40,451,720
      8,125       Nippon Telegraph & Telephone Corp.                  33,416,297
    792,000       Ono Pharmaceutical Co. Ltd.                         25,205,435
  3,328,000       Sumitomo Mitsui Banking Corp.                       20,558,130
    302,000       TDK Corp.                                           13,406,341
  4,343,500       The Tokio Marine & Fire Insurance Co. Ltd.          35,479,567
                                                                   -------------
                  Total Japan                                        434,803,891
                                                                   -------------
                  MEXICO: 3.83%
  1,275,060       America Movil SA de C.V. ADR                        19,125,900
  2,233,160       Telefonos de Mexico SA ADR                          76,061,430
                                                                   -------------
                  Total Mexico                                        95,187,330
                                                                   -------------
                  NETHERLANDS: 1.72%
    945,000       Akzo Nobel NV                                       38,716,584
    350,000       European Aeronautic Defense and Space Co.            4,061,015
                                                                   -------------
                  Total Netherlands                                   42,777,599
                                                                   -------------
                  NEW ZEALAND: 1.47%
 19,047,466       Telecom Corp. of New Zealand Ltd.                   36,365,055
                                                                   -------------
                  Total New Zealand                                   36,365,055
                                                                   -------------
                  PORTUGAL: 1.50%
  4,689,976   @   Portugal Telecom SGPS SA                            37,121,895
                                                                   -------------
                  Total Portugal                                      37,121,895
                                                                   -------------
                  SINGAPORE: 2.29%
  3,652,191       DBS Group Holdings Ltd.                             20,834,747
  6,239,000       Oversea-Chinese Banking Corp.                       35,934,012
                                                                   -------------
                  Total Singapore                                     56,768,759
                                                                   -------------
                  SOUTH KOREA: 3.78%
  3,669,900       Korea Electric Power Corp. ADR                      31,964,829
  1,310,000       Korea Telecom ADR                                   27,300,400
  2,015,000       Pohang Iron & Steel Co. ADR                         34,557,250
                                                                   -------------
                  Total South Korea                                   93,822,479
                                                                   -------------
                  SPAIN: 8.27%
  2,873,000       Altadis SA                                          47,160,168
  4,643,533       Banco Bilbao Vizcaya Argentaria SA                  51,915,437
  3,887,800       Repsol YPF SA                                       56,299,772
  4,165,518   @   Telefonica SA                                       49,980,626
                                                                   -------------
                  Total Spain                                        205,356,003
                                                                   -------------
                  SWITZERLAND: 4.17%
     91,700       Swisscom AG                                         25,430,166
    341,676       Zurich Financial Services AG                        78,142,741
                                                                   -------------
                  Total Switzerland                                  103,572,907
                                                                   -------------
                  UNITED KINGDOM: 21.90%
    980,000       Allied Domecq PLC                                    4,982,764
  9,765,900       BAE Systems PLC                                     47,384,347
  1,265,000       BOC Group PLC                                       17,182,182
  9,121,200       British American Tobacco PLC                        79,502,247
  6,983,730       British Telecommunications PLC                      35,305,540
 43,633,700       Corus Group PLC                                     35,021,157
  4,612,212       Diageo PLC                                          45,996,626
  2,945,600       HSBC Holdings PLC                                   31,910,667
  8,158,800       Imperial Chemical Industries PLC                    38,401,436
  5,429,000       Innogy Holdings PLC                                 16,128,327
 30,391,298       Invensys PLC                                        27,814,161
 14,994,750       Marks & Spencer PLC                                 62,516,880
  1,330,000       Rolls-Royce PLC                                      2,888,478
  6,616,400       South African Breweries PLC                         40,945,627
  7,959,000       Unilever PLC                                        57,752,418
                                                                   -------------
                  Total United Kingdom                               543,732,857
                                                                   -------------
                  VENEZUELA: 0.69%
    759,700       Compania Anonima Nacional Telefonos de
                    Venezuela ADR                                     17,169,220
                                                                   -------------
                  Total Venezuela                                     17,169,220
                                                                   -------------
                  Total Common Stock (Cost $2,811,042,422)         2,360,491,607
                                                                   -------------
                  Total Long-Term Investments
                    (Cost $2,811,042,422)                          2,360,491,607
                                                                   -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                     Value
--------------------------------------------------------------------------------
                  Total Investments in Securities
                    (Cost $2,811,042,422)*              95.08%   $2,360,491,607
                  Other Assets and Liabilities-Net       4.92%      122,249,966
                                                       ------    --------------
                  Net Assets                           100.00%   $2,482,741,573
                                                       ======    ==============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                  $  124,449,595
                  Gross Unrealized Depreciation                    (575,000,410)
                                                                 --------------
                  Net Unrealized Depreciation                    $ (450,550,815)
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                       2.19%
Agriculture                                                             7.26%
Auto Parts & Equipment                                                  1.82%
Banks                                                                  12.65%
Beverages                                                               4.50%
Chemicals                                                               4.90%
Computers                                                               0.54%
Electric                                                                6.54%
Electrical Components & Equipment                                       1.15%
Food                                                                    2.34%
Holding Companies-Diversified                                           1.81%
Home Builders                                                           1.07%
Home Furnishings                                                        1.63%
Insurance                                                               4.57%
Iron/Steel                                                              2.80%
Machinery-Construction & Mining                                         1.18%
Machinery-Diversified                                                   0.91%
Miscellaneous Manufacturing                                             2.56%
Oil & Gas                                                               9.33%
Pharmaceuticals                                                         1.64%
Retail                                                                  2.52%
Telecommunications                                                     21.17%
Other Assets and Liabilities-Net                                        4.92%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMOM STOCK: 83.32%
                  BELGIUM: 1.79%
    31,050        Fortis (B)                                       $    731,711
                                                                   ------------
                  Total Belgium                                         731,711
                                                                   ------------
                  CANADA: 1.44%
    12,000        Cameco Corp.                                          268,080
    28,200        Placer Dome, Inc.                                     321,762
                                                                   ------------
                  Total Canada                                          589,842
                                                                   ------------
                  DENMARK: 2.94%
     8,000        Novo-Nordisk A/S                                      320,000
    13,200        TDC A/S                                               452,786
    25,200        TDC A/S ADR                                           433,440
                                                                   ------------
                  Total Denmark                                       1,206,226
                                                                   ------------
                  FINLAND: 2.20%
    17,440        Nokia OYJ                                             364,395
     6,800        Nokia OYJ ADR                                         139,468
    29,600        Stora Enso OYJ Class R                                355,192
     3,400        Stora Enso OYJ, Class A                                41,118
                                                                   ------------
                  Total Finland                                         900,173
                                                                   ------------
                  FRANCE: 7.82%
     6,650        Aventis SA                                            487,736
     3,800        Aventis SA ADR                                        277,970
    27,000   @    Infogrames Entertainment                              260,094
    10,700        Schneider Electric SA                                 428,080
    10,300        Societe Television Francaise 1                        231,238
     2,115        TotalFinaElf SA                                       296,764
     6,144        TotalFinaElf SA ADR                                   428,483
     8,900        Valeo SA                                              304,194
    10,536        Vivendi Universal SA ADR                              491,294
                                                                   ------------
                  Total France                                        3,205,853
                                                                   ------------
                  GERMANY: 3.72%
     2,620        Allianz AG                                            616,947
     6,889        Deutsche Bank AG                                      382,870
     1,980        Muenchener Rueckversicherungs AG                      522,697
                                                                   ------------
                  Total Germany                                       1,522,514
                                                                   ------------
                  HONG KONG: 2.35%
    14,200   @    China Mobile Hong
                  Kong Ltd. ADR                                         216,124
   580,000        Cosco Pacific Ltd.                                    304,872
 2,346,000        PetroChina Co. Ltd.                                   442,131
                                                                   ------------
                  Total Hong Kong                                       963,127
                                                                   ------------
                  IRELAND: 0.88%
    39,400   @    Ryanair Holdings PLC                                  361,471
                                                                   ------------
                  Total Ireland                                         361,471
                                                                   ------------
                  ISRAEL: 2.09%
     7,900   @    Check Point Software Technologies                     233,208
    10,100        Teva Pharmaceutical Industries ADR                    624,180
                                                                   ------------
                  Total Israel                                          857,388
                                                                   ------------
                  ITALY: 2.16%
    98,400        Banca Fideuram S.p.A.                                 606,265
    26,500        Sanpaolo IMI S.p.A.                                   278,159
                                                                   ------------
                  Total Italy                                           884,424
                                                                   ------------
                  JAPAN: 15.83%
     4,700        Advantest Corp.                                       241,626
   112,000        Bank of Yokohama Ltd.                                 398,482
    23,000        Dai Nippon Printing Co. Ltd.                          244,743
     1,800        Jafco Co. Ltd.                                        116,186
   117,000        Japan Securities Finance Co. Ltd.                     393,358
    29,000        Marui Co. Ltd.                                        392,125
    29,000        Matsushita Electric Co. Ltd.                          343,139
        28        Mitsubishi Tokyo Finance Group, Inc.                  207,924
     3,500        Murata Manufacturing Co. Ltd.                         219,348
    66,000        Nikko Cordial Corp.                                   356,000
   254,000        Nippon Steel Corp.                                    339,924
    32,000        Nomura Securities Co. Ltd.                            420,417
        33        NTT Docomo, Inc.                                      447,020
     5,700        Otsuka Kagu Ltd.                                      309,315
    33,000        Sekisui House Ltd.                                    265,519
     4,700        Shohkoh Fund                                          576,833
    17,800        Sony Corp.                                            672,520
    34,000        Tokio Marine & Fire Insurance Co. Ltd.                277,727
     6,400        Tokyo Electron Ltd.                                   262,695
                                                                   ------------
                  Total Japan                                         6,484,901
                                                                   ------------
                  NETHERLANDS: 5.22%
    11,900   @    ASML Holding NV                                       171,255
    26,000   @    ASML Holding NV ADR                                   373,880
    14,650        Koninklijke Ahold NV                                  411,911
    17,090        Royal Dutch Petroleum Co. ADR                         863,216
    16,380        TPG NV                                                320,000
                                                                   ------------
                  Total Netherlands                                   2,140,262
                                                                   ------------
                  NEW ZEALAND: 0.63%
   232,000        Fletcher Building Ltd.                                258,296
                                                                   ------------
                  Total New Zealand                                     258,296
                                                                   ------------
                  PHILIPPINES: 0.46%
   293,500        Manila Electric Co.                                   186,439
                                                                   ------------
                  Total Philippines                                     186,439
                                                                   ------------
                  SPAIN: 2.25%
    17,750        Banco Popular Espanol                                 595,503
    14,600   @    Sogecable SA                                          328,299
                                                                   ------------
                  Total Spain                                           923,802
                                                                   ------------
                  SWEDEN: 2.63%
    68,800        Europolitan Holdings AB                               412,791
    23,180        Foreningssparbanken                                   232,519
    83,922        Swedish Match AB                                      432,713
                                                                   ------------
                  Total Sweden                                        1,078,023
                                                                   ------------
                  SWITZERLAND: 8.20%
     1,210        Givaudan                                              369,963
     2,250        Nestle SA                                             466,428
    27,200        Novartis AG ADR                                     1,023,536
     9,100        Roche Holding AG                                      630,205
     3,480        Swiss Reinsurance                                     357,512
    11,028        UBS AG                                                511,368
                                                                   ------------
                  Total Switzerland                                   3,359,012
                                                                   ------------
                  TAIWAN: 1.06%
    33,700   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR       435,067
                                                                   ------------
                  Total Taiwan                                          435,067
                                                                   ------------
                  UNITED KINGDOM: 18.49%
    15,900        Barclays PLC                                          478,127
    87,100        BP PLC                                                702,243
    40,800   @    British SKY Broadcasting PLC                          456,380
    29,135        Cable & Wireless PLC                                  131,629
    75,983        Cadbury Schweppes PLC                                 472,429
    57,600        Capita Group PLC                                      363,989
   206,400        Corus Group PLC                                       165,660
    48,778        Diageo PLC                                            486,453
    24,325        GlaxoSmithKline PLC                                   653,734
    45,000        Matalan PLC                                           236,645
    39,500        Pearson PLC                                           472,251
    27,600        Pizzaexpress PLC                                      309,686
    39,400        Provident Financial PLC                               365,168
    19,900        Reckitt Benckiser PLC                                 277,524
    37,000        Reed Intl. PLC                                        302,612
    14,680        Rio Tinto PLC                                         237,994
     3,800        Rio Tinto PLC ADR                                     246,392
    15,625        Royal Bank of Scotland Group PLC                      373,390
   345,972        Vodafone Group PLC                                    799,124
     1,900        Vodafone Group PLC ADR                                 43,928
                                                                   ------------
                  Total United Kingdom                                7,575,358
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  UNITED STATES: 1.16%
     9,000   @    Mercury Interactive Corp.                        $    214,380
     5,400        Schlumberger Ltd.                                     261,468
                                                                   ------------
                  Total United States                                   475,848
                                                                   ------------
                  Total Common Stock (Cost $39,376,329)              34,139,737
                                                                   ------------
PREFERRED STOCK: 1.16%
                  GERMANY: 1.16%
     4,996        Henkel KGaA                                           295,368
     3,930        Rhoen Klinikum AG                                     179,853
                                                                   ------------
                  Total Germany                                         475,221
                                                                   ------------
                  Total Preferred Stock (Cost $473,035)                 475,221
                                                                   ------------
MUTUAL FUNDS: 5.43%
                  UNITED STATES: 5.43%
    34,600        iShares, Inc. (MSCI Germany Index Fund)               454,990
    62,200        iShares, Inc. (MSCI Japan Index Fund)                 521,858
    87,400        iShares, Inc. (MSCI United Kingdom Index Fund)      1,247,198
                                                                   ------------
                  Total Mutual Funds (Cost $2,328,022)                2,224,046
                                                                   ------------
                  Total Long-Term Investments (Cost $42,177,386)     36,839,004
                                                                   ------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.03%

                  U.S. Government Obligations: 9.03%
$2,000,000        Federal Home Loan Mortgage Corporation, 2.460,
                    due 11/01/01                                   $  2,000,000
 1,000,000        U.S. Treasury Bills, 2.260%, due 11/15/01             999,121
   700,000        U.S. Treasury Bills, 3.340%, due 11/15/01             699,091
                                                                   ------------
                                                                      3,698,212
                                                                   ------------
                  Total Short-Term Investments (Cost $3,698,212)      3,698,212
                                                                   ------------
                  Total Investments in Securities
                    (Cost$ 45,875,598)*                   98.94%   $ 40,537,216
                  Other Assets and Liabilities-Net         1.06%        433,427
                                                         ------    ------------
                  Net Assets                             100.00%   $ 40,970,643
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $46,699,283. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $    846,506
                  Gross Unrealized Depreciation                      (7,008,573)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (6,162,067)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                             1.05%
Airlines                                                                0.88%
Auto Parts & Equipment                                                  0.74%
Banks                                                                   8.44%
Beverages                                                               1.19%
Building Materials                                                      0.63%
Chemicals                                                               0.90%
Commercial Services                                                     2.23%
Diversified Financial Services                                          8.42%
Electric                                                                0.45%
Electronics                                                             1.13%
Equity Fund                                                             5.43%
Food                                                                    3.30%
Forest Products & Paper                                                 0.97%
Hand/Machine Tools                                                      1.04%
Healthcare-Services                                                     0.44%
Home Builders                                                           0.65%
Home Furnishings                                                        2.48%
Household Products/Wares                                                1.40%
Insurance                                                               4.33%
Internet                                                                0.57%
Iron/Steel                                                              1.23%
Media                                                                   5.57%
Mining                                                                  2.62%
Oil & Gas Services                                                      7.31%
Pharmaceuticals                                                         9.81%
Retail                                                                  3.05%
Semiconductors                                                          3.03%
Software                                                                1.16%
Telecommunications                                                      8.40%
Transportation                                                          0.78%
Venture Capital                                                         0.28%
Short-Term Investments                                                  9.03%
Other Assets and Liabilities, Net                                       1.06%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
                PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 83.85%
                  BELGIUM: 2.35%
    41,000        Fortis (B)                                       $    966,189
                                                                   ------------
                  Total Belgium                                         966,189
                                                                   ------------
                  CANADA: 3.18%
    19,500        Alberta Energy Co. Ltd.                               766,417
    10,700        Cameco Corp.                                          239,038
    26,600        Placer Dome, Inc.                                     303,506
                                                                   ------------
                  Total Canada                                        1,308,961
                                                                   ------------
                  DENMARK: 2.80%
     7,800        Novo-Nordisk A/S ADR                                  312,000
    17,900        TDC A/S                                               614,006
    13,200        TDC A/S ADR                                           227,040
                                                                   ------------
                  Total Denmark                                       1,153,046
                                                                   ------------
                  FINLAND: 2.93%
    17,600        Nokia OYJ                                             367,738
     6,500        Nokia OYJ ADR                                         133,315
    58,700        Stora Enso OYJ                                        704,732
                                                                   ------------
                  Total Finland                                       1,205,785
                                                                   ------------
                  FRANCE: 9.13%
    12,400        Aventis SA                                            911,772
     8,493        AXA                                                   185,628
    41,600   @    Infogrames Entertainment                              400,737
    10,700        Schneider Electric SA                                 428,081
     9,900        Societe Television Francaise 1                        222,258
     3,574        Total Fina Elf SA                                     501,483
    14,500        Valeo SA                                              495,597
    13,224        Vivendi Universal SA ADR                              616,635
                                                                   ------------
                  Total France                                        3,762,191
                                                                   ------------
                  GERMANY: 3.67%
     2,900        Allianz AG                                            682,880
     6,850        Deutsche Bank AG                                      380,702
     1,700        Muenchener Rueckversicherungs AG                      448,780
                                                                   ------------
                  Total Germany                                       1,512,362
                                                                   ------------
                  HONG KONG: 2.49%
    12,800   @    China Mobile Hong Kong Ltd. ADR                       194,816
   586,000        Cosco Pacific Ltd.                                    308,026
 2,770,000        Petrochina Co. Ltd.                                   522,039
                                                                   ------------
                  Total Hong Kong                                     1,024,881
                                                                   ------------
                  IRELAND: 2.73%
    11,400   @    Elan Corp. PLC ADR                                    520,410
    65,805   @    RyanAir Holdings PLC                                  603,721
                                                                   ------------
                  Total Ireland                                       1,124,131
                                                                   ------------
                  ISRAEL: 2.77%
     7,900   @    Check Point Software Technologies                     233,208
    14,700        Teva Pharmaceutical Industries ADR                    908,460
                                                                   ------------
                  Total Israel                                        1,141,668
                                                                   ------------
                  ITALY: 2.18%
    96,800        Banca Fideuram S.p.A.                                 596,407
    28,600        Sanpaolo IMI S.p.A.                                   300,202
                                                                   ------------
                  Total Italy                                           896,609
                                                                   ------------
                  JAPAN: 14.43%
     4,600        Advantest Corp.                                       236,485
   111,000        Bank of Yokohama Ltd.                                 394,924
    24,000        Dai Nippon Printing Co. Ltd.                          255,384
    29,000        Marui Co. Ltd.                                        392,125
    34,000        Matsushita Electric Industrial Co. Ltd.               402,301
        27        Mitsubishi Tokyo Financial Group Inc.                 200,498
     3,300        Murata Manufacturing Co. Ltd.                         206,814
    33,000        Nikko Cordial Corp.                                   178,000
   264,000        Nippon Steel Corp.                                    353,307
    55,000        Nomura Holdings Inc.                                  722,592
        32        NTT Docomo Inc.                                       433,473
     5,100        Otsuka Kagu Ltd.                                      276,756
    35,000        Sekisui House Ltd.                                    281,611
     4,700        Shohkoh Fund                                          576,833
    17,700        Sony Corp.                                            668,742
     2,700        Sony Corp. ADR                                        103,140
     6,400        Tokyo Electron Ltd.                                   262,695
                                                                   ------------
                  Total Japan                                         5,945,680
                                                                   ------------
                  NETHERLANDS: 3.32%
    11,500   @    ASML Holding NV                                       165,499
    25,100   @    ASML Holding NV ADR                                   360,938
    14,670        Koninklijke Ahold NV                                  412,473
     8,500        Royal Dutch Petroleum Co. ADR                         429,335
                                                                   ------------
                  Total Netherlands                                   1,368,245
                                                                   ------------
                  SPAIN: 2.16%
    17,500        Banco Popular Espanol                                 587,116
    13,400   @    Sogecable SA                                          301,316
                                                                   ------------
                  Total Spain                                           888,432
                                                                   ------------
                  SWEDEN: 2.18%
    70,700        Europolitan Holdings AB                               424,191
    91,800        Swedish Match AB                                      473,333
                                                                   ------------
                  Total Sweden                                          897,524
                                                                   ------------
                  SWITZERLAND: 7.38%
     1,250        Givaudan                                              382,193
     2,250        Nestle SA                                             466,428
    28,980        Novartis AG ADR                                     1,090,517
     8,700        Roche Holdings AG                                     602,504
    10,800        UBS AG                                                500,796
                                                                   ------------
                  Total Switzerland                                   3,042,438
                                                                   ------------
                  TAIWAN: 1.04%
    33,300   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR       429,903
                                                                   ------------
                  Total Taiwan                                          429,903
                                                                   ------------
                  UNITED KINGDOM: 18.30%
    56,500        BAA PLC                                               451,016
    17,900        Barclays PLC                                          538,269
    55,900        BP PLC                                                450,693
    40,100   @    British SKY Broadcasting PLC                          448,550
    34,200        Cable & Wireless PLC                                  154,512
    78,579        Cadbury Schweppes PLC                                 488,570
    88,100        Capita Group PLC                                      556,726
   258,100        Corus Group PLC                                       207,156
    48,277        Diageo PLC                                            481,456
    39,100        Pearson PLC                                           467,469
    29,600        Pizzaexpress PLC                                      332,127
    65,400        Provident Financial PLC                               606,142
    20,800        Reckitt & Benckiser PLC                               290,075
    34,600        Reed International PLC                                282,983
    20,700        Rio Tinto PLC                                         335,591
     3,600        Rio Tinto PLC ADR                                     233,424
    14,399        Royal Bank of Scotland Group PLC                      344,092
   378,000        Vodaphone Group PLC                                   873,102
                                                                   ------------
                  Total United Kingdom                                7,541,953
                                                                   ------------
                  UNITED STATES: 0.81%
     9,000   @    Mercury Interactive Corp.                             214,380
     2,500        Schlumberger Ltd.                                     121,050
                                                                   ------------
                  Total United States                                   335,430
                                                                   ------------
                  Total Common Stock (Cost $38,519,560)              34,545,428
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 1.86%
                  GERMANY: 1.86%
     4,661        Henkel KGAA                                      $    275,562
    10,700        Rhoen Klinikum AG                                     489,675
                                                                   ------------
                  Total Germany                                         765,237
                                                                   ------------
                  Total Preferred Stock (Cost $896,234)                 765,237
                                                                   ------------
MUTUAL FUNDS: 5.11%
                  UNITED STATES: 5.11%
    33,900        iShares, Inc. (MSCI Germany Index Fund)               445,785
    45,500        iShares, Inc. (MSCI Japan Index Fund)                 381,745
    89,500        iShares, Inc. (MSCI United Kingdom Index Fund)      1,277,165
                                                                   ------------
                  Total United States                                 2,104,695
                                                                   ------------
                  Total Mutual Funds (Cost $2,078,133)                2,104,695
                                                                   ------------
                  Total Long-Term Investments (Cost $41,493,927)     37,415,360
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.24%
                  U.S. Government Obligations: 8.24%
$1,300,000        Federal Home Loan Mortgage Corporation, 2.460%,
                    due 11/01/01                                      1,300,000
 2,100,000        U.S. Treasury Bills, 2.265%, due 11/15/01           2,098,150
                                                                   ------------
                                                                      3,398,150
                                                                   ------------
                  Total Short-Term Investments (Cost $3,398,150)      3,398,150
                                                                   ------------
                  Total Investments in Securities
                    (Cost $44,892,077)*                   99.06%   $ 40,813,510
                  Other Assets and Liabilities-Net         0.94%        385,485
                                                         ------    ------------
                  Net Assets                             100.00%   $ 41,198,995
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $45,273,888. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  1,550,892
                  Gross Unrealized Depreciation                      (6,011,270)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (4,460,378)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                             1.15%
Airlines                                                                1.46%
Auto Parts & Equipment                                                  1.20%
Banks                                                                   7.88%
Beverages                                                               1.17%
Chemicals                                                               0.93%
Commercial Services                                                     2.72%
Diversified Financial Services                                          8.85%
Electronics                                                             1.08%
Engineering & Construction                                              1.09%
Equity Fund                                                             5.11%
Food                                                                    3.32%
Forest Products & Paper                                                 1.71%
Hand/Machine Tools                                                      1.04%
Healthcare-Services                                                     1.19%
Home Builders                                                           0.68%
Home Furnishings                                                        2.85%
Household Products/Wares                                                1.37%
Insurance                                                               3.20%
Internet                                                                0.57%
Iron/Steel                                                              1.36%
Media                                                                   5.68%
Mining                                                                  2.70%
Oil & Gas Services                                                      6.77%
Pharmaceuticals                                                        10.55%
Retail                                                                  2.43%
Semiconductors                                                          2.96%
Software                                                                1.49%
Telecommunications                                                      8.31%
Short-Term Investments                                                  8.24%
Other Assets and Liabilities, Net                                       0.94%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.73%
                  AUSTRALIA: 2.10%
 1,186,863        Boral Ltd.                                       $  1,951,776
   531,850        Computershare Ltd.                                  1,345,628
   782,300        Mayne Nickless Ltd.                                 2,930,969
   326,500   @    Resmed, Inc. ADR                                    1,921,267
                                                                   ------------
                  Total Australia                                     8,149,640
                                                                   ------------
                  BELGIUM: 0.38%
    34,900        Omega Pharma SA                                     1,461,241
                                                                   ------------
                  Total Belgium                                       1,461,241
                                                                   ------------
                  CANADA: 6.77%
   249,800        Abitibi-Consolidated, Inc.                          1,527,010
    31,400   @    Angiotech Pharmaceuticals, Inc.                     1,497,780
    60,700   @    Ballard Power Systems, Inc.                         1,629,795
   217,400   @    Cott Corp.                                          3,052,296
   111,400        Finning International, Inc.                         1,242,614
   166,100   @    Global Thermoelectric, Inc.                           861,484
   144,400        Industrial-Alliance Life Insurance Co.              3,603,630
    78,100   @    Penn West Petroleum Ltd.                            1,953,977
   200,500        Petro-Canada                                        5,161,599
   235,800        Teck Cominco Ltd.                                   1,530,590
   294,900   @    Tesco Corp.                                         1,830,580
   461,900   @    Turbo Genset, Inc.                                    939,404
   143,100   @    Westjet Airlines Ltd.                               1,487,995
                                                                   ------------
                  Total Canada                                       26,318,754
                                                                   ------------
                  DENMARK: 5.64%
   107,400        Carlsberg A/S                                       4,566,128
    43,600        Coloplast A/S                                       3,185,980
    95,100        Danisco A/S                                         3,514,820
    71,300   @    ISS A/S                                             3,358,577
    57,100        NEG Micon A/S                                       1,558,640
   130,000        Novozymes A/S                                       2,622,171
    98,800        Vestas Wind
                  Systems A/S                                         3,102,640
                                                                   ------------
                  Total Denmark                                      21,908,956
                                                                   ------------
                  FINLAND: 1.79%
   392,000        Perlos OYJ                                          3,910,159
   537,200        Sonera OYJ                                          3,053,725
                                                                   ------------
                  Total Finland                                       6,963,884
                                                                   ------------
                  FRANCE: 8.46%
    68,100        Altran Technologies SA                              3,123,879
    54,400   @    Atos Origin                                         3,963,335
    68,300        Bouygues Offshore                                   2,386,649
    77,200   @    Business Objects SA                                 2,145,619
    95,600        CNP Assurances                                      2,957,966
    55,900        Ingenico                                            1,204,188
    36,300        Pechiney SA                                         1,665,151
    26,000        Pernod-Ricard                                       1,818,237
    51,600        Rexel SA                                            2,538,715
    36,083        Technip-Coflexip SA                                 4,076,328
    78,400   @    UBI Soft Entertainment                              2,664,832
    39,000        Union du Credit-Bail Immobilier                     2,018,770
    38,600        Vinci SA                                            2,326,157
                                                                   ------------
                  Total France                                       32,889,826
                                                                   ------------
                  GERMANY: 3.22%
    59,360        Altana AG                                           2,776,349
    33,500        AMB Generali Holding AG                             3,600,722
    32,500        Epcos AG                                            1,398,464
    47,300        Gehe AG                                             1,769,829
    48,400        Stada Arzneimittel AG                               1,340,828
    60,000        Tecis Holding AG                                    1,629,803
                                                                   ------------
                  Total Germany                                      12,515,995
                                                                   ------------
                  GREECE: 0.47%
   134,900        Coca Cola Hellenic Bottling Company SA              1,822,463
                                                                   ------------
                  Total Greece                                        1,822,463
                                                                   ------------
                  HONG KONG: 1.32%
   999,000        Cheung Kong Infrastructure Holdings Ltd.            1,620,173
 2,164,000        China Resources Enterprise                          2,164,000
 1,628,000        Hang Lung Development Co.                           1,367,103
                                                                   ------------
                  Total Hong Kong                                     5,151,276
                                                                   ------------
                  INDIA: 1.60%
   114,600        Dr. Reddy's Laboratories Ltd. ADR                   2,853,540
    55,500   X    Infosys Technologies Ltd. Warrants                  3,370,361
                                                                   ------------
                  Total India                                         6,223,901
                                                                   ------------
                  IRELAND: 2.82%
 1,186,900        Anglo Irish Bank Corp. PLC                          3,597,666
   265,100        Irish Life & Permanent PLC                          2,782,427
   152,800   @    Riverdeep Group PLC ADR                             2,835,968
   182,000   @    Ryanair Holdings PLC                                1,669,738
    83,980   @    Tullow Oil PLC                                         94,548
                                                                   ------------
                  Total Ireland                                      10,980,347
                                                                   ------------
                  ISRAEL: 0.42%
    38,500   @    Taro Pharmaceuticals Industries                     1,620,850
                                                                   ------------
                  Total Israel                                        1,620,850
                                                                   ------------
                  ITALY: 3.56%
   259,500        Autogrill S.p.A.                                    2,077,324
 2,282,800        Parmalat Finanziaria S.p.A.                         6,098,193
   110,500        Recordati S.p.A.                                    2,065,307
   728,300        Saipem S.p.A.                                       3,596,330
                                                                   ------------
                  Total Italy                                        13,837,154
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                  JAPAN: 15.19%
     6,320   (1)  Bellsystem 24, Inc.                               $ 2,588,959
    81,000   (1)  Capcom Co. Ltd.                                     2,214,289
   359,000        Central Glass Co. Ltd.                              1,942,283
    82,000        Credit Saison Co. Ltd.                              1,960,586
    69,000        Daiichi Pharmaceutical Co. Ltd.                     1,618,793
    77,500        FamilyMart                                          1,587,376
    18,200        Goldcrest Co. Ltd.                                  1,027,737
    29,500   (1)  Hirose Electric Co. Ltd.                            2,161,737
    49,400   (1)  Hokuto Corporation                                  2,136,521
   150,000        Isetan Co. Ltd.                                     1,594,924
   268,000        JSR Corp.                                           1,635,840
   172,000        Kaneka Corp.                                        1,191,628
 1,465,000        Kawasaki Steel Corp.                                1,470,439
   720,000   (1)  Keio Electric Railway Co. Ltd.                      4,148,027
    59,000        Kyorin Pharmaceutical Co. Ltd.                      1,588,804
   573,000        Mitsui O.S.K. Lines Ltd.                            1,379,371
   163,500   (1)  Mitsumi Electric Co. Ltd.                           1,981,293
    35,700        Nichii Gakkan Company                               1,791,628
    54,800   (1)  Nippon System Development Co. Ltd.                  2,812,779
    53,300        Nitto Denko Corp.                                     904,680
    10,000   (1)  Obic Co. Ltd.                                       2,203,272
   149,000        Onward Kashiyama Co. Ltd.                           1,484,589
    72,900        Ryohin Keikaku Co. Ltd.                             1,737,060
   146,000   @    Sega Corp.                                          2,841,487
   187,100   (1)  Shikoku Electric Power Co., Inc.                    3,152,813
    41,900   (1)  Shimamura Co. Ltd.                                  2,519,915
   162,000        Shiseido Co. Ltd.                                   1,600,898
   183,000        Sumitomo Realty & Development                       1,242,450
   165,000   (1)  Taiyo Yuden Co. Ltd.                                2,229,712
   172,200   (1)  THK Co. Ltd.                                        2,298,904
                                                                   ------------
                  Total Japan                                        59,048,794
                                                                   ------------
                  NETHERLANDS: 1.47%
    62,100        IHC Caland NV                                       3,097,205
   109,500        Moolen Holding (van Der)                            2,634,600
                                                                   ------------
                  Total Netherlands                                   5,731,805
                                                                   ------------
                  NORWAY: 4.27%
   168,200        Gjensidige NOR Sparebank                            4,715,429
   501,300        Smedvig A/S                                         3,661,303
   237,700   @    Tandberg ASA                                        4,260,048
   282,400   @    TGS Nopec Geophysical Co. ASA                       3,966,426
                                                                   ------------
                  Total Norway                                       16,603,206
                                                                   ------------
                  SINGAPORE: 0.50%
 1,718,000        Singapore Technologies Engineering Ltd.             1,941,296
                                                                   ------------
                  Total Singapore                                     1,941,296
                                                                   ------------
                  SOUTH AFRICA: 0.78%
   318,800        Gold Fields Ltd.                                    1,428,968
   271,300        Harmony Gold Mining Co. Ltd. ADR                    1,589,818
                                                                   ------------
                  Total South Africa                                  3,018,786
                                                                   ------------
                  SPAIN: 5.83%
   115,700        Acciona SA                                          4,109,579
    50,800        Acerinox SA                                         1,589,626
   172,100        Altadis SA                                          2,825,014
   676,500        Corporacion Mapfre Compania Internacional
                    de Reaseguros                                     3,693,459
   117,200        Fomento de Construcciones Y Contratas SA            2,524,701
   340,000        Grupo Dragados SA                                   4,125,416
   169,100   @    Sogecable SA                                        3,802,423
                                                                   ------------
                  Total Spain                                        22,670,218
                                                                   ------------
                  SWEDEN: 2.41%
    16,175   @    Karo Bio AB                                           503,436
    46,800   @    PerBio Science AB                                     623,011
   228,300        Svenska Cellulosa AB                                5,158,040
   599,100        Swedish Match AB                                    3,089,042
                                                                   ------------
                  Total Sweden                                        9,373,529
                                                                   ------------
                  SWITZERLAND: 4.18%
     3,000        Disetronic Holding AG                               2,265,639
     8,200        Givaudan                                            2,507,185
   176,700   @    Logitech International SA                           5,402,678
     4,500        Lonza AG                                            2,586,681
     5,320        Synthes-Stratec, Inc.                               3,487,458
                                                                   ------------
                  Total Switzerland                                  16,249,641
                                                                   ------------
                  UNITED KINGDOM: 21.66%
   200,000        Alliance Unichem PLC                                1,547,126
   319,600        Allied Domecq PLC                                   1,624,991
   816,400        Amey PLC                                            3,658,763
   960,700        BBA Group PLC                                       3,063,363
   554,600        British Energy PLC                                  1,961,801
    94,000   @    Cambridge Antibody Technology Group PLC             2,296,836
   633,800        Capita Group PLC                                    4,005,140
   532,500   @    Eidos PLC                                           1,639,954
 1,236,000        Electronics Boutique PLC                            2,028,958
   802,200        FKI PLC                                             1,794,649
   958,500   @    Friends Provident PLC                               2,548,117
   543,400        Iceland Group PLC                                   1,172,255
   773,200        Innogy Holdings PLC                                 2,297,002
   556,300   @    International Power PLC                             1,785,984
   149,600        Johnson Matthey PLC                                 1,970,042
 5,231,100        Kidde PLC                                           4,179,573
   463,500        Matalan PLC                                         2,437,443
 2,038,400        MFI Furniture PLC                                   3,286,916
 1,108,767        Morrison (Wm.) Supermarkets PLC                     3,253,628
   397,200        Nestor Healthcare Group PLC                         3,043,742
   187,100        Next PLC                                            2,361,945
   528,900        Northern Rock PLC                                   4,417,917
   250,900   @    Oxford Glycosciences PLC                            1,640,172
   630,600        Pace Micro Technology PLC                           2,949,755
 2,669,300   @    PHS Group PLC                                       3,315,429
   200,000   @    Powderject Pharmaceuticals                          1,217,363
   276,300        Rexam PLC                                           1,473,069
   670,300        Safeway PLC                                         3,408,109
   267,977        Severn Trent Water PLC                              2,777,587
 2,227,600   @    Skyepharma PLC                                      1,731,279
   398,000        Smith & Nephew PLC                                  2,236,091
   175,800        Smiths Group PLC                                    1,741,724
   158,900   @    Stolt Offshore SA ADR                               1,263,255
   452,800        United Utilities PLC                                4,091,410
                                                                   ------------
                  Total United Kingdom                               84,221,388
                                                                   ------------
                  UNITED STATES: 0.89%
   113,800   @    Utstarcom, Inc.                                     2,672,024
   103,700   @    Xoma Ltd.                                             774,639
                                                                   ------------
                  Total United States                                 3,446,663
                                                                   ------------
                  Total Common Stock (Cost $392,627,113)            372,149,613
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
----------                                                         ------------
PREFERRED STOCK: 1.15%
                  GERMANY: 1.15%
    75,600        Henkel KGaA                                      $  4,469,534
                                                                   ------------
                  Total Germany                                       4,469,534
                                                                   ------------
                  Total Preferred Stock (Cost $4,520,907)             4,469,534
                                                                   ------------
                  Total Long-Term Investments (Cost $397,148,020)   376,619,147
                                                                   ------------
                  Total Investments in Securities
                    (Cost $ 397,148,020)*                 96.88%   $376,619,147
                  Other Assets and Liabilities-Net         3.12%     12,134,382
                                                         ------    ------------
                  Net Assets                             100.00%   $388,753,529
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
(1) Security is designated as collateral for forward foreign currency contracts.
X Fair value as determined by Pilgrim Valuation Committee as appointed by the Fund's Board of Directors.
* Cost for federal income tax purposes is $403,586,605. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $ 26,247,210
                  Gross Unrealized Depreciation                     (53,214,668)
                                                                   ------------
                  Net Unrealized Depreciation                      $(26,967,458)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                             2.07%
Airlines                                                                0.81%
Apparel                                                                 0.38%
Applications Software                                                   0.87%
Banks                                                                   3.28%
Beverages                                                               3.31%
Biotechnology                                                           2.05%
Building Materials                                                      1.00%
Chemicals                                                               2.27%
Commercial Services                                                     7.44%
Computers                                                               3.63%
Cosmetics/Personal Care                                                 0.41%
Diversified Financial Services                                          2.32%
Electric                                                                2.37%
Electrical Components & Equipment                                       1.44%
Electronics                                                             3.16%
Energy-Alternate Sources                                                0.42%
Engineering & Construction                                              6.13%
Food                                                                    4.49%
Forest Products & Paper                                                 1.72%
Hand/Machine Tools                                                      0.91%
Healthcare-Products                                                     2.79%
Healthcare-Services                                                     0.78%
Holding Companies-Diversified                                           0.56%
Home Furnishings                                                        1.60%
Household Products/Wares                                                1.15%
Insurance                                                               4.22%
Iron/Steel                                                              0.79%
Machinery-Diversified                                                   0.22%
Media                                                                   0.98%
Mining                                                                  1.60%
Miscellaneous Manufacturing                                             1.70%
Oil & Gas                                                               1.85%
Oil & Gas Services                                                      4.30%
Packaging & Containers                                                  0.38%
Pharmaceuticals                                                         6.65%
Real Estate                                                             1.45%
Retail                                                                  4.20%
Semiconductors                                                          1.01%
Software                                                                3.68%
Telecommunications                                                      2.57%
Toys/Games/Hobbies                                                      0.73%
Transportation                                                          1.42%
Water                                                                   1.77%
Other Assets and Liabilities, Net                                       3.12%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMMON STOCK: 95.22%
                  BELGIUM: 1.76%
    90,900        Fortis (B)                                       $  2,142,111
                                                                   ------------
                  Total Belgium                                       2,142,111
                                                                   ------------
                  BERMUDA: 0.52%
    63,000   @    Asia Global Crossing Ltd.                              54,180
 2,600,000   @    Euro-Asia Agricultural Holdings Co. Ltd.              580,000
                                                                   ------------
                  Total Bermuda                                         634,180
                                                                   ------------
                  BRAZIL: 6.30%
    22,360        Brasil Telecom Participacoes SA ADR                   626,080
   133,402        Cia Paranaense de Energia ADR                         640,330
    36,075        Companhia de Bebidas das Americas ADR                 585,858
    34,660        Empresa Bras de Aeronautica ADR                       594,766
    79,560        Gerdau SA ADR                                         541,008
   139,860        Petroleo Brasileiro SA ADR                          2,685,312
    86,230        Souza Cruz SA                                         395,726
    70,459        Tele Norte Leste Participacoes SA ADR                 715,863
    18,965        Telemig Celular Participacoes SA ADR                  454,591
    28,400        Votorantim Celulose e Papel SA ADR                    411,800
                                                                   ------------
                  Total Brazil                                        7,651,334
                                                                   ------------
                  CHILE: 1.31%
    20,000        Cervecerias Unidas SA (CIA) ADR                       316,400
    48,450   @    Compania Telecomunicaciones de Chile SA ADR           499,035
    88,500        Empresa Nacional de Electricidad SA/Chile ADR         769,950
                                                                   ------------
                  Total Chile                                         1,585,385
                                                                   ------------
                  CHINA: 1.61%
 2,240,000        Beijing Capital Intl. Airport Co. Ltd.                548,513
 3,100,000        Beijing North Star Co.                                635,897
 4,960,000        China Petroleum & Chemical Corp.                      769,436
                                                                   ------------
                  Total China                                         1,953,846
                                                                   ------------
                  GREECE: 0.27%
     1,200        Alpha Bank A.E.                                        21,652
     1,700        Coca Cola Hellenic Bottling Co. SA                     22,967
     3,500        Cosmote Mobile Communications SA                       32,299
    13,900        Hellenic Telecommunications Organization SA           225,042
     1,000        National Bank Of Greece SA                             25,652
                                                                   ------------
                  Total Greece                                          327,612
                                                                   ------------
                  HONG KONG: 4.44%
   840,900   @    China Mobile Hong Kong Ltd.                         2,549,652
   430,000   @    China Unicom                                          402,436
   700,000        CNOOC Ltd.                                            686,538
 1,800,000        Denway Motors Ltd.                                    600,000
 1,160,000        Huaneng Power Intl., Inc.                             713,846
 1,400,000        Yanzhou Coal Mining Co. Ltd.                          435,256
                                                                   ------------
                  Total Hong Kong                                     5,387,728
                                                                   ------------
                  HUNGARY: 1.27%
    29,500        Opt Bank Rt. GDR                                    1,547,275
                                                                   ------------
                  Total Hungary                                       1,547,275
                                                                   ------------
                  INDIA: 3.82%
    93,700        HCL Technologies Ltd.                                 320,794
   120,000        Hindustan Lever Ltd.                                  538,487
   240,000        Larsen & Toubro Ltd.                                  825,661
   330,000        Mahanagar Telephone Nigam                             891,186
    65,000        Ranbaxy Laboratories Ltd. GDR                       1,056,250
   188,000        Reliance Industries Ltd.                            1,000,525
                                                                   ------------
                  Total India                                         4,632,903
                                                                   ------------
                  ISRAEL: 1.78%
    35,000        Teva Pharmaceutical Industries ADR                  2,163,000
                                                                   ------------
                  Total Israel                                        2,163,000
                                                                   ------------
                  ITALY: 0.36%
    56,800        Mediolanum S.p.A.                                     439,874
                                                                   ------------
                  Total Italy                                           439,874
                                                                   ------------
                  JAPAN: 4.79%
   139,000        Marui Co. Ltd.                                      1,879,497
   213,000        Nomura Holdings, Inc.                               2,798,401
    30,200        Sony Corp.                                          1,141,018
                                                                   ------------
                  Total Japan                                         5,818,916
                                                                   ------------
                  MALAYSIA: 4.89%
   356,000        Gamuda Bhd                                            417,832
   316,000        Genting Bhd                                           773,368
   578,399        MAA Holdings Bhd                                      602,753
   580,000        Malayan Banking Berhad                              1,083,684
   225,000        Nestle (Malaysia) Berhad                            1,190,132
   730,000        Sime Darby Bhd                                        837,579
   450,000        Tenaga Nasional Bhd                                 1,024,342
                                                                   ------------
                  Total Malaysia                                      5,929,690
                                                                   ------------
                  MEXICO: 8.28%
   233,200        Alfa SA                                               208,273
    59,510        America Movil SA de C.V. ADR                          892,650
    45,335        Cemex SA ADR                                        1,042,705
    12,825        Coca-Cola Femsa SA ADR                                257,654
    16,050        Fomento Economico Mexicano SA ADR                     497,550
 1,208,000   @    Grupo Financiero BBVA Bancomer                        914,697
   153,800   @    Grupo Financiero Inbursa SA                           381,555
   229,900   @    Grupo Iusacell S.A de C.V. ADR                        600,039
   259,000        Grupo Modelo SA                                       595,049
    29,100   @    Grupo Televisa SA ADR                                 886,095
    78,560        Telefonos de Mexico SA ADR                          2,675,754
    15,910        TV Azteca SA DE C.V. ADR                               76,686
   429,400        Walmart de Mexico/Mexico City                       1,023,594
                                                                   ------------
                  Total Mexico                                       10,052,301
                                                                   ------------
                  NETHERLANDS: 1.50%
   126,580   @    ASML Holding NV                                     1,821,637
                                                                   ------------
                  Total Netherlands                                   1,821,637
                                                                   ------------
                  PERU: 0.78%
    47,000        Buenaventura SA ADR                                   952,220
                                                                   ------------
                  Total Peru                                            952,220
                                                                   ------------
                  POLAND: 2.08%
    90,000        Bank Polska Kasa Opieki SA GDR                      1,637,100
   242,100        Telekomunikacja Polska SA GDR                         883,665
                                                                   ------------
                  Total Poland                                        2,520,765
                                                                   ------------
                  RUSSIA: 5.13%
    41,000        Lukoil-Holding ADR                                  1,807,075
    45,000   @    Mobile Telesystems ADR                              1,274,400
   165,000        Surgutneftegaz ADR                                  2,083,125
   110,000   @    Unified Energy System GDR                           1,067,000
                                                                   ------------
                  Total Russia                                        6,231,600
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  SOUTH AFRICA: 8.18%
    403,000       ABSA Group Ltd.                                  $  1,417,774
     27,500       Anglo American Platinum Corp.                         898,109
  1,800,000       FirstRand Ltd.                                      1,461,050
    100,000       Nedcor Ltd.                                         1,424,174
    899,286       Pick'n Pay Stores Ltd.                              1,057,754
    989,000       Sanlam Ltd.                                           922,237
    155,000       Sappi Ltd.                                          1,445,367
    150,000       Sasol Ltd.                                          1,308,142
                                                                   ------------
                  Total South Africa                                  9,934,607
                                                                   ------------
                  SOUTH KOREA: 17.02%
     10,000       Cheil Communications, Inc.                            890,782
     57,000       Daishin Securities Co.                                514,369
     32,000   X   H & CB                                                789,713
     12,000       Hankuk Electric Glass                                 599,535
    130,000       Hotel Shilla Co.                                      638,420
     91,000   X   Kookmin Bank/Old                                    1,330,813
    118,000       Korea Electric Power Corp.                          1,864,601
     31,980       Korea Electric Power Corp. ADR                        278,546
     63,300       Korea Telecom ADR                                   1,319,172
    320,000       Korean Air Co. Ltd.                                 1,166,228
     12,000       Nong Shim Co. Ltd.                                    543,765
     40,000       Samsung Electro-Mechanics                             898,528
     44,500       Samsung Electronics                                 5,980,442
     61,000       Samsung Securities Co. Ltd.                         1,585,244
      9,250       Shinsegae Co. Ltd.                                    658,462
      8,430       SK Telecom                                          1,603,071
                                                                   ------------
                  Total South Korea                                  20,661,691
                                                                   ------------
                  SWITZERLAND: 3.01%
     66,160       Novartis AG                                         2,473,971
     17,010       Roche Holding AG                                    1,177,999
                                                                   ------------
                  Total Switzerland                                   3,651,970
                                                                   ------------
                  TAIWAN: 5.89%
    428,825       Asustek Computer, Inc. GDR                          1,479,446
        416   #   China Steel Corp. ADR                                   3,267
    180,500       HON HAI Precision Industry GDR                      1,416,925
     15,612   #   HON HAI Precision Industry GDR                        122,554
      9,500       Synnex Technology Intl. Corp. GDR                      33,250
    257,256   @   Taiwan Semiconductor Manufacturing Co. Ltd. ADR     3,321,175
     58,335   @   United Microelectronics ADR                           332,510
     56,000       Via Technologies, Inc.                                139,594
    102,000   @   Yageo Corp. GDR                                       300,900
                                                                   ------------
                  Total Taiwan                                        7,149,621
                                                                   ------------
                  THAILAND: 2.35%
    735,000       Advanced Info Service Public Co. Ltd.                 682,230
    700,000   @   Land & House Pub Co. Ltd.                             524,491
     45,000   @   Siam Cement                                           487,139
  3,107,000   @   Thai Farmers Bank                                   1,163,996
                                                                   ------------
                  Total Thailand                                      2,857,856
                                                                   ------------
                  TURKEY: 2.62%
 52,000,000       Anadolu Efes Biracilik Ve Malt Sanayii AS           1,026,959
 35,833,332       KOC Holding AS                                        640,282
185,333,327       Sabanci Holding                                       592,602
 83,333,338       Turkcell Iletisim Hizmet AS                           412,748
276,750,000       Yapi VE Kredi Bankasi                                 503,182
                                                                   ------------
                  Total Turkey                                        3,175,773
                                                                   ------------
                  UNITED KINGDOM: 5.26%
    128,000       Pearson PLC                                         1,530,333
    183,900       Provident Financial PLC                             1,704,428
    219,000       South African Breweries PLC                         1,362,551
    774,500       Vodafone Group PLC                                  1,788,936
                                                                   ------------
                  Total United Kingdom                                6,386,248
                                                                   ------------
                  Total Common Stock (Cost $136,889,698)            115,610,143
                                                                   ------------
PREFERRED STOCK: 1.96%
                  BRAZIL: 1.96%
 17,140,054       Banco Itau SA                                       1,087,905
     25,939       CVRD -- Companhia Vale do Rio Doce                    540,572
 31,000,100       Eletropaulo Metropolitana de Sao Paulo SA             746,779
                                                                   ------------
                  Total Brazil                                        2,375,256
                                                                   ------------
                  Total Preferred Stock (Cost $2,853,393)             2,375,256
                                                                   ------------
                  Total Long-Term Investments (Cost $139,743,091)   117,985,399
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.80%
                  Commercial Paper: 1.57%
$1,900,000        FHLMC Discount Note, 3.530% due 11/01/01         $  1,900,000
                                                                   ------------
                  U.S. Government Obligations: 1.23%
 1,500,000        United States Treasury Bill, 2.260%,
                    due 11/15/2001                                    1,498,682
                                                                   ------------
                  Total Short-Term Investments (Cost $3,398,682)      3,398,682
                                                                   ------------
                  Total Investments in Securities
                    (Cost $143,141,773)*                  99.98%   $121,384,081
                  Other Assets and Liabilities-Net         0.02%         29,466
                                                         ------    ------------
                  Net Assets                             100.00%   $121,413,547
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
X Fair value as determined by Pilgrim Valuation Committee as appointed by the Fund's Board of Directors.
* Cost for federal income tax purposes is $144,715,268. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  5,536,492
                  Gross Unrealized Depreciation                     (28,867,679)
                                                                   ------------
                  Net Unrealized Depreciation                      $(23,331,187)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Advertising                                                             0.73%
Aerospace/Defense                                                       0.49%
Agriculture                                                             0.80%
Airlines                                                                0.96%
Auto Manufacturers                                                      0.49%
Banks                                                                   9.91%
Beverages                                                               3.84%
Building Materials                                                      1.27%
Chemicals                                                               0.82%
Computers                                                               2.23%
Diversified Financial Services                                          9.47%
Electric                                                                5.85%
Electrical Components & Equipment                                       0.25%
Electronics                                                             6.44%
Engineering & Construction                                              0.80%
Food                                                                    1.44%
Forest Products & Paper                                                 1.53%
Holding Companies-Diversified                                           2.56%
Home Builders                                                           0.43%
Home Furnishings                                                        0.94%
Household Products/Wares                                                0.44%
Insurance                                                               1.62%
Iron/Steel                                                              0.45%
Lodging                                                                 1.16%
Media                                                                   2.05%
Mining                                                                  2.33%
Oil & Gas                                                               7.69%
Pharmaceuticals                                                         5.67%
Real Estate                                                             0.52%
Retail                                                                  3.80%
Semiconductors                                                          4.62%
Software                                                                0.26%
Telecommunications                                                     15.32%
Short-Term Investments                                                  2.80%
Other Assets and Liabilities, Net                                       0.02%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Global
Communications
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMMON STOCK: 102.11%
                  CANADA: 1.68%
    45,300        Nortel Networks Corp.                            $    263,193
                                                                   -------------
                  Total Canada                                          263,193
                                                                   ------------
                  FINLAND: 4.78%
    35,850        Nokia OYJ                                             749,058
                                                                   ------------
                  Total Finland                                         749,058
                                                                   ------------
                  GERMANY: 3.86%
    39,100        Deutsche Telekom                                      604,546
                                                                   ------------
                  Total Germany                                         604,546
                                                                   ------------
                  HONG KONG: 1.13%
    58,220   @    China Mobile Hong Kong Ltd.                           176,526
                                                                   ------------
                  Total Hong Kong                                       176,526
                                                                   ------------
                  JAPAN: 3.02%
        35        NTT Docomo, Inc.                                      474,112
                                                                   ------------
                  Total Japan                                           474,112
                                                                   ------------
                  NETHERLANDS: 2.19%
    14,800   @    Equant NV                                             153,752
     6,700        STMicroelectronics NV                                 189,226
                                                                   ------------
                  Total Netherlands                                     342,978
                                                                   ------------
                  SINGAPORE: 1.40%
    11,000   @    Flextronics Intl. Ltd.                                218,900
                                                                   ------------
                  Total Singapore                                       218,900
                                                                   ------------
                  SPAIN: 1.13%
    14,700   @    Telefonica SA                                         176,380
                                                                   ------------
                  Total Spain                                           176,380
                                                                   ------------
                  UNITED KINGDOM: 11.24%
   177,342   @    Colt Telecom Group PLC                                302,709
    21,290        Logica PLC                                            230,104
   532,154        Vodafone Group PLC                                  1,229,166
                                                                   ------------
                  Total United Kingdom                                1,761,979
                                                                   ------------
                  UNITED STATES: 71.68%
     2,200        Alltel Corp.                                          125,708
    18,430   @    Amdocs Ltd.                                           481,207
    38,100   @    Applied Micro Circuits Corp.                          420,243
     9,500   @    AT&T Wireless Services, Inc.                          137,180
    31,780   @    CIENA Corp.                                           516,743
    31,500   @    Cisco Systems, Inc.                                   532,980
     8,000   @    Comverse Technology, Inc.                             150,480
    22,140   @    Convergys Corp.                                       622,134
    10,040   @    CSG Systems Intl.                                     313,850
    25,200   @    Extreme Networks                                      294,588
    39,060   @    JDS Uniphase Corp.                                    312,089
    36,210   @    Juniper Networks, Inc.                                807,121
    31,500        Lucent Technologies, Inc.                             211,050
    52,100   @    Micromuse, Inc.                                       481,925
    20,100   @    Micron Technology, Inc.                               457,476
     9,800        Motorola, Inc.                                        160,426
    28,000   @    Nextel Communications, Inc.                           222,600
    32,260   @    Openwave Systems, Inc.                                249,370
    25,240   @    PMC - Sierra, Inc.                                    409,645
     9,050        Qwest Communications Intl.                            117,198
    17,940   @    RF Micro Devices, Inc.                                366,694
    28,400   @    Riverstone Networks, Inc.                             361,248
    26,800   @    Sanmina Corp.                                         405,752
    18,600        Scientific-Atlanta, Inc.                              388,182
    18,990   @    Sprint Corp. (PCS Group)                              423,477
    28,660   @    Sycamore Networks, Inc.                               126,391
    20,900        Texas Instruments, Inc.                               584,991
    38,220   @    Vitesse Semiconductor Corp.                           360,797
    45,800   @    WorldCom, Inc.                                        616,010
    18,900   @    Xilinx, Inc.                                          574,938
                                                                   ------------
                  Total United States                                11,232,493
                                                                   ------------
                  Total Common Stock (Cost $32,253,212)              16,000,165
                                                                   ------------
                  Total Investments in Securities
                    (Cost $32,253,212)*                  102.11%   $ 16,000,165
                  Other Assets and Liabilities-Net        -2.11%       (329,989)
                                                         ------    ------------
                  Net Assets                             100.00%   $ 15,670,176
                                                         ======    ============

@    Non-income producing security
* Cost for federal income tax purposes is $45,913,485. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $    147,711
                  Gross Unrealized Depreciation                     (30,061,031)
                                                                   ------------
                  Net Unrealized Depreciation                      $(29,913,320)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Global
Communications
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Commercial Services                                                      3.96%
Computers                                                                2.45%
Electronics                                                              3.99%
Internet                                                                 3.90%
Semiconductors                                                          19.13%
Software                                                                 5.08%
Telecommunications                                                      63.60%
Other Assets and Liabilities, Net                                       -2.11%
                                                                       ------
Net Assets                                                             100.00%
                                                                       ======

                 See Accompanying Notes to Financial Statements

Pilgrim Global
Information
Technology
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK 98.09%
                  CANADA: 2.66%
    32,100   @    Celestica Inc.                                   $  1,101,672
                                                                   ------------
                  Total Canada                                        1,101,672
                                                                   ------------
                  IRELAND: 1.31%
    33,105   @    SmartForce PLC ADR                                    544,908
                                                                   ------------
                  Total Ireland                                         544,908
                                                                   ------------
                  ISRAEL: 2.00%
    28,100   @    Check Point Software Technologies                     829,512
                                                                   ------------
                  Total Israel                                          829,512
                                                                   ------------
                  JAPAN: 0.91%
        13        NTT Data Corp.                                         56,755
        13        NTT Docomo, Inc.                                      176,099
     3,800        Sony Corp.                                            143,572
                                                                   ------------
                  Total Japan                                           376,426
                                                                   ------------
                  UNITED KINGDOM: 5.57%
    48,310   @    Amdocs Ltd.                                         1,261,374
   124,692        CMG PLC                                               397,026
    60,044        Logica PLC                                            648,961
                                                                   ------------
                  Total United Kingdom                                2,307,361
                                                                   ------------

                  UNITED STATES: 85.64%
    41,100   @    Activision, Inc.                                    1,485,765
    72,300   @    Advanced Micro Devices                                711,432
    36,400   @    Analog Devices, Inc.                                1,383,200
    26,575   @    AOL Time Warner, Inc.                                 829,406
    37,700   @    Broadcom Corp.                                      1,297,257
    71,600   @    Brocade Communications System                       1,757,780
    35,518   @    CIENA Corp.                                           577,523
    95,982   @    Cisco Systems, Inc.                                 1,624,015
    12,293   @    Computer Sciences Corp.                               441,442
    24,009   @    Convergys Corp.                                       674,653
    23,500   @    Electronic Arts, Inc.                               1,209,310
    36,500        Electronic Data Systems Corp.                       2,349,505
    30,271        Intel Corp.                                           739,218
    23,592        International Business Machines Corp.               2,549,587
    63,300   @    Jabil Circuit, Inc.                                 1,341,960
    90,388   @    JDS Uniphase Corp.                                    722,200
     6,000   @    Lucent Technologies, Inc.                              40,200
    43,700   @    Micromuse, Inc.                                       404,225
    61,440   @    Micron Technology, Inc.                             1,398,374
    36,644   @    Microsoft Corp.                                     2,130,849
    42,300   @    Nvidia Corp.                                        1,812,978
    33,979   @    Openwave Systems, Inc.                                262,658
    41,692   @    Oracle Corp.                                          565,343
    56,502   @    RF Micro Devices, Inc.                              1,154,901
    25,000   @    SAFLINK Corp.                                           6,500
    79,000   @    Sanmina Corp.                                       1,196,060
   123,116   @    Sun Microsystems, Inc.                              1,249,627
    29,800   @    THQ, Inc.                                           1,484,040
    64,700        Texas Instruments, Inc.                             1,810,953
    51,840   @    Veritas Software Corp.                              1,471,219
    87,500   @    Vitesse Semiconductor Corp.                           826,000
                                                                   ------------
                  Total United States                                35,508,180
                                                                   ------------
                  Total Common Stock (Cost $62,998,154)              40,668,059
                                                                   ------------
                  Total Investments in Securities
                    (Cost $62,998,154)*                   98.09%   $ 40,668,059
                  Other Assets and Liabilities-Net         1.91%        793,238
                                                         ------    ------------
                  Net Assets                             100.00%   $ 41,461,297
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $72,944,089. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  1,447,428
                  Gross Unrealized Depreciation                     (33,723,458)
                                                                   ------------
                  Net Unrealized Depreciation                      $(32,276,030)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim Global
Information
Technology
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Commercial Services                                                      1.63%
Computers                                                               26.21%
Electronics                                                              8.79%
Home Furnishings                                                         0.35%
Internet                                                                 2.63%
Media                                                                    2.00%
Semiconductors                                                          24.07%
Software                                                                18.87%
Telecommunications                                                      13.54%
Other Asset and Liabilities, Net                                         1.91%
                                                                       ------
Net Assets                                                             100.00%
                                                                       ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.62%
                  HONG KONG: 29.49%
   295,000        APT Satellite Holdings Ltd.                      $     91,715
   124,700   @,X  Asia World Online                                          --
   126,000        Bank of East Asia                                     252,000
   214,000        Beijing Datang Power Generation Co. Ltd.               78,192
    19,000        Cheung Kong Holdings Ltd.                             160,769
   276,000        China Everbright Ltd.                                 191,077
    92,000        China Merchants Holdings International Co. Ltd.        58,385
   115,000   @    China Mobile Hong Kong Ltd.                           348,686
   450,000        China National Aviation                                66,346
   850,000        China Petroleum & Chemical Corp.                      131,859
   180,000   @    China Unicom                                          168,462
   156,000        Citic Pacific Ltd.                                    320,000
   440,000        Cosco Pacific Ltd.                                    231,282
    84,000        Hong Kong Exchanges and Clearing Ltd.                 113,077
       200        HSBC Holdings PLC                                       2,166
    45,900        Hutchison Whampoa Ltd.                                370,731
   495,872   @    Pacific Century CyberWorks Ltd.                       131,915
    44,000        Sun Hung Kai Properties Ltd.                          270,769
    60,000        Television Broadcasts Ltd.                            176,923
                                                                   ------------
                  Total Hong Kong                                     3,164,354
                                                                   ------------
                  INDONESIA: 0.72%
    90,000        Gudang Garam Tbk PT                                    77,327
                                                                   ------------
                  Total Indonesia                                        77,327
                                                                   ------------
                  MALAYSIA: 5.04%
   127,500        Malayan Banking Berhad                                238,224
   103,000        Resorts World Berhad                                  140,947
    71,000        Tenaga Nasional Berhad                                161,618
                                                                   ------------
                  Total Malaysia                                        540,789
                                                                   ------------
                  SINGAPORE: 16.02%
   117,000        City Developments Ltd.                                265,698
    52,035        DBS Group Holdings Ltd.                               296,845
   127,000   @    Neptune Orient Lines                                   55,034
    17,650        Oversea-Chinese Banking Corp.                         101,657
    51,000        Singapore Airlines Ltd.                               236,389
    28,500        Singapore Press Holdings                              247,004
   545,000        Singapore Telecommunications                          517,183
                                                                   ------------
                  Total Singapore                                     1,719,810
                                                                   ------------
                  SOUTH KOREA: 22.00%
    13,500   X    H&CB                                                  333,160
    34,000        Korea Electric Power Corp.                            537,258
     2,500        Korea Telecom                                          92,951
    11,530        Korea Telecom ADR                                     240,285
     2,415        LG Home Shopping, Inc.                                 85,021
     3,360        Samsung Electronics                                   451,557
     9,000        SK Corp.                                               80,519
     2,840        SK Telecom                                            540,062
                                                                   ------------
                  Total South Korea                                   2,360,813
                                                                   ------------
                  TAIWAN: 16.59%
   110,123        Acer, Inc.                                             33,516
    25,300        Asustek Computer, Inc.                                 86,533
    62,298        Asustek Computer, Inc. GDR                            214,928
    22,498        China Steel Corp. GDR                                 176,609
   116,537        Far Eastern Textile Co. Ltd.                           33,779
    29,469   @    Far Eastern Textile Co. Ltd. GDR                       85,165
    38,547        HON HAI Precision Industry GDR                        302,594
    21,027        Synnex Technology International Corp. GDR              73,595
    22,960   @    Taiwan Semiconductor Manufacturing Co. Ltd             40,596
    35,669   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR       460,492
    69,000        United Microelectronics                                56,800
    37,950   @    United Microelectronics ADR                           216,315
                                                                   ------------
                  Total Taiwan                                        1,780,922
                                                                   ------------
                  THAILAND: 5.76%
   499,000        Advanced Info Service Public Co. Ltd.                 463,174
    33,600        PTT Exploration & Production Public Co. Ltd.           74,023
     7,500   @    Siam Cement                                            81,190
                                                                   ------------
                  Total Thailand                                        618,387
                                                                   ------------
                  Total Common Stocks (Cost $18,302,877)             10,262,402
                                                                   ------------
                  THAILAND: 0.92%
   300,000   @    Siam Commercial Bank Ltd.                              98,971
                                                                   ------------
                  Total Thailand                                         98,971
                                                                   ------------
                  Total Preferred Stock (Cost $254,508)                  98,971
                                                                   ------------
                  Total Long Term Investments (Cost $18,557,385)     10,361,373
                                                                   ------------
                  Total Investments in Securities
                    (Cost $18,557,385)*                   96.54%   $ 10,361,373
                  Other Assets and Liabilities-Net         3.46%        371,072
                                                         ------    ------------
                  Net Assets                             100.00%   $ 10,732,445
                                                         ======    ============

@    Non-income producing security
X Fair Value as determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
ADR  American Depository Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $    117,964
                  Gross Unrealized Depreciation                      (8,313,976)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (8,196,012)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                              0.72%
Airlines                                                                 2.20%
Banks                                                                   12.33%
Building Materials                                                       0.76%
Chemicals                                                                0.54%
Commercial Services                                                      2.15%
Computers                                                                1.00%
Diversified Financial Services                                           2.83%
Diversified Telecommunications                                          10.01%
Electric Utilities                                                       7.24%
Electronics                                                              9.84%
Entertainment                                                            1.31%
Holding Companies-Diversified                                            6.44%
Iron/Steel                                                               1.65%
Media                                                                    3.95%
Oil & Gas                                                                2.67%
Real Estate                                                              7.11%
Retail                                                                   0.79%
Semiconductors                                                           7.21%
Textiles                                                                 1.11%
Transportation                                                           0.51%
Wireless Telecommunications Service                                     14.17%
Other Assets and Liabilities, Net                                        3.46%
                                                                       ------
Net Assets                                                             100.00%
                                                                       ======

                 See Accompanying Notes to Financial Statements

Pilgrim
European
Equity Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMMON STOCK: 98.05%
                  BELGIUM: 0.44%
     3,449        Interbrew                                        $     89,468
                                                                   ------------
                  Total Belgium                                          89,468
                                                                   ------------
                  FINLAND: 3.03%
    24,240        Nokia OYJ                                             506,476
     9,035        Stora Enso OYJ                                        109,708
                                                                   ------------
                  Total Finland                                         616,184
                                                                   ------------
                  FRANCE: 13.15%
     9,753        Alcatel SA                                            147,112
     3,986        Aventis SA                                            293,091
     4,976        AXA                                                   108,759
     2,850        BNP Paribas                                           236,861
     1,560        Bouygues                                               47,707
     1,020        Cap Gemini SA                                          57,340
     3,518        Carrefour SA                                          179,887
       818        Cie de Saint-Gobain                                   113,673
     1,567        France Telecom                                         58,449
       451        Groupe Danone                                          52,125
     1,380        L'OREAL                                                95,203
     1,392        Louis Vuitton Moet Hennessy                            49,042
     8,561   @    Orange SA                                              69,302
       431        Pinault-Printemps-Redoute                              49,582
       496        Sanofi-Synthelabo SA                                   32,678
     2,269        Schneider Electric SA                                  90,777
     1,717        Societe Assurances Generales de France                 79,225
     4,696        Suez Lyonnaise des Eaux SA                            147,538
     4,227        TotalFinaElf SA                                       593,108
     3,633        Vivendi Universal SA                                  169,594
                                                                   ------------
                  Total France                                        2,671,053
                                                                   ------------
                  GERMANY: 11.22%
       970        Allianz AG                                            228,412
     5,042        BASF AG                                               170,517
     4,002        Bayer AG                                              118,787
     1,411        Bayerische Hypo-und Vereinsbank AG                     43,492
     2,230        Commerzbank AG                                         37,007
     4,815        DaimlerChrysler AG                                    167,820
     3,104        Deutsche Bank AG                                      172,511
     4,516        Deutsche Lufthansa AG                                  47,524
     9,245        Deutsche Telekom                                      142,942
     5,032        E. On AG                                              262,057
     3,083        Infineon Technologies AG                               46,447
       681        Muenchener Rueckversicherungs AG                      179,776
     2,024        RWE AG                                                 79,919
     1,464        SAP AG                                                151,431
     1,690        Schering AG                                            87,175
     4,609        Siemens AG                                            223,156
     6,475        ThyssenKrupp AG                                        69,887
     1,320        Volkswagen AG                                          50,578
                                                                   ------------
                  Total Germany                                       2,279,438
                                                                   ------------
                  IRELAND: 1.55%
    11,106        Bank of Ireland                                        99,194
     3,991        CRH PLC                                                61,743
     3,338   @    Elan Corp. PLC                                        153,121
                                                                   ------------
                  Total Ireland                                         314,058
                                                                   ------------
                  ITALY: 5.50%
     4,618        Assicurazioni Generali                                126,479
    26,972        Banca Nazionale Del Lavoro S.p.A.                      59,437
    24,928        Enel S.p.A.                                           140,358
    20,079        ENI-Ente Nazionale Idrocarburi S.p.A.                 251,396
    20,509        IntesaBci S.p.A.                                       47,962
    10,205        Sanpaolo IMI S.p.A.                                   107,118
    10,631        Telecom Italia S.p.A.-RNC                              51,444
    20,006        Telecom Italia S.p.A.                                 166,807
    12,906        TIM S.p.A.                                             70,230
    26,152        Unicredito Italiano S.p.A.                             96,442
                                                                   ------------
                  Total Italy                                         1,117,673
                                                                   ------------
                  NETHERLANDS: 9.30%
     8,035        ABN Amro Holding NV                                   122,571
    13,347        Aegon NV                                              334,938
     2,080        Akzo Nobel NV                                          85,217
     4,397   @    ASML Holding NV                                        63,278
     9,157        Elsevier                                              106,330
    10,666        Fortis (NL)                                           252,310
     3,966        Heineken Holding NV                                   105,233
     9,084        Koninklijke Ahold NV                                  255,413
     8,801        Koninklijke Philips Electronics NV                    199,801
     3,265   @    Libertel NV                                            24,991
     4,882        Royal KPN NV                                           18,882
     3,798        STMicroelectronics NV                                 107,266
     8,152        TPG NV                                                159,258
     1,844        VNU NV                                                 53,738
                                                                   ------------
                  Total Netherlands                                   1,889,226
                                                                   ------------
                  PORTUGAL: 0.61%
    15,658   @    Portugal Telecom SGPS SA                              123,936
                                                                   ------------
                  Total Portugal                                        123,936
                                                                   ------------
                  SPAIN: 4.89%
    13,080        Banco Bilbao Vizcaya Argentaria SA                    146,236
     3,009        Banco Popular Espanol                                 100,950
    23,356        Banco Santander Central Hispano SA                    179,615
     9,050        Endesa SA                                             138,380
    27,939   @    Telefonica SA                                         335,231
     6,671   @    Terra Networks                                         43,502
     3,286        Union Fenosa SA                                        48,797
                                                                   ------------
                  Total Spain                                           992,711
                                                                   ------------
                  SWEDEN: 2.47%
    23,463        Nordea AB                                             103,831
     5,543        Nordea AB ADR                                          24,629
     7,315        Securitas AB                                          121,724
    11,157        Skandia Forsakrings AB                                 66,941
     3,840        SKF AB                                                 64,439
    27,762        Telefonaktiebolaget LM Ericsson                       120,242
                                                                   ------------
                  Total Sweden                                          501,806
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
European
Equity Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  SWITZERLAND: 10.18%
     5,024        ABB Ltd.                                         $     42,704
     5,631        Credit Suisse Group                                   205,571
     1,960        Nestle SA                                             406,311
    11,770        Novartis AG                                           440,124
     4,645        Roche Holding AG                                      321,682
       993        Swiss Reinsurance                                     102,014
     1,829   @    Syngenta AG                                            93,391
     6,705        UBS AG                                                311,408
       630        Zurich Financial Services AG                          144,084
                                                                   ------------
                  Total Switzerland                                   2,067,289
                                                                   ------------
                  UNITED KINGDOM: 35.71%
     8,903        Abbey National PLC                                    132,309
     6,676        AstraZeneca PLC                                       300,742
    12,640        BAE Systems PLC                                        61,330
     8,407        Barclays PLC                                          252,806
   101,290        BP PLC                                                816,650
    32,875        British Telecommunications PLC                        166,196
    13,195        CGNU PLC                                              158,139
    19,291        CMG PLC                                                61,424
    72,992   @    Colt Telecom Group PLC                                124,592
    24,824        Compass Group PLC                                     180,850
    21,660        Diageo PLC                                            216,011
    17,010        Dixons Group PLC                                       52,294
    21,651        GlaxoSmithKline PLC                                   581,870
     6,654        HBOS PLC                                               74,914
    39,409        HSBC Holdings PLC                                     431,375
    37,244   @    International Power PLC                               119,571
    35,744        Invensys PLC                                           32,713
    50,017        Lattice Group PLC                                     112,441
    28,352        Lloyds TSB Group PLC                                  285,837
    15,785        National Grid Group PLC                               111,903
     9,382        Pearson PLC                                           112,169
     7,367        Prudential PLC                                         77,055
     9,681        Reuters Group PLC                                      91,554
    10,580        Royal & Sun Alliance Insurance Group                   57,482
    14,949        Royal Bank of Scotland Group PLC                      357,235
    15,815        Scottish Power PLC                                     90,749
    98,871        Shell Transport & Trading Co. PLC                     739,694
     9,781        Standard Chartered PLC                                 97,615
    42,445        Tesco PLC                                             149,525
    26,412        Unilever PLC                                          191,652
   409,319        Vodafone Group PLC                                    945,443
     7,598        WPP Group PLC                                          68,709
                                                                   ------------
                  Total United Kingdom                                7,252,849
                                                                   ------------
                  Total Common Stock (Cost $24,159,555)              19,915,691
                                                                   ------------
                  Total Investments in Securities
                    (Cost $24,159,555)*                   98.05%   $ 19,915,691
                  Other Assets and Liabilities-Net         1.95%        395,380
                                                         ------    ------------
                  Net Assets                             100.00%   $ 20,311,071
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $24,990,423. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $    319,838
                  Gross Unrealized Depreciation                      (5,394,570)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (5,074,732)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
European
Equity Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Advertising                                                             0.34%
Aerospace/Defense                                                       0.31%
Airlines                                                                0.23%
Auto Manufacturers                                                      1.08%
Banks                                                                  18.35%
Beverages                                                               2.02%
Building Materials                                                      0.86%
Chemicals                                                               2.30%
Commercial Services                                                     0.60%
Computers                                                               0.58%
Cosmetics/Personal Care                                                 0.47%
Diversified Financial Services                                          1.24%
Electric                                                                4.88%
Electronics                                                             0.98%
Engineering & Construction                                              0.45%
Food                                                                    6.08%
Food Service                                                            0.89%
Forest Products & Paper                                                 0.54%
Gas                                                                     0.55%
Hand/Machine Tools                                                      0.45%
Holding Companies-Diversified                                           0.24%
Insurance                                                               8.19%
Internet                                                                0.21%
Iron/Steel                                                              0.34%
Media                                                                   2.63%
Metal Fabricate/Hardware                                                0.32%
Miscellaneous Manufacturing                                             1.26%
Oil & Gas                                                              11.82%
Pharmaceuticals                                                        10.88%
Retail                                                                  0.50%
Semiconductors                                                          1.07%
Software                                                                0.75%
Telecommunications                                                     15.13%
Transportation                                                          0.78%
Water                                                                   0.73%
Other Assets and Liabilities-Net                                        1.95%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Russia Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 66.19%
                  Airlines: 1.36%
 2,446,350        Aeroflot                                         $    667,853
                                                                   ------------
                  Beverages: 4.13%
   750,000   @    Sun Interbrew Ltd. GDR                              2,025,000
                                                                   ------------
                  Electric: 5.39%
40,050,000        Mosenergo                                           1,269,585
   159,000        Mosenergo ADR                                         494,490
 9,000,000        Unified Energy System                                 880,200
                                                                   ------------
                                                                      2,644,275
                                                                   ------------
                  Engineering & Construction: 0.97%
   135,000   @    United Heavy Machinery Uralmash-Izhora
                    Group ADR                                           472,500
                                                                   ------------
                  Gas: 0.96%
    55,000        Gazprom OAO ADR                                       473,000
                                                                   ------------
                  Iron/Steel: 1.44%
    20,000        Cherepovets MK Severstal                              705,000
                                                                   ------------
                  Mining: 5.33%
   220,000        JSC Mining & Smelting Co. ADR                       2,611,994
                                                                   ------------
                  Oil & Gas: 28.88%
     2,000        Lukoil-Holding                                         22,020
    55,000        Lukoil-Holding ADR                                  2,424,125
 3,150,000        Sibneft                                             2,047,500
   145,982        Slavneft-Megionneftegaz                               481,741
   185,000        Surgutneftegaz ADR                                  2,335,625
   223,700        Tatneft ADR                                         2,221,341
 1,250,000        YUKOS                                               4,625,000
                                                                   ------------
                                                                     14,157,352
                                                                   ------------
                  Retail: 0.73%
   235,000        Trade House GUM                                       329,000
    10,000        Trade House GUM ADR                                    28,000
                                                                   ------------
                                                                        357,000
                                                                   ------------
                  Telecommunications: 17.00%
 6,831,400        Bashinformsvyaz                                       402,055
    24,610        Chelyabinsksvyazinform                                180,646
   129,600   @    Golden Telecom Inc.                                 1,562,976
    36,000   @    Mobile Telesystems ADR                                994,320
     1,100   @    Moscow Region Electrosvyaz                            154,000
   656,000        Nizhnosvyazinform                                     459,200
18,510,200   X    Novosibirsk Region Electrosv                          274,858
 1,098,882        Rostelecom                                            663,725
    20,000        Rostelecom ADR                                         73,000
   238,125        Rostov Region Electrosvyaz                             83,344
    28,000        Samarasvyazinform                                     420,000
   384,424        St. Petersburg Telephone                              135,702
   214,000        Tyumentelecom                                         212,609
10,000,000        Uralsvyazinform                                        68,000
    42,500        Uralsvyazinform ADR                                    59,249
   110,000   @    Vimpel-Communications ADR                           2,172,500
    85,300        Yuzhnaya Telecommunication Co.                        415,838
                                                                   ------------
                                                                      8,332,022
                                                                   ------------
                  Total Common Stock (Cost $40,372,706)              32,445,996
                                                                   ------------
PREFERRED STOCK: 21.83%
                  Electric: 2.06%
16,000,000   @    Unified Energy System                               1,009,600
                                                                   ------------
                  Oil & Gas: 18.42%
   263,750        Lukoil-Holding                                      2,843,225
    70,000        Lukoil-Holding ADR                                  1,472,100
21,570,000        Surgutneftegaz                                      3,440,415
    80,000        Surgutneftegaz ADR                                  1,276,000
                                                                   ------------
                                                                      9,031,740
                                                                   ------------
                  Telecommunications: 1.35%
   189,500   @    Moscow City Telephone                                 293,725
   427,000        Nizhnosvyazinform                                     154,972
    50,000        Rostelecom                                             13,425
     9,300        Samarasvyazinform                                      70,680
   110,000        St Petersburg Telephone                                16,797
   279,099        Tyumentelecom                                         110,631
                                                                   ------------
                                                                        660,230
                                                                   ------------
                  Total Preferred Stock (Cost $9,790,895)            10,701,570
                                                                   ------------
                  Total Long-Term Investments (Cost $50,163,601)     43,147,566
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.75%

                  U.S. Government Obligations: 7.75%
$2,400,000        Federal Home Loan Mortgage Corporation, 2.460%,
                    due 11/01/01                                   $  2,400,000
 1,400,000        U.S. Treasury Bills 2.260%,
                  due 11/15/01                                        1,398,769
                                                                   ------------
                  Total Short-term
                  Investments
                  (Cost $3,798,769)                                   3,798,769
                                                                   ------------
                  Total Investments in Securities
                    (Cost $53,962,370)*                   95.77%   $ 46,946,335
                  Other Assets and Liabilities-Net         4.23%      2,072,461
                                                         ------    ------------
                  Net Assets                             100.00%   $ 49,018,796
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
X Fair value as determined by Pilgrim Valuation Committee as appointed by the Fund's Board of Directors.
* Cost for federal income tax purposes is $55,198,946. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $ 10,407,109
                  Gross Unrealized Depreciation                     (18,659,720)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (8,252,611)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim Precious
Metals Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMMON STOCK: 96.61%
                  AUSTRALIA: 17.66%
 3,000,000   XX   Delta Gold Ltd.                                  $  3,454,923
 5,000,000   @    Lihir Gold Ltd.                                     2,967,110
 2,000,000        Normandy Mining Ltd.                                1,408,120
   800,000        Sons of Gwalia Ltd.                                 2,864,518
                                                                   ------------
                  Total Australia                                    10,694,671
                                                                   ------------
                  CANADA: 38.46%
   318,000        Agnico-Eagle Mines Ltd.                             3,094,140
   180,000        Barrick Gold Corp.                                  2,806,200
   543,900   @    Glamis Gold Ltd.                                    1,903,650
   301,400        Goldcorp, Inc.                                      3,544,464
 1,248,600   @    Iamgold Corp.                                       2,714,690
 1,144,900   @    Kinross Gold Corp.                                    984,614
   383,000   @    Meridian Gold, Inc.                                 4,193,850
    96,000   @    North American Palladium Ltd.                         508,800
   258,500        Placer Dome, Inc.                                   2,949,485
   300,000   @    Silver Standard Resources                             591,000
                                                                   ------------
                  Total Canada                                       23,290,893
                                                                   ------------
                  MEXICO: 0.92%
   565,400        Industrias Penoles SA                                 558,021
                                                                   ------------
                  Total Mexico                                          558,021
                                                                   ------------
                  PERU: 7.62%
   157,009        Buenaventura SA                                     1,574,882
   150,000        Buenaventura SA ADR                                 3,039,000
                                                                   ------------
                  Total Peru                                          4,613,882
                                                                   ------------
                  SOUTH AFRICA: 16.58%
    95,000        Anglogold Ltd. ADR                                  1,576,050
   477,900        Gold Fields Ltd.                                    2,142,107
   200,000        Gold Fields Ltd. ADR                                  916,000
   306,656        Harmony Gold Mining Co. Ltd.                        1,780,720
   200,000        Harmony Gold Mining Co. Ltd. ADR                    1,172,000
    68,960        Impala Platinum Holdings Ltd.                       2,452,353
                                                                   ------------
                  Total South Africa                                 10,039,230
                                                                   ------------
                  UNITED KINGDOM: 1.15%
   200,000   @    Brancote Holdings PLC                                 414,310
    59,328   @    Randgold Resources Ltd. GDR                           281,808
                                                                   ------------
                  Total United Kingdom                                  696,118
                                                                   ------------
                  UNITED STATES: 14.22%
    95,000   @    Apex Silver Mines Ltd.                                900,600
   204,600   @    Freeport-McMoran Copper & Gold, Inc.                2,048,046
   247,070        Homestake Mining Co.                                2,025,974
    75,000        Newmont Mining Corp.                                1,740,000
   121,900   @    Stillwater Mining Co.                               1,900,421
                                                                   ------------
                  Total United States                                 8,615,041
                                                                   ------------
                  Total Common Stock (Cost $52,639,226)              58,507,856
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.48%
                  U.S. Government Obligations: 1.48%
$  900,000        United States Treasury Bill, 2.260%,
                    due 11/15/2001                                 $    898,831
                                                                   ------------
                  Total Short-Term Investments (Cost $898,831)          898,831
                                                                   ------------
                  Total Investments in Securities
                    (Cost $53,538,057)*                   98.09%   $ 59,406,687
                  Other Assets and Liabilities-Net         1.91%      1,156,635
                                                         ------    ------------
                  Net Assets                             100.00%   $ 60,563,322
                                                         ======    ============
@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
XX The Investment Company Act of 1940 defines Affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The fund held over 5% of the outstanding voting securities of this security at October 31, 2001.

     Following is a summary of the transactions with this affiliate for the year ended October 31, 2001:

                  Market value at 10/31/00                         $         --
                  Purchases at cost                                   2,541,927
                  Sales at cost                                              --
                  Change in unrealized appreciation                     912,996
                  Market value at 10/31/01                            3,454,923
                  Dividend income                                        39,412
                  Realized gain/loss                                         --

* Cost for federal income tax purposes is $55,624,706. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 10,450,559
                  Gross Unrealized Depreciation                      (6,668,578)
                                                                   ------------
                  Net Unrealized Appreciation                      $  3,781,981
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim Precious
Metals Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Gold Mining                                                             74.19%
Metal-Diversified                                                        3.38%
Non-Ferrous Metals                                                       0.92%
Platinum                                                                 7.19%
Precious Metals                                                          0.84%
Silver Mining                                                           10.09%
Short-Term Investments                                                   1.48%
Other Assets and Liabilities, Net                                        1.91%
                                                                       ------
Net Assets                                                             100.00%
                                                                       ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Emerging Markets Equity, ING Global Brand Names and ING International Funds, held February 22, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outline below:

                                   Shares voted
                          Shares    against or    Shares      Broker     Total
                        voted for    withheld    abstained   non-vote    Voted
                        ---------    --------    ---------   --------    -----
ING Emerging Markets Equity Fund

1. To approve an Agreement and Plan of Reorganization Providing For The Acquisition of All of the Assets and Liabilities of ING Emerging Markets Equity Fund by Pilgrim Emerging Countries Fund

                        1,013,888         --        2,804       --     1,016,692

ING Global Brand Names Fund

1. To approve an Agreement and Plan of Reoganization providing for the acquisition of all of the assets and liabilities of ING Global Brand Names Fund by Pilgrim Worldwide Growth Fund

                        2,680,425      5,759       30,144       --     2,716,328

ING International Equity Fund

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of ING International Equity Fund by Pilgrim International Fund

                        2,948,830      2,005        7,167       --     2,958,002

A special meeting of shareholders of the Pilgrim Global Corporate Leaders and Pilgrim Silver Funds, held February 23, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. A brief description of each matter voted upon as well as the results are outline below:

Pilgrim Global Corporate Leaders Fund

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Global Corporate Leaders Fund by Pilgrim Worldwide Growth

                        1,186,462      8,842       19,457       --     1,214,761

Pilgrim Silver Fund

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Silver Fund by Pilgrim Gold Fund

                        3,224,879    648,368      138,652       --     4,011,899

A special meeting of shareholders of the Pilgrim Global Technology and Pilgrim SmallCap Asia Growth Funds, held March 15, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. A brief description of each matter voted upon as well as the results are outline below:

Pilgrim Global Technology Fund

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Global Technology Fund by Pilgrim Global Information Technology Fund

                          922,823      1,564        1,289       --       925,676

SmallCap Asia Growth

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim SmallCap Asia Growth Fund by Pilgrim Asia-Pacific Equity Fund

                          336,508     67,620       12,052       --       416,180

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Worldwide Emerging Markets and Pilgrim Emerging Markets Value Funds held April 12, 2001 at ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outline below:

                                            Shares voted
                                  Shares     against or     Shares      Broker       Total
                                 voted for    withheld     abstained   non-vote      Voted
                                 ---------    --------     ---------   --------      -----
Pilgrim Worldwide Emerging Markets Fund

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Worldwide Emerging Markets Fund by Pilgrim Emerging Countries Fund

                                 4,555,446    338,827       248,824        --      5,143,097

Pilgrim Emerging Markets Value Fund

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Emerging Markets Value Fund by Pilgrim Emerging Countries Fund

                                   839,915     34,840        36,462        --        911,217

A special meeting of shareholders of the Pilgrim International SmallCap Growth
Fund held April 19, 2001 at ING Pilgrim, 7337 East Doubletree Ranch Road,
Scottsdale, AZ 85258. A brief description of each matter voted upon as well as the results are outline below:

Pilgrim International SmallCap Fund

1. To approve a new Sub-Avisory Agreement between ING Pilgrim Investments, LLC and Nicholas-Applegate Capital Management ("NACM"), to reflect the acquisition of NACM by Allianz of America, Inc., with no change in the sub-advisory fee

                                16,679,209    100,683       239,319        --     17,019,211

A special meeting of shareholders of the Pilgrim Funds Trust held March 20, 2001 at ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     Pilgrim Global Brand Names
     Pilgrim International Equity
     Pilgrim Emerging Markets Equity
     Pilgrim Global Communications
     Pilgrim Global Information Technology
     Pilgrim European Equity

1.   Vote on Trustees/Directors

     Paul S. Doherty           427,604,900         --     2,059,716        --    429,664,616
     Alan L. Gosule            427,678,938         --     1,985,678        --    429,664,616
     Walter H. May             427,672,061         --     1,992,555        --    429,664,616
     Thomas J. McInerney       427,652,027         --     2,012,589        --    429,664,616
     Jock Patton               427,622,933         --     2,041,683        --    429,664,616
     David W.C.Putnam          427,676,810         --     1,987,806        --    429,664,616
     Blaine E. Rieke           427,585,125         --     2,079,491        --    429,664,616
     John G. Turner            427,662,516         --     2,002,100        --    429,664,616
     Richard A. Wedemeyer      427,652,125         --     2,012,491        --    429,664,616

2. To ratify the appointment of Ernst & Young LLP as Independent Auditors of the Funds for the fiscal year ending October 31, 2001

                               424,894,887    514,512     4,255,217        --    429,664,616

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended October 31, 2001 were as follows:

Fund Name                                              Type     Per Share Amount
---------                                              ----     ----------------
Worldwide Growth Fund
  Class A                                              STCG         $ 0.5190
  Class B                                              STCG         $ 0.5811
  Class C                                              STCG         $ 0.5168
  Class Q                                              STCG         $ 0.5980
  Class A                                              LTCG         $ 0.2542
  Class B                                              LTCG         $ 0.2846
  Class C                                              LTCG         $ 0.2531
  Class Q                                              LTCG         $ 0.2929
  Class A                                               ROC         $ 0.3006
  Class B                                               ROC         $ 0.3367
  Class C                                               ROC         $ 0.2993
  Class Q                                               ROC         $ 0.3464
International Value Fund
  All Classes                                          STCG         $ 0.5311
  All Classes                                          LTCG         $ 1.3496
                                                                    --------
                                                                    $ 1.8807
                                                                    ========
  Class A                                               NII         $ 0.1419
  Class B                                               NII         $ 0.0278
  Class C                                               NII         $ 0.0366
  Class Q                                               NII         $ 0.1446
International Fund
  All Classes                                          STCG         $ 0.4583
  All Classes                                          LTCG         $ 0.4764
                                                                    --------
                                                                    $ 0.9347
                                                                    ========
International Core Growth Fund
  Class A                                              STCG         $ 0.1544
  Class B                                              STCG         $ 0.1540
  Class C                                              STCG         $ 0.1546
  Class Q                                              STCG         $ 0.1606
  Class A                                              LTCG         $ 0.8903
  Class B                                              LTCG         $ 0.8881
  Class C                                              LTCG         $ 0.8915
  Class Q                                              LTCG         $ 0.9529
  Class A                                               NII         $ 0.4099
  Class B                                               NII         $ 0.3146
  Class C                                               NII         $ 0.3320
  Class Q                                               NII         $ 0.4177
International SmallCap Growth Fund
  Class A                                               NII         $ 0.2335
  Class B                                               NII         $ 0.0716
  Class C                                               NII         $ 0.0916
  Class Q                                               NII         $ 0.2461
  Class A                                              LTCG         $ 1.4849
  Class B                                              LTCG         $ 1.5661
  Class C                                              LTCG         $ 1.4375
  Class Q                                              LTCG         $ 1.5724
  Class A                                              STCG         $ 0.9984
  Class B                                              STCG         $ 1.0530
  Class C                                              STCG         $ 0.9665
  Class Q                                              STCG         $ 1.0572
Global Information Technology Fund
  All Classes                                          STCG         $ 3.0335
  All Classes                                          LTCG         $ 4.5832
                                                                    --------
                                                                    $ 7.6167
                                                                    ========
Asia-Pacific Equity Fund
  Class A                                               NII         $ 0.0932
  Class B                                               NII         $ 0.0523
  Class M                                               NII         $ 0.0854
European Equity Fund
  All Classes                                          STCG         $ 0.0193
  All Classes                                          LTCG         $ 0.4712
                                                                    --------
                                                                    $ 0.4905
                                                                    ========
Precious Metals Fund                                    NII         $ 0.0034

NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain
ROC -- Return of Capital

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

For the fiscal year ended October 31, 2001, 13.63%, 0.03%, 10.00% and 100.00% of the ordinary income distributions declared by International Value Fund, International SmallCap Growth Fund, Asia-Pacific Equity Fund and Precious Metals Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

For federal income tax purposes, the Funds designated the following amounts as capital gains dividends for the year ended October 31, 2001:

            Fund                          Amount
            ----                          ------
Worldwide Growth Fund                 $  6,046,730
International Value Fund               171,620,623
International Fund                       1,318,660
International Core Growth Fund           4,032,951
International SmallCap Growth Fund      28,498,503
Global Information Technology Fund      29,613,440
European Equity Fund                     1,368,663

During the fiscal year ended October 31, 2001, the foreign taxes paid or withheld were, $462,979, $7,322,252, $100,383, $123,858, $914,538 and $1,558,521
in total on $2,929,568, $51,013,408, $608,562, $655,048, $7,063,285 and
$2,127,501 of foreign source income for the Worldwide Growth Fund, International Value Fund, International Fund, International Core Growth Fund, International SmallCap Growth Fund and Emerging Countries Fund, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2002, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends distributions received by them in calendar 2001.

Investment Manager
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

Custodian
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

Independent Accountants
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc., Distributor, at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

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